                                                         FREE WRITING PROSPECTUS
                                                      FILED PURSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-131262

INFORMATION IN THESE MATERIALS MAY BE AMENDED OR COMPLETED PRIOR TO SALE, DATED
                                JULY 31, 2007.

                     STRUCTURAL AND COLLATERAL INFORMATION

                                 $3,300,446,000
                                 (APPROXIMATE)

                 WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.
                                   DEPOSITOR

                    WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
               CLASSES A-1, A-2, A-3, A-PB, A-4, A-5, A-1A, IO,
                          A-M, A-J, B, C, D, E AND F

               --------------------------------------------------
                                 SERIES 2007-C33
               --------------------------------------------------

                                 JULY 31, 2007

                                   Sponsors
                      WACHOVIA BANK, NATIONAL ASSOCIATION
                       BARCLAYS CAPITAL REAL ESTATE INC.
                         NOMURA CREDIT & CAPITAL, INC.
                      ARTESIA MORTGAGE CAPITAL CORPORATION

                                Master Servicer
                      WACHOVIA BANK, NATIONAL ASSOCIATION

                               Special Servicer
                              LNR PARTNERS, INC.

[LOGO] WACHOVIA SECURITIES                                      [LOGO] BARCLAYS
                                                                       CAPITAL

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                                TABLE OF CONTENTS

Transaction Structure
 Transaction Terms ........................................................    3
 Structure Overview .......................................................    8

Mortgage Pool Characteristics as of the Cut-Off Date

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

      NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
      MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT, DATED JULY 31,
      2007.

ISSUE TYPE                  Sequential pay REMIC. Class A-1, Class A-2, Class A-3, Class A-PB, Class
                            A-4, Class A-5, Class A-1A, Class IO, Class A-M, Class A-J, Class B,
                            Class C, Class D, Class E and Class F Certificates (the "Offered
                            Certificates") are offered publicly. All other Certificates will be privately placed.

CUT-OFF DATE                All Mortgage Loan characteristics are based on balances as of the
                            Cut-Off Date, which is August 1, 2007, with respect to 33 Mortgage
                            Loans, August 5, 2007, with respect to 2 Mortgage Loans, August 10,
                            2007, with respect to 1 Mortgage Loan and August 11, 2007 with respect to 130 Mortgage Loans. All percentages presented herein are approximate.

MORTGAGE POOL               The Mortgage Pool consists of 166 Mortgage Loans (the "Mortgage Loans")
                            with an aggregate principal balance as of the Cut-Off Date of
                            $3,602,123,586 (the "Cut-Off Date Pool Balance"), subject to a variance of plus or minus 5%. The Mortgage Loans are secured by 330 properties
                            (the "Mortgaged Properties") located throughout 39 states and the
                            District of Columbia. The Mortgage Pool will be deemed to consist of 2 loan groups ("Loan Group 1" and "Loan Group 2" and, together, the "Loan
                            Groups"). Loan Group 1 will consist of (i) all of the Mortgage Loans that are not secured by Mortgaged Properties that are multifamily and mobile home park properties, (ii) 1 Mortgage Loan that is secured by a multifamily property and (iii) 1 Mortgage Loan that is secured by a mobile home park property, with an aggregate principal balance as of the
                            Cut-Off Date of $3,037,379,648 (the "Cut-Off Date Group 1 Balance").
                            Loan Group 2 will consist of 36 Mortgage Loans that are secured by
                            Mortgaged Properties that are multifamily and mobile home park properties with an aggregate principal balance as of the Cut-Off Date of
                            $564,743,938 (the "Cut-Off Date Group 2 Balance").

DEPOSITOR                   Wachovia Commercial Mortgage Securities, Inc.

UNDERWRITERS                Wachovia Capital Markets, LLC and Barclays Capital Inc. It is intended that Wachovia Securities International Limited will act as a member of the selling group on behalf of Wachovia Capital Markets, LLC and may sell Offered Certificates on behalf of Wachovia Capital Markets, LLC in certain jurisdictions.

MORTGAGE LOAN SELLERS       Wachovia Bank, National Association ("Wachovia"), Barclays Capital Real
  AND SPONSORS              Estate Inc. ("BCRE"), Nomura Credit & Capital, Inc. ("Nomura") and
                            Artesia Mortgage Capital Corporation ("Artesia").

                                                      NUMBER OF       AGGREGATE
                                                       MORTGAGE      CUT-OFF DATE       % OF INITIAL
                            MORTGAGE LOAN SELLER        LOANS          BALANCE          POOL BALANCE
                            --------------------      ---------     --------------      ------------

                            Wachovia                      88        $2,043,814,381          56.7%
                            BCRE                          33           724,003,952          20.1
                            Nomura                        17           639,286,752          17.7
                            Artesia                       28           195,018,502           5.4
                                                         ---        --------------         -----
                              TOTAL                      166        $3,602,123,586         100.0%
                                                         ===        ==============         =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the
Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest"
expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any
Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United
States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                        3

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

TRUSTEE                     Wells Fargo Bank, N.A.

MASTER SERVICER             Wachovia Bank, National Association

SPECIAL SERVICER            LNR Partners, Inc.

RATING AGENCIES             Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's
                            Ratings Services, a division of The McGraw-Hill Companies Inc. ("S&P").

DENOMINATIONS               $10,000 minimum for the Offered Certificates except for the Class IO
                            Certificates, which will be offered in minimum notional amounts of
                            $1,000,000.

CLOSING DATE                On or about August 22, 2007.

SETTLEMENT TERMS            Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE           The fourth business day following the related Determination Date, commencing in September 2007.

DETERMINATION DATE          The 11th day of each month, or if such 11th day is not a business day, the next succeeding business day, commencing, with respect to the
                            Offered Certificates, in September 2007.

INTEREST DISTRIBUTIONS      Each Class of Offered Certificates will be entitled on each Distribution
                            Date to interest accrued at its Pass-Through Rate for such Distribution
                            Date on the outstanding Certificate Balance or Notional Amount of such
                            Class. Interest will be distributed on each Distribution Date in sequential order of Class designations, with the Class A-1, Class A-2,
                            Class A-3, Class A-PB, Class A-4, Class A-5, Class A-1A and Class IO
                            Certificates and the Class A-2FL Regular Interest and the Class A-5FL
                            Regular Interest ranking pari passu in entitlement to interest.

                            The Offered Certificates will accrue interest on the basis of a 360-day year consisting of twelve 30-day months.

                            The interest accrual period with respect to any Distribution Date and any Class of Offered Certificates is the calendar month preceding the month in which the Distribution Date occurs.

PRINCIPAL DISTRIBUTIONS     Principal will be distributed on each Distribution Date in accordance with the priorities set forth in "DESCRIPTION OF THE
                            CERTIFICATES--Distributions" in the free writing prospectus, dated July
                            31, 2007 (the "Prospectus Supplement"). Generally, the Class A-1, Class
                            A-2, Class A-3, Class A-PB, Class A-4 and Class A-5 Certificates, the
                            Class A-2FL Regular Interest and the Class A-5FL Regular Interest will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the
                            Certificate Balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage
                            Loans in Loan Group 2 until the Certificate Balances of the Class A-5
                            Certificates and the Class A-5FL Regular Interest have been reduced to zero. If, due to losses, the Certificate Balances of the Class A-M, through Class S Certificates and the Class A-MFL Regular Interest are
                            reduced to zero, but any two or more of the Class A-1, Class A-2, Class
                            A-3, Class A-PB, Class A-4, Class A-5 and Class A-1A Certificates, the
                            Class A-2FL Regular Interest and the Class A-5FL Regular Interest remain outstanding, payments of principal (other than distributions of principal otherwise allocable to reduce the Certificate Balance of the
                            Class A-PB Certificates to its planned principal amount) to the Class
                            A-1, Class A-2, Class A-3, Class A-PB, Class A-4, Class A-5 and Class
                            A-1A Certificates and the Class A-2FL Regular Interest and the Class
                            A-5FL Regular Interest will be made on a pro rata basis.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                        4

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

LOSSES                      Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the Class S, Class Q, Class P, Class O, Class N, Class M,
                            Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D,
                            Class C, Class B and Class A-J Certificates, in that order, and then, pro rata, to the Class A-M Certificates and Class A-MFL Regular
                            Interest, and then, pro rata, to the Class A-1, Class A-2, Class A-3,
                            Class A-PB, Class A-4, Class A-5 and Class A-1A Certificates and the
                            Class A-2FL Regular Interest and the Class A-5FL Regular Interest.

PREPAYMENT PREMIUMS         Any Prepayment Premiums or Yield Maintenance Charges actually collected
  AND YIELD MAINTENANCE     on a Mortgage Loan during the related collection period in which the
  CHARGES                   prepayment occurred will be distributed to Certificateholders on the related Distribution Date following the collection period in which the prepayment occurred. Generally, the Class A-1, Class A-2, Class A-3,
                            Class A-PB, Class A-4 and Class A-5 Certificates, the Class A-2FL
                            Regular Interest and the Class A-5FL Regular Interest will only be entitled to receive distributions of Prepayment Premiums or Yield
                            Maintenance Charges in respect of Mortgage Loans in Loan Group 1 until the Certificate Balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of Prepayment Premiums or Yield Maintenance
                            Charges in respect of Mortgage Loans in Loan Group 2 until the
                            Certificate Balances of the Class A-5 Certificates and the Class A-5FL
                            Regular Interest have been reduced to zero. On each Distribution Date, the holders of each Class of Offered Certificates and the Class G, Class
                            H, Class J and Class K Certificates then entitled to principal distributions will be entitled to a portion of Prepayment Premiums or
                            Yield Maintenance Charges equal to the product of (a) the amount of such
                            Prepayment Premiums or Yield Maintenance Charges, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the
                            Pass-Through Rate of such Class of Certificates over the relevant
                            Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage Loan over the relevant
                            Discount Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of
                            Certificates on such Distribution Date, and the denominator of which is the Principal Distribution Amount for such Distribution Date.

                            The portion, if any, of the Prepayment Premiums or Yield Maintenance
                            Charges remaining after any payments described above will be distributed to the holders of the Class IO Certificates.

NON-SERVICED LOANS          The 666 Fifth Avenue Loan, the ING Hospitality Pool Loan and the
                            Sawgrass Mills Loan will each be serviced pursuant to the pooling and servicing agreement relating to other transactions. See "SERVICING OF
                            THE MORTGAGE LOANS--Servicing of the 666 Fifth Avenue Loan",
                            "--Servicing of the ING Hospitality Pool Loan" and "--Servicing of the
                            Sawgrass Mills Loan" in the Prospectus Supplement.

ADVANCES                    The Master Servicer, and if the Master Servicer fails to do so, the
                            Trustee, will be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, on the Mortgage Loans
                            (other than with respect to the 666 Fifth Avenue Loan, the ING
                            Hospitality Pool Loan and the Sawgrass Mills Loan), but only to the extent that such Advances are not deemed non-recoverable and, in the case of P&I Advances, subject to any Appraisal Reductions that may occur. With respect to the 666 Fifth Avenue Loan, Servicing Advances will generally be made by the GE Commercial Mortgage 2007-C1 Master
                            Servicer. With respect to the ING Hospitality Pool Loan, Servicing
                            Advances will generally be made by the Wachovia Bank 2007-C32 Master
                            Servicer. With respect to the Sawgrass Mills Loan, Servicing Advances are expected to be made, on and after the securitization of the related pari passu companion loan, by the master servicer for that securitization. The Master Servicer under the Pooling and Servicing
                            Agreement will make P&I Advances with respect to the 666 Fifth Avenue
                            Loan, the ING Hospitality Pool Loan and the Sawgrass Mills Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                        5

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

APPRAISAL REDUCTIONS        An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a Required Appraisal Loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property plus all escrows and reserves (including letters of credit) held with respect to the
                            Mortgage Loan. As a result of calculating an Appraisal Reduction Amount for a given Mortgage Loan, the P&I Advance for such Mortgage Loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Subordinate Certificates in reverse order of priority of the Classes. An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased or otherwise disposed.

OPTIONAL TERMINATION        The Master Servicer, the Special Servicer and certain Certificateholders will have the option to terminate the Trust Fund in whole, but not in part, and purchase the remaining assets of the Trust Fund on or after the Distribution Date on which the Stated Principal Balance of the
                            Mortgage Loans then outstanding is less than 1% of the Cut-Off Date Pool
                            Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other Additional Trust Fund Expenses.

                            The Trust Fund may also be terminated under certain circumstances when the Offered Certificates have been paid in full and the remaining outstanding Certificates (other than the Class Z Certificates, Class R-I
                            Certificates and Class R-II Certificates) are held by a single
                            Certificateholder.

CONTROLLING CLASS           The Class of Sequential Pay Certificates (a) which bears the latest alphabetical Class designation and (b) the Certificate Balance of which is greater than 25% of its original Certificate Balance; provided, however, if no Class of Sequential Pay Certificates satisfies clause (b)
                            above, the Controlling Class shall be the outstanding Class of
                            Sequential Pay Certificates bearing the latest alphabetical Class designation.

CONTROLLING CLASS           The representative appointed by the holder of the majority of the Class
  REPRESENTATIVE            Principal Balance of the Controlling Class. In addition, the holders of the Companion Loans may have the ability to exercise some or all of the rights of the Controlling Class and the Controlling Class
                            Representative. See "SERVICING OF THE MORTGAGE LOANS--The Controlling
                            Class Representative" in the Prospectus Supplement for more information.

ERISA                       The Offered Certificates are expected to be ERISA eligible.

SMMEA                       The Offered Certificates are not expected to be "mortgage-related securities" for the purposes of SMMEA.

TAX                         The Offered Certificates will be treated as regular interests in a
                            REMIC.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                        6

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

         WACHOVIA CAPITAL MARKETS, LLC       BARCLAYS CAPITAL INC.

         Charles Culbreth                    Haejin Baek
         (704) 383-7716 (Phone)              (212) 412-1863 (Phone)
         (704) 715-0066 (Fax)                (212) 412-7489 (Fax)

         Bill White                          Craig Leonard
         (704) 715-8440 (Phone)              (212) 412-2663 (Phone)
         (704) 715-1214 (Fax)                (212) 412-7305 (Fax)

         Chris Campbell                      Brian Dixon
         (704) 715-8440 (Phone)              (212) 412-2663 (Phone)
         (704) 715-1214 (Fax)                (212) 412-7305 (Fax)

                                             Gino Ammirati
                                             (212) 412-1142 (Phone)
                                             (212) 412-8318 (Fax)

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                        7

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

              EXPECTED
             RATINGS(1)                               APPROX.                                                ASSUMED
           --------------       CERTIFICATE            % OF       APPROX.     WEIGHTED                        FINAL
                                  BALANCE          CUT-OFF DATE   CREDIT      AVERAGE        PRINCIPAL     DISTRIBUTION
CLASS      MOODY'S   S&P   OR NOTIONAL AMOUNT(2)   POOL BALANCE   SUPPORT   LIFE(YRS)(3)     WINDOW(3)       DATE(3)      RATE TYPE
------------------------------------------------------------------------------------------------------------------------------------

A-1         Aaa      AAA      $   14,392,000           0.400%     30.000%       2.82       09/07 - 03/12     03/15/12       Fixed
A-2(4)      Aaa      AAA      $  392,072,000          10.884%     30.000%       4.81       03/12 - 07/12     07/15/12      Fixed(10)
A-3         Aaa      AAA      $  327,795,000           9.100%     30.000%       6.87       05/14 - 07/14     07/15/14       WAC(5)
A-PB        Aaa      AAA      $   67,641,000           1.878%     30.000%       7.12       07/12 - 02/17     02/15/17       WAC(5)
A-4         Aaa      AAA      $  998,844,000          27.729%     30.000%       9.63       02/17 - 07/17     07/15/17       WAC(5)
A-5(4)      Aaa      AAA      $  156,000,000           4.331%     30.000%       9.90       07/17 - 07/17     07/15/17       WAC(5)
A-1A        Aaa      AAA      $  564,743,000          15.678%     30.000%       7.25       09/07 - 07/17     07/15/17       WAC(5)
IO(6)(7)    Aaa      AAA      $3,602,123,586            NA          NA           NA              NA             NA         Variable
A-M(4)      Aaa      AAA      $  360,212,000          10.000%     20.000%       9.90       07/17 - 07/17     07/15/17       WAC(5)
A-J         Aaa      AAA      $  247,646,000           6.875%     13.125%       9.90       07/17 - 07/17     07/15/17       WAC(5)
B           Aa1      AA+      $   36,022,000           1.000%     12.125%       9.90       07/17 - 07/17     07/15/17       WAC(5)
C           Aa2       AA      $   40,523,000           1.125%     11.000%       9.90       07/17 - 07/17     07/15/17       WAC(5)
D           Aa3      AA-      $   36,022,000           1.000%     10.000%       9.90       07/17 - 07/17     07/15/17       WAC(5)
E            A1       A+      $   31,518,000           0.875%      9.125%       9.90       07/17 - 07/17     07/15/17       WAC(5)
F            A2       A       $   27,016,000           0.750%      8.375%       9.90       07/17 - 07/17     07/15/17       WAC(5)
------------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES

                   EXPECTED
                  RATINGS(1)       CERTIFICATE      APPROX.                                                 ASSUMED
                --------------      BALANCE OR        % OF        APPROX.      WEIGHTED                      FINAL
                                     NOTIONAL     CUT-OFF DATE    CREDIT        AVERAGE      PRINCIPAL    DISTRIBUTION
CLASS           MOODY'S    S&P      AMOUNT(2)     POOL BALANCE    SUPPORT    LIFE(YRS)(3)    WINDOW(3)      DATE(3)       RATE TYPE
------------------------------------------------------------------------------------------------------------------------------------

A-2FL(4)(8)       Aaa      AAA        TBD             TBD         30.000%        (9)            (9)           (9)         Floating
A-5FL(4)(8)       Aaa      AAA        TBD             TBD         30.000%        (9)            (9)           (9)         Floating
A-MFL(4)(8)       Aaa      AAA        TBD             TBD         20.000%        (9)            (9)           (9)         Floating
G                  A3      A-      $36,021,000       1.000%        7.375%        (9)            (9)           (9)          WAC(5)
H                 Baa1    BBB+     $40,524,000       1.125%        6.250%        (9)            (9)           (9)          WAC(5)
J                 Baa2     BBB     $49,530,000       1.375%        4.875%        (9)            (9)           (9)          WAC(5)
K                 Baa3    BBB-     $36,021,000       1.000%        3.875%        (9)            (9)           (9)          WAC(5)
L                 Ba1      BB+     $27,016,000       0.750%        3.125%        (9)            (9)           (9)           Fixed
M                 Ba2      BB      $13,508,000       0.375%        2.750%        (9)            (9)           (9)           Fixed
N                 Ba3      BB-     $ 9,005,000       0.250%        2.500%        (9)            (9)           (9)           Fixed
O                  B1      BB+     $13,508,000       0.375%        2.125%        (9)            (9)           (9)         Fixed(10)
P                  B2       B      $ 9,005,000       0.250%        1.875%        (9)            (9)           (9)         Fixed(10)
Q                  B3      B-      $ 9,006,000       0.250%        1.625%        (9)            (9)           (9)         Fixed(10)
S                  NR      NR      $58,533,586       1.625%        0.000%        (9)            (9)           (9)         Fixed(10)
------------------------------------------------------------------------------------------------------------------------------------

(1)   By each of Moody's Investors Service, Inc. and Standard & Poor's Ratings
      Services, a division of The McGraw-Hill Companies, Inc. See "RATINGS" in the Prospectus Supplement.

(2)   Subject to a permitted variance of plus or minus 5.0%.

(3)   Based on no prepayments and the other assumptions set forth under "YIELD
      AND MATURITY CONSIDERATIONS--Weighted Average Life" in the Prospectus
      Supplement.

(4)   The principal allocation between each of the Class A-2 and Class A-2FL
      Certificates, Class A-5 and Class A-5FL Certificates and Class A-M and
      Class A-MFL Certificates, respectively, will be determined by market demand up to the amount indicated on the respective fixed rate class.

(5)   The pass-through rate applicable to each of the Class A-3, Class A-PB,
      Class A-4, Class A-5, Class A-1A, Class A-M, Class A-J, Class B, Class C,
      Class D, Class E, Class F, Class G, Class H, Class J and Class K
      Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the
      Prospectus Supplement) for the related date.

(6)   Any information we provide regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.
      The Class IO Certificates will not have a certificate balance and their holders will not receive distributions of principal, but these holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class IO Certificates. The interest rate applicable to the Class IO Certificates for each distribution date will generally be as described in the Prospectus Supplement. See "DESCRIPTION OF THE
      CERTIFICATES--Pass-Through Rates" in the Prospectus Supplement.

(7)   The Class IO Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class IO Certificates, as described in the
      Prospectus Supplement. The interest rate applicable to the Class IO
      Certificates, for each distribution date will be as described in The
      Prospectus Supplement. See "DESCRIPTION OF THE CERTIFICATES--Pass-Through
      Rates" in the Prospectus Supplement.

(8)   The certificate balance of the Class A-2FL, Class A-5FL and Class A-MFL
      Certificates will be equal to the certificate balance of the Class A-2FL
      Regular Interest, Class A-5FL Regular Interest and Class A-MFL Regular
      Interest, respectively.

(9)   Not offered publicly. Any information we provide herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.

(10)  The pass-through rate applicable to each of the Class A-2, Class O, Class
      P, Class Q and Class S Certificates for any distribution date will be subject to a maximum rate equal to the applicable weighted average net mortgage rate (calculated as described in the Prospectus Supplement) for the related date.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                        8

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                 LOAN GROUP 1 SHORT-TERM COLLATERAL SUMMARY
------------------------------------------------------------------------------------------------------------

                                                          CUT-OFF DATE         BALLOON          PROPERTY
    CLASS                  PROPERTY NAME                     BALANCE           BALANCE*           TYPE
------------------------------------------------------------------------------------------------------------

CLASS A-1
             CLASS A-1 TOTAL BALLOON PAYMENT                                $          0
             CLASS A-1 AMORTIZATION                                           14,392,000
                                                                            ------------
             TOTAL CLASS A-1 CERTIFICATE BALANCE                            $ 14,392,000
                                                                            ============
CLASS A-2
             Loudon Gateway IV                            $ 17,300,000      $ 17,300,000         Office
             Rampart Business Plaza and Storage Center    $  2,760,000         2,760,000       Mixed Use
             ING Hospitality Pool                         $283,850,000       283,850,000      Hospitality
             The Lion Building                            $ 33,600,000        33,600,000         Office
             Marguerite Plaza                             $  9,400,000         9,400,000         Retail
             Westward Shores                              $  6,989,351         6,616,439    Mobile Home Park
             Extra Space Storage Pico Rivera II           $  4,000,000         4,000,000      Self Storage
             Cameron Court Plaza                          $ 15,800,000        15,454,957         Office
             246 Fifth Avenue                             $ 14,500,000        14,500,000         Office
             Fulton At Boundary Shopping Center           $  1,250,000         1,250,000         Retail
                                                                            ------------

             CLASS A-2 TOTAL BALLOON PAYMENT                                $388,731,395
             CLASS A-2 AMORTIZATION                                            3,340,605
                                                                            ------------
             TOTAL CLASS A-2 CERTIFICATE BALANCE                            $392,072,000
                                                                            ============
CLASS A-3
             Exchange Building                            $ 62,500,000      $ 62,500,000         Office
             Sawgrass Mills                               $265,294,118       265,294,118         Retail
                                                                            ------------

             CLASS A-3 TOTAL BALLOON PAYMENT                                $327,794,118
             CLASS A-3 AMORTIZATION                                                  882
                                                                            ------------
             TOTAL CLASS A-3 CERTIFICATE BALANCE                            $327,795,000
                                                                            ============
CLASS A-PB
             Strategic Resource Company
             Headquarters Building                        $  6,050,000      $  5,752,558         Office

             CLASS A-PB TOTAL BALLOON PAYMENT                               $  5,752,558
             CLASS A-PB AMORTIZATION                                          61,888,442
                                                                            ------------
             TOTAL CLASS A-PB CERTIFICATE BALANCE                           $ 67,641,000
                                                                            ============

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                           WEIGHTED   WEIGHTED      WEIGHTED
                                                           AVERAGE     AVERAGE      AVERAGE       WEIGHTED
                                                          REMAINING   REMAINING   CUT-OFF DATE    AVERAGE
    CLASS                  PROPERTY NAME                     TERM      IO TERM        LTV        DSC RATIO
------------------------------------------------------------------------------------------------------------

CLASS A-1
             CLASS A-1 TOTAL BALLOON PAYMENT
             CLASS A-1 AMORTIZATION

             TOTAL CLASS A-1 CERTIFICATE BALANCE

CLASS A-2
             Loudon Gateway IV                                55         55          73.0%         1.32x
             Rampart Business Plaza and Storage Center        56         56          58.1%         1.79x
             ING Hospitality Pool                             58         58          63.8%         2.14x
             The Lion Building                                58         58          54.2%         1.31x
             Marguerite Plaza                                 58         58          73.4%         1.28x
             Westward Shores                                  58          0          54.4%         1.27x
             Extra Space Storage Pico Rivera II               58         58          72.2%         1.38x
             Cameron Court Plaza                              59         35          69.9%         1.13x
             246 Fifth Avenue                                 59         59          72.5%         1.06x
             Fulton At Boundary Shopping Center               59         59          40.2%         2.14x

             CLASS A-2 TOTAL BALLOON PAYMENT                  58         56          64.0%         1.90X
             CLASS A-2 AMORTIZATION
             TOTAL CLASS A-2 CERTIFICATE BALANCE

CLASS A-3
             Exchange Building                                81         81          77.5%         1.32x
             Sawgrass Mills                                   83         83          80.0%         1.20x

             CLASS A-3 TOTAL BALLOON PAYMENT                  83         83          79.5%         1.22X
             CLASS A-3 AMORTIZATION
             TOTAL CLASS A-3 CERTIFICATE BALANCE

CLASS A-PB
             Strategic Resource Company                       63         11          75.6%         1.18x
             Headquarters Building

             CLASS A-PB TOTAL BALLOON PAYMENT
             CLASS A-PB AMORTIZATION
             TOTAL CLASS A-PB CERTIFICATE BALANCE
------------------------------------------------------------------------------------------------------------

*     The information presented above is intended to depict the assumed effect of the repayment of certain Mortgage Loans on certain classes of the
      Certificates. As of the Cut-Off Date, the balloon balances, total balloon payments and remaining class amortization were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates and the other assumptions set forth under "YIELD AND
      MATURITY CONSIDERATIONS--Yield Considerations" in the Prospectus
      Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                        9

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       10

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                                                                   ALL
GENERAL CHARACTERISTICS                                                      MORTGAGE LOANS      LOAN GROUP 1       LOAN GROUP 2
------------------------------------------------------------------------------------------------------------------------------------

Number of Mortgage Loans ..................................................             166                130                 36
Number of Crossed Loan Pools ..............................................               6                  4                  2
Number of Mortgaged Properties ............................................             330                250                 80
Aggregate Balance of all Mortgage Loans ...................................  $3,602,123,586     $3,037,379,648      $ 564,743,938

Number of Mortgage Loans with Balloon Payments(1) .........................              90                 69                 21
Aggregate Balance of Mortgage Loans with Balloon Payments(1) ..............  $1,176,749,904     $1,044,331,565      $ 132,418,338

Number of Mortgage Loans with Anticipated Repayment Date ..................               1                  1                  0
Aggregate Balance of Mortgage Loans with Anticipated Repayment Date .......  $    1,670,965     $    1,670,965      $           0

Number of Interest Only Mortgage Loans(2) .................................              75                 60                 15
Aggregate Balance of Interest Only Mortgage Loans(2) ......................  $2,423,702,718     $1,991,377,118      $ 432,325,600

Average Balance of Mortgage Loans .........................................  $   21,699,540     $   23,364,459      $  15,687,332
Minimum Balance of Mortgage Loans .........................................  $      800,000     $      800,000      $   1,270,000
Maximum Balance of Mortgage Loans .........................................  $  285,500,000     $  285,500,000      $ 133,000,000

Maximum Balance for a group of cross-collateralized and cross-defaulted
  Mortgage Loans ..........................................................  $   64,800,000(3)  $   64,800,000(3)   $  28,827,000(4)

Weighted Average LTV Ratio(5)(6) ..........................................            71.4%              70.9%              73.9%
Minimum LTV Ratio(5)(6) ...................................................            31.7%              31.7%              50.7%
Maximum LTV Ratio(5)(6) ...................................................            81.9%              81.9%              80.0%

Weighted Average LTV at maturity or Anticipated Repayment Date(5)(6) ......            69.4%              68.8%              72.4%

Weighted Average DSCR(6) ..................................................            1.41x              1.43x              1.30x
Minimum DSCR(6) ...........................................................            1.06x              1.06x              1.10x
Maximum DSCR(6) ...........................................................            3.58x              3.58x              1.90x

Weighted Average Mortgage Loan Interest Rate(7) ...........................           5.929%             5.952%             5.803%
Minimum Mortgage Loan Interest Rate .......................................           5.100%             5.100%             5.530%
Maximum Mortgage Loan Interest Rate .......................................           6.880%             6.880%             6.530%

Weighted Average Remaining Term to Maturity or Anticipated Repayment
  Date(months) ............................................................             103                106                 88
Minimum Remaining Term to Maturity or Anticipated Repayment Date(months) ..              55                 55                 57
Maximum Remaining Term to Maturity or Anticipated Repayment Date(months) ..             120                120                120

Weighted Average Occupancy Rate(8) ........................................            96.4%              96.7%              95.2%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Does not include Mortgage Loans with anticipated repayment dates or
      Mortgage Loans that are interest-only for their entire term.

(2)   Includes Mortgage Loans with anticipated repayment dates that are interest-only for the entire period until the anticipated repayment date.

(3)   Consists of a group of 5 individual Mortgage Loans (loan numbers 31, 34,
      54, 77 and 121).

(4)   Consists of a group of 2 individual Mortgage Loans (loan numbers 49 and
      50).

(5)   For a description of how the LTV Ratios for the Mortgage Loans are determined, see "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage
      Loan Information" and "RISK FACTORS--The Mortgage Loans--Risks Related to
      Property Inspections and Certain Assumptions in Appraisals" in the
      Prospectus Supplement.

(6)   Certain of the Mortgage Loans have LTV Ratios that have been calculated on an "as-stabilized" basis, or have LTV Ratios or DSC Ratios that have been adjusted to take into account certain cash reserves, holdbacks or letters of credit or were calculated based on assumptions regarding the future financial performance of the related Mortgaged Property. See "Additional
      Mortgage Loan Information" herein. Also, see "DESCRIPTION OF THE MORTGAGE
      POOL--Additional Mortgage Loan Information" and "RISK FACTORS--Risks
      Relating to Net Cash Flow" and "--Inspections and Appraisals May Not
      Accurately Reflect Value or Condition of Mortgaged Property" in the
      Prospectus Supplement.

(7)   The interest rate with respect to 1 Mortgage Loan (loan number 38), representing 0.5% of the Cut-Off Date Pool Balance (0.6% of the Cut-Off
      Date Group 1 Balance) may vary during the term of the related Mortgage
      Loan. For purposes of the table above as well as calculations throughout the Prospectus Supplement, the mortgage rate was assumed to be the average mortgage rate during the period in which amortization is due on the related Mortgage Loan. See "DESCRIPTION OF THE MORTGAGE POOL--Additional
      Mortgage Loan Information" in the Prospectus Supplement.

(8)   Occupancy Rates exclude 63 hospitality properties, representing 17.6% of the Cut-Off Date Pool Balance (20.9% of the Cut-Off Date Group 1 Balance).
      In certain cases, occupancy includes space for which leases have been executed, but the tenant is not in occupancy.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       11

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                   [PIE CHART]

PROPERTY TYPE*

                                                       % OF       % OF       % OF
                       NUMBER OF      AGGREGATE       INITIAL    GROUP 1    GROUP 2
                       MORTGAGED     CUT-OFF DATE      POOL       POOL       POOL
   PROPERTY TYPE      PROPERTIES      BALANCE(1)      BALANCE    BALANCE    BALANCE
------------------------------------------------------------------------------------

Retail                     55       $1,059,071,036      29.4%      34.9%       0.0%
 Anchored                  19          894,487,118      24.8       29.4        0.0
 Single Tenant             24          110,092,219       3.1        3.6        0.0
 Unanchored                11           51,103,699       1.4        1.7        0.0
 Shadow Anchored(4)         1            3,388,000       0.1        0.1        0.0
Office                     31          887,303,083      24.6       29.2        0.0
Hospitality                63          633,501,607      17.6       20.9        0.0
Multifamily                72          509,491,769      14.1        0.0       90.1
Industrial                 79          311,518,971       8.6       10.3        0.0
Mixed Use                  10           95,942,500       2.7        3.2        0.0
Mobile Home Park           10           63,041,520       1.8        0.2        9.9
Self Storage                9           31,450,000       0.9        1.0        0.0
Land(5)                     1           10,803,100       0.3        0.4        0.0
------------------------------------------------------------------------------------
                          330       $3,602,123,586     100.0%     100.0%     100.0%
------------------------------------------------------------------------------------

                                                       WEIGHTED                      WEIGHTED
                        WEIGHTED       MIN / MAX       AVERAGE        MIN / MAX      AVERAGE
                         AVERAGE       DSC RATIO     CUT-OFF DATE    CUT-OFF DATE    MORTGAGE
   PROPERTY TYPE      DSC RATIO(2)    WEIGHTED(2)    LTV RATIO(2)    LTV RATIO(2)    RATE(3)
----------------------------------------------------------------------------------------------

Retail                   1.27x       1.11x / 2.14x       76.6%      40.2% / 81.9%     5.879%
 Anchored                1.25x       1.15x / 1.88x       77.7%      64.5% / 80.0%     5.857%
 Single Tenant           1.39x       1.11x / 2.03x       72.6%      49.6% / 81.9%     5.959%
 Unanchored              1.45x       1.15x / 2.14x       66.2%      40.2% / 78.2%     6.051%
 Shadow Anchored(4)      1.24x       1.24x / 1.24x       78.8%      78.8% / 78.8%     6.420%
Office                   1.42x       1.06x / 2.25x       64.3%      39.2% / 80.6%     6.070%
Hospitality              1.76x       1.15x / 2.27x       70.6%      49.6% / 78.5%     5.892%
Multifamily              1.29x       1.10x / 1.58x       74.5%      54.5% / 80.0%     5.799%
Industrial               1.37x       1.15x / 1.57x       70.8%      62.9% / 80.0%     5.923%
Mixed Use                1.55x       1.26x / 3.58x       70.2%      31.7% / 80.0%     5.880%
Mobile Home Park         1.36x       1.24x / 1.90x       67.4%      50.7% / 79.7%     5.942%
Self Storage             1.23x       1.18x / 1.38x       75.8%      71.2% / 77.3%     6.470%
Land(5)                  1.20x       1.20x / 1.20x       73.5%      73.5% / 73.5%     6.490%
----------------------------------------------------------------------------------------------
                         1.41X       1.06X / 3.58X       71.4%      31.7% / 81.9%     5.929%
----------------------------------------------------------------------------------------------

(1)   Because this table presents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
      (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage Loan documents).

(2)   Certain of the Mortgage Loans reflect LTV Ratios that have been calculated on an "as-stabilized" basis, or that have LTV Ratios or DSC Ratios that have been adjusted to take into account certain cash reserves, holdbacks or letters of credit or were calculated based on assumptions regarding the future financial performance of the related Mortgaged Property. See
      "Additional Mortgage Loan Information" herein. Also, see "DESCRIPTION OF
      THE MORTGAGE POOL--Additional Mortgage Loan Information" and "RISK
      FACTORS--Risks Relating to Net Cash Flow" and "--Inspections and
      Appraisals May Not Accurately Reflect Value or Condition of Mortgaged
      Property" in the Prospectus Supplement.

(3)   The interest rate with respect to 1 Mortgage Loan (loan number 38), representing 0.5% of the Cut-Off Date Pool Balance (0.6% of the Cut-Off
      Date Group 1 Balance) may vary during the term of the related Mortgage
      Loan. For purposes of the table above as well as calculations throughout the Prospectus Supplement, the mortgage rate was assumed to be the average over the term of the related Mortgage Loan. See "DESCRIPTION OF THE
      MORTGAGE POOL--Additional Mortgage Loan Information" in the Prospectus
      Supplement.

(4)   A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

(5)   As of origination of the related Mortgage Loan, the Mortgaged Property was improved with a retail building. The improvements are not part of the collateral.

*     With respect to each Mortgage Loan, unless otherwise specified, the calculation of DSC and LTV Ratios are based on the aggregate indebtedness of or debt service on, as applicable, the Mortgage Loan and the related pari passu companion loan(s), but not any related subordinate companion loan or future pari passu companion loan. The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       12

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                  [MAP OF U.S]

PROPERTY LOCATION*

                                                               % OF      % OF                     WEIGHTED      WEIGHTED
                 NUMBER OF     AGGREGATE          % OF       INITIAL   INITIAL     WEIGHTED       AVERAGE       AVERAGE
                 MORTGAGED    CUT-OFF DATE       INITIAL     GROUP 1   GROUP 2      AVERAGE     CUT-OFF DATE    MORTGAGE
     STATE      PROPERTIES     BALANCE(1)     POOL BALANCE   BALANCE   BALANCE   DSC RATIO(2)   LTV RATIO(2)    RATE(3)
-------------------------------------------------------------------------------------------------------------------------

NY                   55      $  777,200,000       21.6%        17.9%     41.2%       1.40x          66.5%        6.089%
FL                   19         421,979,304       11.7         12.8       5.9        1.28x          77.7%        5.828%
CA                   34         317,587,184        8.8          9.7       4.0        1.65x          63.7%        5.937%
 Southern(4)         29         284,146,906        7.9          8.9       2.6        1.64x          63.0%        5.960%
 Northern(4)          5          33,440,278        0.9          0.8       1.4        1.73x          69.7%        5.749%
TX                   40         303,254,760        8.4          7.7      12.3        1.45x          71.4%        5.952%
WA                    5         231,454,500        6.4          7.5       0.6        1.45x          76.9%        5.858%
MO                    5         214,527,000        6.0          7.0       0.2        1.28x          78.8%        5.929%
VA                    8         202,107,071        5.6          6.7       0.0        1.27x          76.8%        5.809%
GA                   20         183,450,275        5.1          4.8       6.9        1.43x          69.9%        5.865%
Other               144         950,563,492       26.4         25.9      28.9        1.44x          71.2%        5.887%
-------------------------------------------------------------------------------------------------------------------------
                    330      $3,602,123,586      100.0%       100.0%    100.0%       1.41X          71.4%        5.929%
-------------------------------------------------------------------------------------------------------------------------

o     THE MORTGAGED PROPERTIES ARE LOCATED IN 39 STATES AND THE DISTRICT OF
      COLUMBIA.

(1)   Because this table presents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
      (allocating the Mortgage Loan principal balance to each of those Mortgaged
      Properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage Loan documents).

(2)   Certain of the Mortgage Loans reflect LTV Ratios that have been calculated on an "as-stabilized" basis, or that have LTV Ratios or DSC Ratios that have been adjusted to take into account certain cash reserves, holdbacks or letters of credit or were calculated based on assumptions regarding the future financial performance of the related Mortgaged Property. See
      "Additional Mortgage Loan Information" herein. Also, see "DESCRIPTION OF
      THE MORTGAGE POOL--Additional Mortgage Loan Information" and "RISK
      FACTORS--Risks Relating to Net Cash Flow" and "--Inspections and
      Appraisals May Not Accurately Reflect Value or Condition of Mortgaged
      Property" in the Prospectus Supplement.

(3)   The interest rate with respect to 1 Mortgage Loan (loan number 38), representing 0.5% of the Cut-Off Date Pool Balance (0.6% of the Cut-Off
      Date Group 1 Balance), may vary during the term of the related Mortgage
      Loan. For purposes of the table above as well as calculations throughout the prospectus supplement, the mortgage rate was assumed to be the average over the term of the related Mortgage Loan. See "DESCRIPTION OF THE
      MORTGAGE POOL--Additional Mortgage Loan Information" in the Prospectus
      Supplement.

(4)   For purposes of determining whether a Mortgaged Property is in Northern
      California or Southern California, Mortgaged Properties north of San Luis
      Obispo County, Kern County and San Bernardino County were included in
      Northern California and Mortgaged Properties south of or included in such counties were included in Southern California.

*     With respect to each Mortgage Loan, unless otherwise specified, the calculation of DSC and LTV Ratios are based on the aggregate indebtedness of or debt service on, as applicable, the Mortgage Loan and the related pari passu companion loan(s), but not any related subordinate companion loan or future pari passu companion loan. The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       13

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE

--------------------------------------------------------------------------------------------------
                                                                     % OF
                                     NUMBER OF      AGGREGATE       INITIAL     % OF       % OF
            RANGE OF                  MORTGAGE     CUT-OFF DATE      POOL      GROUP 1    GROUP 2
      CUT-OFF DATE BALANCES            LOANS         BALANCE        BALANCE    BALANCE    BALANCE
--------------------------------------------------------------------------------------------------

$800,000 - $2,000,000 ...........        11       $   16,588,265       0.5%       0.3%       1.4%
$2,000,001 - $3,000,000 .........        17           41,639,018       1.2        1.1        1.2
$3,000,001 - $4,000,000 .........        23           80,777,184       2.2        2.2        2.5
$4,000,001 - $5,000,000 .........        11           48,864,166       1.4        1.3        1.5
$5,000,001 - $6,000,000 .........         7           38,767,164       1.1        1.1        0.9
$6,000,001 - $7,000,000 .........        12           79,556,952       2.2        1.8        4.7
$7,000,001 - $8,000,000 .........         6           46,339,769       1.3        1.0        2.8
$8,000,001 - $9,000,000 .........         2           17,100,000       0.5        0.3        1.5
$9,000,001 - $10,000,000 ........         5           47,725,000       1.3        1.6        0.0
$10,000,001 - $15,000,000 .......        25          310,276,480       8.6        8.8        7.5
$15,000,001 - $20,000,000 .......        16          274,727,500       7.6        6.9       11.7
$20,000,001 - $25,000,000 .......         6          129,800,000       3.6        2.8        7.9
$25,000,001 - $30,000,000 .......         4          112,713,000       3.1        1.8       10.1
$30,000,001 - $35,000,000 .......         4          129,116,000       3.6        4.3        0.0
$35,000,001 - $40,000,000 .......         2           79,500,000       2.2        2.6        0.0
$40,000,001 - $45,000,000 .......         1           45,000,000       1.2        0.0        8.0
$50,000,001 - $55,000,000 .......         1           55,000,000       1.5        1.8        0.0
$55,000,001 - $60,000,000 .......         1           55,500,000       1.5        1.8        0.0
$60,000,001 - $65,000,000 .......         1           62,500,000       1.7        2.1        0.0
$75,000,001 - $80,000,000 .......         1           75,008,971       2.1        2.5        0.0
$80,000,001 - $90,000,000 .......         3          263,000,000       7.3        5.9       14.9
$100,000,001 - $150,000,000 .....         1          133,000,000       3.7        0.0       23.6
$150,000,001 - $200,000,000 .....         2          364,000,000      10.1       12.0        0.0
$200,000,001 - $285,500,000 .....         4        1,095,624,118      30.4       36.1        0.0
--------------------------------------------------------------------------------------------------
                                        166       $3,602,123,586     100.0%     100.0%     100.0%
--------------------------------------------------------------------------------------------------
  MIN: $800,000                      MAX  $285,500,000                       AVERAGE: $21,699,540
--------------------------------------------------------------------------------------------------

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO(2)

--------------------------------------------------------------------------------------------------
                                                                     % OF
                                     NUMBER OF      AGGREGATE       INITIAL     % OF       % OF
            RANGE OF                  MORTGAGE     CUT-OFF DATE      POOL      GROUP 1    GROUP 2
       UNDERWRITTEN DSCRS              LOANS         BALANCE        BALANCE    BALANCE    BALANCE
--------------------------------------------------------------------------------------------------

1.06x - 1.09x ...................         1       $   14,500,000       0.4%       0.5%       0.0%
1.10x - 1.14x ...................         7           88,508,000       2.5        2.2        3.7
1.15x - 1.19x ...................        18          312,742,985       8.7       10.0        1.8
1.20x - 1.24x ...................        35          892,077,232      24.8       23.9       29.2
1.25x - 1.29x ...................        18          353,674,096       9.8        6.8       26.0
1.30x - 1.34x ...................        18          239,388,339       6.6        4.9       16.0
1.35x - 1.39x ...................        10          155,852,985       4.3        2.4       14.9
1.40x - 1.44x ...................        11          363,803,264      10.1       11.8        0.8
1.45x - 1.49x ...................        10          434,536,874      12.1       14.0        1.9
1.50x - 1.54x ...................         7          104,377,500       2.9        3.4        0.0
1.55x - 1.59x ...................        10          172,060,937       4.8        4.9        4.0
1.60x - 1.64x ...................         3           15,996,606       0.4        0.5        0.0
1.65x - 1.69x ...................         2           21,930,000       0.6        0.7        0.0
1.75x - 1.79x ...................         1            2,760,000       0.1        0.1        0.0
1.80x - 1.84x ...................         3           10,024,000       0.3        0.3        0.4
1.85x - 1.89x ...................         3           77,013,000       2.1        2.5        0.0
1.90x - 1.94x ...................         1            7,989,769       0.2        0.0        1.4
2.00x - 2.04x ...................         2            3,538,000       0.1        0.1        0.0
2.05x - 2.09x ...................         1            6,500,000       0.2        0.2        0.0
2.10x - 2.14x ...................         2          285,100,000       7.9        9.4        0.0
2.25x - 2.29x ...................         2           36,900,000       1.0        1.2        0.0
2.30x - 3.58x ...................         1            2,850,000       0.1        0.1        0.0
--------------------------------------------------------------------------------------------------
                                        166       $3,602,123,586     100.0%     100.0%     100.0%
--------------------------------------------------------------------------------------------------
  MIN: 1.06X                         MAX: 3.58X                                 WTD.AVERAGE:1.41X
--------------------------------------------------------------------------------------------------

MORTGAGE RATE(1)

--------------------------------------------------------------------------------------------------
                                                                     % OF
                                     NUMBER OF      AGGREGATE       INITIAL     % OF       % OF
            RANGE OF                  MORTGAGE     CUT-OFF DATE      POOL      GROUP 1    GROUP 2
        MORTGAGE RATES(%)              LOANS         BALANCE        BALANCE    BALANCE    BALANCE
--------------------------------------------------------------------------------------------------

5.100 - 5.250 ...................         1       $   29,413,000       0.8%       1.0%       0.0%
5.501 - 5.750 ...................        38        1,003,008,164      27.8       24.5       45.8
5.751 - 6.000 ...................        53        1,620,959,066      45.0       44.7       46.6
6.001 - 6.250 ...................        24          278,762,964       7.7        8.9        1.7
6.251 - 6.500 ...................        32          557,726,040      15.5       17.3        5.7
6.501 - 6.750 ...................        16          101,743,762       2.8        3.3        0.2
6.751 - 6.880 ...................         2           10,510,590       0.3        0.3        0.0
--------------------------------------------------------------------------------------------------
                                        166       $3,602,123,586     100.0%     100.0%     100.0%
--------------------------------------------------------------------------------------------------
  MIN: 5.100%                        MAX: 6.880%                              WTD.AVERAGE: 5.929%
--------------------------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO(2)

--------------------------------------------------------------------------------------------------
                                                                     % OF
            RANGE OF                 NUMBER OF      AGGREGATE       INITIAL      % OF      % OF
        CUT-OFF DATE LTV              MORTGAGE     CUT-OFF DATE      POOL      GROUP 1    GROUP 2
           RATIOS (%)                  LOANS         BALANCE        BALANCE    BALANCE    BALANCE
--------------------------------------------------------------------------------------------------

31.67 - 40.00 ...................         2       $   35,750,000       1.0%       1.2%       0.0%
40.01 - 50.00 ...................         8           77,310,985       2.1        2.5        0.0
50.01 - 55.00 ...................         6          108,849,120       3.0        3.3        1.6
55.01 - 60.00 ...................         5           26,640,000       0.7        0.9        0.0
60.01 - 65.00 ...................        18          814,628,380      22.6       24.5       12.4
65.01 - 70.00 ...................        23          269,749,077       7.5        7.7        6.5
70.01 - 75.00 ...................        48          606,717,156      16.8       14.5       29.7
75.01 - 80.00 ...................        54        1,562,278,868      43.4       42.2       49.8
80.01 - 81.93 ...................         2          100,200,000       2.8        3.3        0.0
--------------------------------------------------------------------------------------------------
                                        166       $3,602,123,586     100.0%     100.0%     100.0%
--------------------------------------------------------------------------------------------------
  MIN: 31.7%                         MAX  81.9%                                WTD.AVERAGE: 71.4%
--------------------------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO(2)

--------------------------------------------------------------------------------------------------
                                                                     % OF
            RANGE OF                 NUMBER OF      AGGREGATE       INITIAL     % OF       % OF
      MATURITY DATE OR ARD            MORTGAGE     CUT-OFF DATE      POOL      GROUP 1    GROUP 2
         LTV RATIOS (%)                LOANS         BALANCE        BALANCE    BALANCE    BALANCE
--------------------------------------------------------------------------------------------------

22.22 - 30.00 ...................         1       $    2,250,000       0.1%       0.1%       0.0%
30.01 - 40.00 ...................         5           47,662,754       1.3        1.3        1.4
40.01 - 50.00 ...................        10           96,598,000       2.7        3.2        0.0
50.01 - 55.00 ...................         9          123,816,862       3.4        4.0        0.2
55.01 - 60.00 ...................        13          122,348,080       3.4        3.9        0.7
60.01 - 65.00 ...................        22          864,575,323      24.0       26.0       13.5
65.01 - 70.00 ...................        39          417,194,932      11.6       10.4       17.7
70.01 - 75.00 ...................        45          801,551,119      22.3       21.1       28.3
75.01 - 80.00 ...................        20        1,025,926,518      28.5       26.7       38.3
80.01 - 81.93 ...................         2          100,200,000       2.8        3.3        0.0
--------------------------------------------------------------------------------------------------
                                        166       $3,602,123,586     100.0%     100.0%     100.0%
--------------------------------------------------------------------------------------------------
  MIN: 22.2%                         MAX  81.9%                                WTD.AVERAGE: 69.4%
--------------------------------------------------------------------------------------------------

(1)   The interest rate with respect to 1 Mortgage Loan (loan number 38), representing 0.5% of the Cut-Off Date Pool Balance (0.6% of the Cut-Off
      Date Group 1 Balance), may vary during the term of the related Mortgage
      Loan. For purposes of the table above as well as calculations throughout the Prospectus Supplement, the mortgage rate was assumed to be the average over the term of the related Mortgage Loan. See "DESCRIPTION OF THE
      MORTGAGE POOL--Additional Mortgage Loan Information" in the Prospectus
      Supplement.

(2)   Certain of the Mortgage Loans reflect LTV Ratios that have been calculated on an "as-stabilized" basis, or that have LTV Ratios or DSC Ratios that have been adjusted to take into account certain cash reserves, holdbacks or letters of credit or were calculated based on assumptions regarding the future financial performance of the related Mortgaged Property. See
      "Additional Mortgage Loan Information" herein. Also, see "DESCRIPTION OF
      THE MORTGAGE POOL--Additional Mortgage Loan Information" and "RISK
      FACTORS--Risks Relating to Net Cash Flow" and "--Inspections and
      Appraisals May Not Accurately Reflect Value or Condition of Mortgaged
      Property" in the Prospectus Supplement.

*     The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       14

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

--------------------------------------------------------------------------------------------------
                                                                     % OF
            RANGE OF                 NUMBER OF      AGGREGATE       INITIAL     % OF       % OF
        ORIGINAL TERM TO              MORTGAGE     CUT-OFF DATE      POOL      GROUP 1    GROUP 2
        MATURITY (MONTHS)              LOANS         BALANCE        BALANCE    BALANCE    BALANCE
--------------------------------------------------------------------------------------------------

60 - 60 .........................        18       $  670,022,451      18.6%      12.8%      49.7%
61 - 84 .........................         3          333,844,118       9.3       11.0        0.0
109 - 120 .......................       145        2,598,257,017      72.1       76.2       50.3
--------------------------------------------------------------------------------------------------
                                        166       $3,602,123,586     100.0%     100.0%     100.0%
--------------------------------------------------------------------------------------------------
  MIN: 60                            MAX: 120                                    WTD.AVERAGE: 105
--------------------------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM

--------------------------------------------------------------------------------------------------
                                                                     % OF
            RANGE OF                 NUMBER OF      AGGREGATE       INITIAL     % OF       % OF
      ORIGINAL AMORTIZATION           MORTGAGE     CUT-OFF DATE      POOL      GROUP 1    GROUP 2
         TERMS (MONTHS)                LOANS         BALANCE        BALANCE    BALANCE    BALANCE
--------------------------------------------------------------------------------------------------

168 - 228 .......................         1       $    2,250,000       0.1%       0.1%       0.0%
300 - 348 .......................         9           40,298,688       1.1        1.1        1.4
349 - 360 .......................        76        1,082,093,479      30.0       32.2       18.5
361 - 420 .......................         5           53,778,702       1.5        1.1        3.6
Non-Amortizing ..................        75        2,423,702,718      67.3       65.6       76.6
--------------------------------------------------------------------------------------------------
                                        166       $3,602,123,586     100.0%     100.0%     100.0%
--------------------------------------------------------------------------------------------------
  MIN(1): 168                        MAX: 420                                 WTD.AVERAGE(1): 360
--------------------------------------------------------------------------------------------------

(1)   Excludes the non-amortizing loans.

ORIGINAL INTEREST-ONLY TERM

--------------------------------------------------------------------------------------------------
                                                                     % OF
                                     NUMBER OF      AGGREGATE       INITIAL     % OF       % OF
                                      MORTGAGE     CUT-OFF DATE      POOL      GROUP 1    GROUP 2
        TYPE OF IO PERIOD              LOANS         BALANCE        BALANCE    BALANCE    BALANCE
--------------------------------------------------------------------------------------------------

Non-Amortizing ..................        75       $2,423,702,718      67.3%      65.6%      76.6%
Partial Interest Only
  Amortizing ....................        64        1,056,363,517      29.3       31.4       18.4
1 - 12 ..........................         8           44,694,246       1.2        1.5        0.0
13 - 24 .........................        13          131,498,271       3.7        4.0        1.6
25 - 36 .........................        13           98,542,000       2.7        3.1        0.6
37 - 48 .........................         8           90,870,000       2.5        2.4        3.1
49 - 60 .........................        19          651,509,000      18.1       19.0       13.1
61 - 72 .........................         1            3,750,000       0.1        0.1        0.0
73 - 84 .........................         1           18,000,000       0.5        0.6        0.0
85 - 96 .........................         1           17,500,000       0.5        0.6        0.0
Amortizing - No Partial
  Interest Only Period ..........        27          122,057,352       3.4        3.1        5.0
--------------------------------------------------------------------------------------------------
                                        166       $3,602,123,586     100.0%     100.0%     100.0%
--------------------------------------------------------------------------------------------------
  MIN: 12                            MAX(2): 96                                WTD.AVERAGE(2): 51
--------------------------------------------------------------------------------------------------

(2)   Partial Interest Only Period excludes non-amortizing loans that do not benefit from a Partial Interest Only Period.

SEASONING

--------------------------------------------------------------------------------------------------
                                                                     % OF
                                     NUMBER OF      AGGREGATE       INITIAL     % OF       % OF
                                     MORTGAGE      CUT-OFF DATE      POOL      GROUP 1    GROUP 2
       SEASONING (MONTHS)              LOANS         BALANCE        BALANCE    BALANCE    BALANCE
--------------------------------------------------------------------------------------------------

0 - 12 ..........................       166       $3,602,123,586     100.0%     100.0%     100.0%
--------------------------------------------------------------------------------------------------
                                        166       $3,602,123,586     100.0%     100.0%     100.0%
--------------------------------------------------------------------------------------------------
  MIN: 0                             MAX: 6                                        WTD.AVERAGE: 2
--------------------------------------------------------------------------------------------------

*     The sum of aggregate percentage calculations may not equal 100% due to rounding.

REMAINING TERM TO MATURITY

--------------------------------------------------------------------------------------------------
                                                                     % OF
            RANGE OF                 NUMBER OF      AGGREGATE       INITIAL     % OF       % OF
       REMAINING TERMS TO             MORTGAGE     CUT-OFF DATE      POOL      GROUP 1    GROUP 2
    MATURITY OR ARD (MONTHS)           LOANS         BALANCE        BALANCE    BALANCE    BALANCE
--------------------------------------------------------------------------------------------------

55 - 60 .........................        18       $  670,022,451      18.6%      12.8%      49.7%
61 - 84 .........................         3          333,844,118       9.3       11.0        0.0
109 - 120 .......................       145        2,598,257,017      72.1       76.2       50.3
--------------------------------------------------------------------------------------------------
                                        166       $3,602,123,586     100.0%     100.0%     100.0%
--------------------------------------------------------------------------------------------------
  MIN: 55                            MAX: 120                                    WTD.AVERAGE: 103
--------------------------------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM

--------------------------------------------------------------------------------------------------
                                                                     % OF
       RANGE OF REMAINING            NUMBER OF      AGGREGATE       INITIAL     % OF       % OF
       STATED AMORTIZATION            MORTGAGE     CUT-OFF DATE      POOL      GROUP 1    GROUP 2
         TERMS (MONTHS)                LOANS         BALANCE        BALANCE    BALANCE    BALANCE
--------------------------------------------------------------------------------------------------

168 - 228 .......................         1       $    2,250,000       0.1%       0.1%       0.0%
265 - 299 .......................         4           22,098,688       0.6        0.5        1.4
300 - 348 .......................         5           18,200,000       0.5        0.6        0.0
349 - 360 .......................        76        1,082,093,479      30.0       32.2       18.5
361 - 420 .......................         5           53,778,702       1.5        1.1        3.6
Non-Amortizing ..................        75        2,423,702,718      67.3       65.6       76.6
--------------------------------------------------------------------------------------------------
                                        166       $3,602,123,586     100.0%     100.0%     100.0%
--------------------------------------------------------------------------------------------------
  MIN(1): 168                         MAX: 420                                WTD.AVERAGE(1): 360
--------------------------------------------------------------------------------------------------

(1)   Excludes the non-amortizing loans.

PREPAYMENT PROVISION SUMMARY

--------------------------------------------------------------------------------------------------
                                                                     % OF
                                     NUMBER OF      AGGREGATE       INITIAL     % OF       % OF
                                      MORTGAGE     CUT-OFF DATE      POOL      GROUP 1    GROUP 2
      PREPAYMENT PROVISION             LOANS         BALANCE        BALANCE    BALANCE    BALANCE
--------------------------------------------------------------------------------------------------

Lockout/Defeasance/Open .........       130       $2,764,278,384      76.7%      82.7%      44.5%
Lockout/Yield
  Maintenance/Open ..............        24          369,775,203      10.3        4.2       42.9
Yield Maintenance/Open ..........         4          326,875,000       9.1        9.9        4.4
Lockout/Defeasance or Yield
  Maintenance/Open ..............         4          106,225,000       2.9        2.0        8.0
Lockout/Defeasance/
  Defeasance or Yield
  Maintenance/Open ..............         1           17,300,000       0.5        0.6        0.0
Lockout/Defeasance/Open or
  Yield Maintenance/Open ........         1           12,800,000       0.4        0.4        0.0
Lockout/Yield
  Maintenance/Defeasance/Open
                                          1            3,600,000       0.1        0.1        0.0
Lockout/Open ....................         1            1,270,000       0.0        0.0        0.2
--------------------------------------------------------------------------------------------------
                                        166       $3,602,123,586     100.0%     100.0%     100.0%
--------------------------------------------------------------------------------------------------

SHADOW RATED LOANS(3)

--------------------------------------------------------------------------------------
                                           % OF
                                          INITIAL    % OF      % OF
            LOAN           CUT-OFF DATE    POOL     GROUP 1   GROUP 2
            NAME              BALANCE     BALANCE   BALANCE   BALANCE   MOODY'S   S&P
--------------------------------------------------------------------------------------

High Bluff Ridge at
  Del Mar ..............   $32,900,000      0.9%      1.1%      0.0%     Baa3     A
Lawndale Estates .......   $ 7,989,769      0.2%      0.0%      1.4%     Baa3    AAA
--------------------------------------------------------------------------------------

(3)   Moody's and S&P have confirmed that the Mortgage Loans detailed in this table have, in the context of their inclusion in the mortgage pool, credit characteristics consistent with an investment grade obligation.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       15

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

TWENTY LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

              TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                     NUMBER OF
                                                     MORTGAGE                               % OF       % OF
                                         MORTGAGE     LOANS /                              INITIAL    INITIAL
                                           LOAN      MORTGAGED   LOAN     CUT-OFF DATE      POOL      GROUP
              LOAN NAME                   SELLER    PROPERTIES   GROUP      BALANCE        BALANCE    BALANCE
-------------------------------------   ---------- ------------ -------  --------------   ---------  ---------

666 Fifth Avenue(3) .................      BCRE       1/ 1         1     $  285,500,000      7.9%       9.4%
ING Hospitality Pool ................    Wachovia     1/ 46        1        283,850,000      7.9        9.3%
Sawgrass Mills ......................     Nomura      1/ 1         1        265,294,118      7.4        8.7%
Ashford Hospitality Pool 6 ..........    Wachovia     1/ 3         1        260,980,000      7.2        8.6%
Independence Mall ...................     Nomura      1/ 1         1        200,000,000      5.6        6.6%
Potomac Mills .......................    Wachovia     1/ 1         1        164,000,000      4.6        5.4%
Three Borough Pool ..................      BCRE       1/ 42        2        133,000,000      3.7       23.6%
110 East 42nd Street ................    Wachovia     1/ 1         1         90,000,000      2.5        3.0%
Central / Eastern Industrial Pool ...    Wachovia     1/ 13        1         89,000,000      2.5        2.9%
The Renaissance .....................    Wachovia     1/ 1         2         84,000,000      2.3       14.9%
                                                     -------             --------------     ----
                                                     10/ 110             $1,855,624,118     51.5%
                                                     =======             ==============     ====
84 Lumber Industrial Pool ...........      BCRE       1/ 54        1     $   75,008,971      2.1%       2.5%
Fort 1 Portfolio ....................    Wachovia     5/ 5         1         64,800,000      1.8        2.1%
Exchange Building ...................     Nomura      1/ 1         1         62,500,000      1.7        2.1%
Nordic Cold Storage Pool ............      BCRE       1/ 3         1         55,500,000      1.5        1.8%
79 Madison Avenue ...................    Wachovia     1/ 1         1         55,000,000      1.5        1.8%
San Palacio Apartment Homes .........    Wachovia     1/ 1         2         45,000,000      1.2        8.0%
560 Broadway ........................    Wachovia     1/ 1         1         40,000,000      1.1        1.3%
Village Shoppes at Creekside ........    Wachovia     1/ 1         1         39,500,000      1.1        1.3%
The Lion Building ...................    Wachovia     1/ 1         1         33,600,000      0.9        1.1%
High Bluff Ridge at Del Mar .........    Wachovia     1/ 1         1         32,900,000      0.9        1.1%
                                                     -------             --------------     ----
                                                     14/ 69              $  503,808,971     14.0%
                                                     =======             ==============     ====
                                                     24/ 179             $2,359,433,089     65.5%
                                                     =======             ==============     ====

                                                                                                                WEIGHTED
                                                                   CUT-OFF DATE                 WEIGHTED        AVERAGE     WEIGHTED
                                                                     BALANCE      WEIGHTED       AVERAGE       LTV RATIO    AVERAGE
                                                                   PER SF/UNIT/   AVERAGE     CUT-OFF DATE    AT MATURITY   MORTGAGE
               LOAN NAME                      PROPERTY TYPE          ROOM(1)     DSCR(1)(2)  LTV RATIO(1)(2)  OR ARD(1)(2)    RATE
-------------------------------------  --------------------------  ------------  ----------  ---------------  ------------  --------

666 Fifth Avenue(3) .................  Office--CBD                   $    836        1.46x         60.8%           60.8%      6.353%
ING Hospitality Pool ................  Hospitality--Extended Stay    $ 97,947        2.14x         63.8%           63.8%      5.663%
Sawgrass Mills ......................  Retail--Anchored              $    412        1.20x         80.0%           80.0%      5.820%
Ashford Hospitality Pool 6 ..........  Hospitality--Full Service     $247,374        1.43x         78.5%           73.4%      5.952%
Independence Mall ...................  Retail--Anchored              $    503        1.22x         80.0%           80.0%      5.943%
Potomac Mills .......................  Retail--Anchored              $    274        1.17x         78.8%           78.8%      5.830%
Three Borough Pool ..................  Multifamily--Conventional     $ 80,802        1.29x         79.0%           79.0%      5.785%
110 East 42nd Street ................  Office--CBD                   $    472        1.26x         80.6%           80.6%      5.814%
Central / Eastern Industrial Pool ...  Industrial--Flex              $     42        1.22x         73.3%           68.3%      5.749%
The Renaissance .....................  Multifamily--Conventional     $380,090        1.35x         71.2%           71.2%      5.670%
                                                                                     1.43X         73.5%           72.5%      5.898%
84 Lumber Industrial Pool ...........  Industrial--Warehouse         $     43        1.57x         68.5%           61.0%      6.172%
Fort 1 Portfolio ....................  Various                       $     48        1.50x         75.0%           75.0%      5.550%
Exchange Building ...................  Office--CBD                   $    203        1.32x         77.5%           77.5%      5.615%
Nordic Cold Storage Pool ............  Industrial--Warehouse         $     42        1.45x         62.9%           58.8%      5.980%
79 Madison Avenue ...................  Office--CBD                   $    220        1.47x         54.8%           54.8%      6.250%
San Palacio Apartment Homes .........  Multifamily--Conventional     $127,841        1.21x         77.6%           77.6%      5.730%
560 Broadway ........................  Office--CBD                   $    310        1.87x         41.8%           41.8%      5.910%
Village Shoppes at Creekside ........  Retail--Anchored              $    186        1.26x         77.3%           72.0%      5.720%
The Lion Building ...................  Office--CBD                   $    230        1.31x         54.2%           54.2%      5.794%
High Bluff Ridge at Del Mar .........  Office--Suburban              $    209        2.25x         39.2%           39.2%      5.510%
                                                                                     1.50X         64.9%           62.9%      5.846%
                                                                                     1.45X         71.6%           70.5%      5.887%

_______________________
(1)   The 666 Fifth Avenue Loan, the ING Hospitality Pool Loan, the Sawgrass
      Mills Loan, the Potomac Mills Loan and the 84 Lumber Industrial Pool Loan
      are part of split loan structures that include one or more pari passu companion loans that are not included in the Trust Fund. The Nordic Cold
      Storage Pool Loan, The Renaissance Loan and the Central/Eastern Industrial
      Pool Loan are part of a split loan structure that includes one subordinate companion loan that is not included in the Trust Fund. With respect to each Mortgage Loan, unless otherwise specified, the calculations of LTV
      Ratios, DSC Ratio and Cut-Off Date Balance per square foot/room are based on the aggregate indebtedness of or debt service on, as applicable, the
      Mortgage Loan and the related pari passu companion loan, but not any related subordinate companion loan or future pari passu companion loan.

(2)   Certain of the Mortgage Loans reflect LTV Ratios that have been calculated on an "as-stabilized" basis, or have LTV Ratios or DSC Ratios that have been adjusted to take into account certain cash reserves, holdbacks or letters of credit or were calculated based on assumptions regarding the future financial performance of the related Mortgaged Property. See
      "Additional Mortgage Loan Information" herein. Also, see "DESCRIPTION OF
      THE MORTGAGE POOL--Additional Mortgage Loan Information" and "RISK
      FACTORS--Risks Relating to Net Cash Flow" and "--Inspections and
      Appraisals May Not Accurately Reflect Value or Condition of Mortgaged
      Property" in the Prospectus Supplement.

(3)   The underwritten net cash flow used to calculate the DSC Ratio was determined based on certain assumptions, including that all leases were marked to current market rental rates. If the market rental rates are not achieved upon lease rollover, the DSC Ratio will be negatively affected.
      The "As-Is" DSC Ratio calculated based on the rent roll dated January 11,
      2007, including rent steps through 2007, is 0.65x. See "RISK
      FACTORS--Risks Relating to Net Cash Flow" in the Prospectus Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       16

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                666 FIFTH AVENUE
--------------------------------------------------------------------------------

                         [3 PHOTOS OF 666 FIFTH AVENUE]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       17

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                666 FIFTH AVENUE
--------------------------------------------------------------------------------

                            [MAP OF 666 FIFTH AVENUE]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       18

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                666 FIFTH AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                       BCRE
CUT-OFF DATE BALANCE(1)                                            $285,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    7.9%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                        George Gellert and Jared Kushner
TYPE OF SECURITY                                                            Fee
PARTIAL RELEASE/PARTIAL DEFEASANCE(2)                                       Yes
MORTGAGE RATE                                                            6.353%
MATURITY DATE                                                  February 5, 2017
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          114 / IO
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
  TAX/INSURANCE                                 Yes
  ROLLOVER/INTEREST RESERVE(3)         $100,000,000

ONGOING ANNUAL RESERVES
  TAX/INSURANCE(4)                  Yes / Springing
  ROLLOVER/INTEREST RESERVE(5)            Springing
  REPLACEMENT RESERVE(6)                   $232,440

ADDITIONAL FINANCING(7)             Senior Mezzanine Debt          $335,000,000
                                    Junior Mezzanine Debt          $200,000,000
                                    Pari Passu Debt                $929,500,000

                                          PARI PASSU
                                           NOTES(1)            TOTAL DEBT(8)
                                        --------------         --------------
CUT-OFF DATE BALANCE                    $1,215,000,000         $1,750,000,000
CUT-OFF DATE BALANCE/SF                      $836
CUT-OFF DATE LTV                            60.8%
MATURITY DATE LTV                           60.8%
UW DSCR ON NCF(9)                           1.46x
--------------------------------------------------------------------------------

(1)   The total balance of the 666 Fifth Avenue loan is $1,215,000,000 as of the
      Cut-off Date ("Whole Loan"), and consists of eight pari passu notes: Note
      A-1 with a Cut-off Date Balance of $124,500,000, Note A-2 with a Cut-off
      Date Balance of $124,500,000, Note A-3 with a Cut-off Date Balance of
      $197,500,000, Note A-4 with a Cut-off Date Balance of $197,500,000, Note
      A-5 with a Cut-off Date Balance of $142,750,000, Note A-6 with a Cut-off
      Date Balance of $142,750,000, Note A-7 with a Cut-off Date Balance of
      $142,750,000 and Note A-8 with a Cut-off Date Balance of $142,750,000
      (Note A-5 and Note A-7 are both included in the trust fund and collectively represent the 666 Fifth Avenue Loan). Note A-1, Note A-2,
      Note A-3, Note A-4, Note A-6 and Note A-8 are not included in the trust fund. Unless otherwise specified, all DSCR, LTV and other calculations with respect to the 666 Fifth Avenue Loan are based on the 666 Fifth
      Avenue Whole Loan.

(2)   The 666 Fifth Avenue Loan permits the partial release and/or partial defeasance of certain portions of the Mortgaged Property under certain circumstances. See "Release" below.

(3)   The Rollover/Interest Reserve was funded at closing of the 666 Fifth
      Avenue Loan to pay: (i) tenant improvements and leasing commissions at the
      Mortgaged Property and (ii) debt service shortfalls under the 666 Fifth
      Avenue Loan or the Senior Mezzanine Loan (as defined below).

(4)   Monthly deposits for taxes in an amount equal to 1/12th of the amount that the mortgagee estimates will be payable during the next twelve months for taxes are required to be made. For 2007, the borrower is required to make monthly deposits of $1,800,000 for taxes. In addition, monthly deposits in an amount equal to 1/12th of the annual insurance premiums estimated to be due by mortgagee are required to be made (unless an acceptable blanket or umbrella policy is in place and mortgagee has elected not to collect this reserve).

(5)   All lease termination payments received by the borrower prior to July 1,
      2008 are required to be deposited to the Rollover/Interest Reserve as well.

(6)   Monthly deposits in an amount equal to 1/12th of $0.15 per square foot of net rentable square feet at the Mortgaged Property are required to be made.

(7)   See "The Loan" and "Mezzanine Debt" below.

--------------------------------------------------------------------------------
                            PROPERTY INFORMATION(10)
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                           New York, NY
PROPERTY TYPE                                                     Office -- CBD
SIZE (SF)(11)                                                         1,454,110
OCCUPANCY AS OF JANUARY 11, 2007                                          98.3%
YEAR BUILT / YEAR RENOVATED                                         1957 / 1999
APPRAISED VALUE                                                  $2,000,000,000
PROPERTY MANAGEMENT                              Tishman Speyer Properties L.P.
UW ECONOMIC OCCUPANCY                                                     97.6%
UW REVENUES                                                        $157,016,346
UW TOTAL EXPENSES                                                   $38,399,113
UW NET OPERATING INCOME (NOI)(9)                                   $118,617,233
UW NET CASH FLOW (NCF)(9)                                          $114,381,673
--------------------------------------------------------------------------------

(8)   The Fifth Avenue Retail Space (as defined below under "The Property") has been excluded from the appraised value of the Mortgaged Property, the underwritten net cash flows and SF based in part on a requirement that the
      Fifth Avenue Retail Space is subject to release upon payment in full of the Senior Mezzanine Loan. Accordingly, the Fifth Avenue Retail Space has
      not been included under the headings Total Debt Cut-Off Date Balance/SF,
      Cut-Off Date LTV, Maturity Date LTV and UW DSCR on NCF.

(9)   The UW DSCR on NCF is based on underwritten net cash flow which was derived based on certain assumptions, including that all leases were marked to current market rental rates. If the market rental rates are not achieved, upon lease rollover, the UW DSCR on NCF will be negatively affected. The "As-Is" DSCR calculated based on the rent roll dated January
      11, 2007 including rent steps through 2007 is 0.65x. The UW DSCR for year
      6 of the loan term is 1.39x. The UW DSCR for year 6 of the loan term reflects certain assumptions which are in-line with the appraiser's estimates and is adjusted to reflect normalized capital items. Year 6 of the loan term reflects the first full year after 64.8% of the tenant leases currently in-place have expired. See "RISK FACTORS--Risks Relating to Net Cash Flow" in the Prospectus Supplement.

(10)  Calculations exclude the Fifth Avenue Retail Space (as defined below under
      "The Property").

(11)  The square footage consists of office space (1,367,545 square feet), retail/storage space (69,087 square feet) and parking (17,478 square feet). Excludes the Fifth Avenue Retail Space (as defined below under "The
      Property") which consists of an additional 95,513 square feet.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       19

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                666 FIFTH AVENUE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                  TENANT SUMMARY
-----------------------------------------------------------------------------------
                                                                         % OF NET
                                          RATINGS(1)      NET RENTABLE   RENTABLE
TENANT                                S&P/MOODY'S/FITCH     AREA (SF)      AREA
-----------------------------------------------------------------------------------

MAJOR TENANTS
 Citibank N.A. ......................     AA/Aa1/AA+          365,070       25.1%
 Orrick, Herrington & Sutcliffe .....      NR/NR/NR           239,464       16.5
 Fulbright & Jaworski L.L.P. ........      NR/NR/NR           139,177        9.6
                                                            ---------      -----
 TOTAL MAJOR TENANTS ................                         743,711       51.1%

NON-MAJOR TENANTS ...................                         686,205       47.2
                                                            ---------      -----

OCCUPIED TOTAL ......................                       1,429,916       98.3%

VACANT SPACE ........................                          24,194        1.7
                                                            ---------      -----

PROPERTY TOTAL ......................                       1,454,110      100.0%
                                                            =========      =====

-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                    ANNUAL         % OF
                                         BASE        BASE      TOTAL ANNUAL       LEASE
TENANT                                 RENT PSF      RENT       BASE RENT      EXPIRATION
--------------------------------------------------------------------------------------------

MAJOR TENANTS
 Citibank N.A. ......................  $ 44.47    $16,234,522      23.2%     August 2014(2)
 Orrick, Herrington & Sutcliffe .....  $ 44.79     10,725,722      15.3        March 2010
 Fulbright & Jaworski L.L.P. ........  $ 51.93      7,228,117      10.3      December 2016
                                                  -----------     -----
 TOTAL MAJOR TENANTS ................  $ 45.97    $34,188,360      48.8%

NON-MAJOR TENANTS ...................  $ 52.26     35,864,062      51.2
                                                  -----------     -----

OCCUPIED TOTAL ......................  $ 48.99    $70,052,422     100.0%
                                                  ===========     =====

VACANT SPACE ........................

PROPERTY TOTAL ......................
--------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   Citibank N.A. has 17 different leases that expire between August 31, 2007 and August 31, 2014. 77,806 square feet will expire in 2007, 75,596 square feet will expire in 2009, and 211,668 square feet will expire in 2014.

--------------------------------------------------------------------------------------------------------------
                                       LEASE EXPIRATION SCHEDULE(1)(2)
--------------------------------------------------------------------------------------------------------------
                            WA BASE                                 CUMULATIVE        % OF        CUMULATIVE
             # OF LEASES    RENT/SF    TOTAL SF    % OF TOTAL SF     % OF SF       BASE RENT      % OF BASE
   YEAR       EXPIRING     EXPIRING    EXPIRING     EXPIRING(3)    EXPIRING(3)    EXPIRING(3)   RENT EXPIRING
--------------------------------------------------------------------------------------------------------------

 2007(4)         21        $ 32.80     282,713          19.4%          19.4%          13.2%          13.2%
   2008          11        $ 35.56      62,877           4.3%          23.8%           3.2%          16.4%
   2009          12        $ 46.52      99,663           6.9%          30.6%           6.6%          23.0%
   2010          29        $ 53.86     402,840          27.7%          58.3%          31.0%          54.0%
   2011          12        $ 63.09      94,207           6.5%          64.8%           8.5%          62.5%
   2012           0        $  0.00           0           0.0%          64.8%           0.0%          62.5%
   2013           2        $ 68.36       1,248           0.1%          64.9%           0.1%          62.6%
   2014          15        $ 48.30     213,418          14.7%          79.6%          14.7%          77.3%
   2015           1        $ 15.00          50           0.0%          79.6%           0.0%          77.3%
   2016          16        $ 55.65     180,112          12.4%          92.0%          14.3%          91.6%
   2017           2        $ 94.09       3,364           0.2%          92.2%           0.5%          92.1%
Thereafter        6        $ 61.89      89,424           6.1%          98.3%           7.9%         100.0%
  Vacant          0             NA      24,194           1.7%         100.0%           0.0%         100.0%
--------------------------------------------------------------------------------------------------------------

(1)   Information obtained from underwritten rent roll.

(2)   Assumes no tenant exercises an early termination option, if applicable.

(3)   Calculated based upon approximate square footage occupied by each tenant.

(4)   Includes month-to-month leases.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                666 FIFTH AVENUE
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "666 Fifth Avenue Loan") is secured by a first priority mortgage encumbering a 39-story, approximately 1,454,110 square foot Class "A" multi-tenant office tower occupying a full block front site on Fifth Avenue between 52nd and 53rd Streets in Midtown
      Manhattan's Plaza District (the "666 Fifth Avenue Property"). The 666
      Fifth Avenue Loan represents approximately 7.9% of the Cut-Off Date Pool
      Balance. The 666 Fifth Avenue Loan is part of a $1,215,000,000 mortgage loan (the "666 Fifth Avenue Whole Loan") that was co-originated by BCRE and UBS Real Estate Investments Inc. ("UBSREI"). The 666 Fifth Avenue
      Whole Loan has a Cut-off Date Balance of $1,215,000,000 and consists of the 666 Fifth Avenue Loan and six pari passu loans (the "666 Fifth Avenue
      Pari Passu Companion Loans") with an aggregate Cut-off Date Balance of
      $929,500,000. The respective rights of the holders of the pari passu notes evidencing the 666 Fifth Avenue Whole Loan will be governed by a co-lender agreement and will be serviced pursuant to the terms of the pooling and servicing agreement relating to the GE Commercial Mortgage Corporation,
      Commercial Mortgage Pass-Through Certificates, Series 2007-C1 transaction, as described in the Prospectus Supplement under "DESCRIPTION OF THE
      MORTGAGE POOL--Co-Lender Loans". The 666 Fifth Avenue Loan provides for interest-only payments for the entire loan term.

      The 666 Fifth Avenue Loan has a remaining term of 114 months and matures on February 5, 2017. The 666 Fifth Avenue Loan may be prepaid on or after
      August 5, 2016, and permits defeasance with United States government obligations beginning on the earlier of 48 months following the loan origination date and 2 years after the date that the final 666 Fifth
      Avenue Pari Passu Companion Loan is securitized.

o     THE BORROWER. The borrower is 666 Fifth Associates, LLC, a special purpose and bankruptcy remote entity owned and controlled by George Gellert and
      Jared Kushner (together, the "Sponsors"). The borrower has two independent directors in its ownership structure and has delivered a non-consolidation opinion in connection with the origination of the 666 Fifth Avenue Loan.
      George Gellert is the managing member of the borrower.

      Jared Kushner is a principal of the New York division of Kushner
      Companies. Kushner Companies is a private real estate organization involved in the ownership, development, redevelopment and management of single and multifamily housing, commercial, retail, industrial and hotel properties throughout the Northeast and Mid-Atlantic regions.
      Headquartered in Florham Park, New Jersey, with executive offices in
      Manhattan, the company manages its residential and commercial portfolios through its corporate offices and operating divisions. These include
      Westminster Management LLC, the residential management arm; Westminster
      Communities LLC, the construction division; Kushner Properties, the commercial leasing and management division; Westminster Hospitality, the hotel division; Westminster Capital Corp., which coordinates financing for the firm; and various acquisition and land development teams. Principals of the Kushner Companies own in excess of 25,000 apartment units; the
      Kushner Companies' commercial portfolio consists of nearly 6.5 million square feet of office, industrial and retail space and thousands of acres of land suitable for development. Properties are located in New Jersey,
      New York, Pennsylvania, Maryland and Delaware. George Gellert is a real estate developer and the president and chairman of the board of Atalanta
      Corporation, a food importer and international trading company located in
      Elizabeth, New Jersey.

o     THE PROPERTY. The 666 Fifth Avenue Property is a 39-story office building containing approximately 1,549,623 rentable square feet which includes approximately 1,367,545 square feet of office space, approximately 95,513 square feet of retail space (the "Fifth Avenue Retail Space"), approximately 69,087 square feet of other retail/storage space (the "Other
      Retail Space") and approximately 17,478 square feet of parking with valet parking space for approximately 90 cars (the "Parking Garage Space"). The
      Fifth Avenue Retail Space is currently occupied by the NBA Store, Brooks
      Brothers and Hickey Freeman. The 666 Fifth Avenue Property has been institutionally owned and maintained since its construction and underwent approximately $40 million of extensive renovation and expansion in 1999.
      The renovations included new retail stores and a glass facade for the entire first and second floors. Renovations since 1999 have included a
      $1.7 million low-rise, freight and loading dock elevator modernization project, as well as a $2.1 million replacement of the building's main electrical switchboards, an electrical capacity upgrade, full sidewalk replacement, lobby renovation to create the Hickey Freeman retail space and a $2.3 million HVAC upgrade that included installation of a building management system. The borrower has notified BCRE that it intends to convert the 666 Fifth Avenue Property to a condominium, which conversion will be subject to satisfaction of various conditions contained in the related Mortgage Loan documents.

      As of January 11, 2007, the 666 Fifth Avenue Property, excluding the Fifth
      Avenue Retail Space, was 98.3% occupied by 47 tenants. The largest tenant at the property, Citibank, N.A. ("Citibank") (rated "AA" by S&P, "AA+" by
      Fitch and "Aa1" by

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       21

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                666 FIFTH AVENUE
--------------------------------------------------------------------------------

      Moody's) occupies approximately 365,070 square feet (25.1% of the total square footage). Citibank occupies space in portions of the 3rd through
      7th and 10th floors and the entire 12th and 13th floors. Citibank is the largest operating subsidiary of Citigroup Inc. (NYSE: "C"). Citigroup is ranked 8th in the 2006 Fortune 500 and has approximately 3,000 bank branches and consumer finance offices in the United States and Canada, plus approximately 2,000 locations in approximately 100 other countries.
      Citigroup is a diversified financial services company engaged in providing consumer product offerings, including banking services, credit cards and loans. Citigroup is divided into three major business groups: Global
      Consumer, Global Wealth Management and Corporate and Investment Banking.
      The 666 Fifth Avenue Property is home to Citigroup's Private Banking division, part of its Global Wealth Management division and other related financial activities. Citibank leases certain signage rights on the north, west and south sides of the 666 Fifth Avenue Property through August 2009.
      Citibank is the largest tenant and has been at the 666 Fifth Avenue
      Property since 1989. Orrick, Herrington & Sutcliffe ("Orrick"), the second largest tenant, occupies approximately 239,464 square feet (16.5% of the total square footage) with space in portions of the sub-basement, 2nd and
      10th floors and the entire 16th through 23rd floors. Orrick is a full service, approximately 980 attorney law firm that was formed in San
      Francisco in 1863. Orrick has 18 offices in 7 countries. According to the
      American Lawyer, Orrick was ranked 28th (in revenues) in the 2007 Am Law
      100. Orrick has approximately 200 attorneys at this location and has been a tenant at the 666 Fifth Avenue Property since 1995. Fulbright & Jaworski
      L.L.P. ("Fulbright"), the third largest tenant at the property, occupies approximately 139,177 square feet (9.6% of the total square footage) with space in portions of the 10th and 35th floors and the entire 24th and 30th through 33rd floors. Founded in 1919, Fulbright is one of the largest law firms in the nation, comprising approximately 1,000 attorneys in sixteen offices worldwide in 50 integrated practice areas. Fulbright was ranked
      34th (in revenues) in the 2007 Am Law 100. Fulbright has approximately 140 attorneys at this location and has been a tenant at the 666 Fifth Avenue
      Property since 1992.

o     LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

o     RELEASE. The borrower is permitted, after the later to occur of (i) the
      Condominium Conversion Date (as defined below) and (ii) the expiration of the defeasance lockout period to obtain the release of the Parking Garage
      Space and/or the Other Retail Space pursuant to a partial defeasance of a portion of the 666 Fifth Avenue Whole Loan in an amount equal to
      $8,550,000 with respect to the Parking Garage Space and $95,000,000 with respect to the Other Retail Space, provided, among other things: (a) any net proceeds from the sale of the Fifth Avenue Retail Space have been used to pay down the Senior Mezzanine Loan (as defined under "Mezzanine Debt"
      below) and any proceeds remaining, if applicable, have been used to pay down the Junior Mezzanine Loan (as defined under "Mezzanine Debt" below), and (b) after giving effect to such release, the DSCR for the 666 Fifth
      Avenue Property remaining after the release is at least equal to the DSCR for the 666 Fifth Avenue Property (including the release parcel) for the
      12 months immediately preceding the release.

      The borrower is also permitted to obtain the release of the Fifth Avenue
      Retail Space on or after the Condominium Conversion Date (as defined below) upon the payment in full of the Senior Mezzanine Loan, provided, among other things: (a) in the event that such release occurs prior to
      July 1, 2008, the borrower has delivered to the mortgagee an amount equal to $105,000,000, less $2,500,000 for every full calendar month, if any, that the release occurs prior to July 1, 2008, (b) the borrower under the
      Junior Mezzanine Loan has prepaid (or is simultaneously prepaying) (i) in connection with a sale of the Fifth Avenue Retail Space, a portion of the
      Junior Mezzanine Loan in an amount equal to all remaining net sales proceeds or (ii) in connection with a refinancing of the Fifth Avenue
      Retail Space, the entire balance of the Junior Mezzanine Loan and (c) with respect to the remaining portion of the 666 Fifth Avenue Property (not including the Fifth Avenue Retail Space), the loan-to-value ratio
      (including any remaining principal balance of the Junior Mezzanine Loan, if applicable) is not more than 89%. The "Condominium Conversion Date" is the date on which the 666 Fifth Avenue Property has been converted to a condominium form of ownership.

o     MEZZANINE DEBT. At origination, BCRE provided a $200 million mezzanine loan (the "Junior Mezzanine Loan") to the indirect equity owner of the borrower. In addition, the equity owner of the borrower obtained a $335 million mezzanine loan (the "Senior Mezzanine Loan") from BCRE and UBSREI.
      The holders of the Junior Mezzanine Loan and the Senior Mezzanine Loan are
      subject to an intercreditor agreement with the mortgagee.

      Provided that the Junior Mezzanine Loan has been paid in full, the owners of the beneficial interest in the borrower may incur additional junior indebtedness, provided, among other things: (a) the amount of such additional junior indebtedness is either

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       22

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                666 FIFTH AVENUE
--------------------------------------------------------------------------------

      (i) reasonably acceptable to the mortgagee or (ii) in an amount that when added to the then outstanding principal balance of the 666 Fifth Avenue
      Whole Loan and the outstanding balance of the Senior Mezzanine Loan, if applicable, results in a loan-to-value ratio not in excess of 89%, based on a new appraisal; the mortgagee must have received written confirmation from the applicable rating agencies that the incurrence of such indebtedness will not result in the downgrade, qualification or withdrawal of the ratings then assigned to the Certificates.

o     ROLLOVER/INTEREST RESERVE. At origination, $100,000,000 was deposited with mortgagee in the Rollover/Interest Reserve account to pay: (i) tenant improvements and leasing commissions at the 666 Fifth Avenue Property and
      (ii) debt service shortfalls under the 666 Fifth Avenue Whole Loan or the
      Senior Mezzanine Loan.

      If the Fifth Avenue Retail Space is released prior to July 1, 2008, the borrower is required to deposit $105,000,000 with mortgagee less
      $2,500,000 for each full calendar month (if any) that the release occurs prior to the July 1, 2008, and on July 1, 2008, the borrower is required to deposit such amount as is necessary to cause a reserve (the "Ongoing
      Reserve") to contain $105,000,000.

      In the event that the Fifth Avenue Retail Space is not released prior to
      July 1, 2008, the borrower is required to deposit such amount as is necessary to cause the balance of the Ongoing Reserve to equal
      $105,000,000; provided, however, such $105,000,000 will be (i) reduced by any amounts then on deposit in the Rollover/Interest Reserve (which amounts are required to be transferred into the Ongoing Reserve) and (ii)
      increased by the positive difference, if any, obtained by subtracting (a)
      the portion of the Rollover/Interest Reserve disbursed by the mortgagee prior to July 1, 2008 for tenant improvements and leasing commissions from
      (b) $20,000,000.

o     MANAGEMENT. The 666 Fifth Avenue Property is managed by Tishman Speyer
      Properties L.P. ("Tishman"), which is not affiliated with the borrower.
      Tishman is one of the leading owners, developers, fund managers and operators of first-class real estate in New York City. Since its inception, Tishman has managed a portfolio of assets of more than 77 million square feet in major metropolitan areas across the United States,
      Europe, Latin America and Asia. Some of the properties under the management of Tishman in New York City include Rockefeller Center (12 buildings), MetLife building, Chrysler Center and Peter Cooper
      Village/Stuyvesant Town.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       23

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       24

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                              ING HOSPITALITY POOL
--------------------------------------------------------------------------------

                       [6 PHOTOS OF ING HOSPITALITY POOL]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       25

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                              ING HOSPITALITY POOL
--------------------------------------------------------------------------------

                          [MAP OF ING HOSPITALITY POOL]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       26

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                              ING HOSPITALITY POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                               $283,850,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    7.9%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                                    ING Clarion Partners
TYPE OF SECURITY                                                        Various
PARTIAL RELEASE(1)                                                          Yes
MORTGAGE RATE                                                            5.663%
MATURITY DATE                                                     June 11, 2012
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                            60 / IO
REMAINING TERM / AMORTIZATION                                           58 / IO
LOCKBOX(2)                                                            Springing

UP-FRONT RESERVES
  ENGINEERING(3)                           $2,127,290
  PIP (4)                                 $56,042,810

ONGOING ANNUAL RESERVES
  TAX / INSURANCE                           Springing
  FF&E(5)                                   Springing

ADDITIONAL FINANCING(6)               Pari Passu Debt              $283,850,000

                                                                  PARI PASSU
                                                                   NOTES(7)
                                                                 ------------
CUT-OFF DATE BALANCE                                             $567,700,000
CUT-OFF DATE BALANCE / ROOM                                        $97,947
CUT-OFF DATE LTV                                                    63.8%
MATURITY DATE LTV                                                   63.8%
UW DSCR ON NCF                                                      2.14x
--------------------------------------------------------------------------------

(1)   The ING Hospitality Pool Loan permits partial release of certain properties comprising the Mortgaged Property under certain circumstances.
      See "Release" below.

(2)   A lockbox may be required upon either: (i) an event of default or (ii)
      certain other conditions as specified in the related Mortgage Loan documents.

(3)   At origination, $2,127,290 was escrowed to fund an engineering reserve.
      The reserve can be used for funding certain maintenance, repairs and/or remedial or corrective work related to various building code and fire code deficiencies.

(4)   The up-front property improvement plans and renovation reserve of
      $56,042,810 is maintained at JPMorgan Chase Bank N.A. in the name of the borrower's sponsor. The reserve is collaterally assigned to the mortgagee and the reserve will be transferred to the mortgagee upon an event of default.

(5)   Annual amount determined by mortgagee, in no event less than 4.0% of the gross revenue.

(6)   Future mezzanine debt is permitted, subject to certain conditions including, but not limited to: (i) the debt yield is not less than 10.0%,
      (ii) the aggregate loan-to-value ratio shall not exceed 80.0%, (iii)
      rating agency consent and (iv) certain other conditions as specified in the related Mortgage Loan documents.

(7)   LTV Ratios, DSC Ratio and Cut-Off Date Balance / Room were derived from the aggregate indebtedness of, or scheduled debt service due in connection with, the ING Hospitality Pool Loan and the ING Hospitality
      Pool Pari Passu Companion Loan.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                               46
LOCATION                                                                Various
PROPERTY TYPE                                      Hospitality -- Extended Stay
SIZE (ROOMS)                                                              5,796
OCCUPANCY AS OF TTM DECEMBER 2006                                         77.0%
YEAR BUILT / YEAR RENOVATED                                             Various
APPRAISED VALUE                                                    $890,300,000
                                                Marriott International, Inc. or
PROPERTY MANAGEMENT                                   Hilton Hotels Corporation
UW ECONOMIC OCCUPANCY                                                     78.2%
UW REVENUES                                                        $198,916,263
UW TOTAL EXPENSES                                                  $122,171,704
UW NET OPERATING INCOME (NOI)                                       $76,744,560
UW NET CASH FLOW (NCF)                                              $68,787,909
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       27

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                              ING HOSPITALITY POOL
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                 ING HOSPITALITY POOL SUMMARY
-----------------------------------------------------------------------------------------------
                                            ALLOCATED        SPECIFIC
                                             CUT-OFF         PROPERTY      YEAR BUILT /
             PROPERTY NAME                 DATE BALANCE        TYPE         RENOVATED     ROOMS
-----------------------------------------------------------------------------------------------

Residence Inn -- La Jolla, CA              $ 28,759,000    Extended Stay   1986 / 2003      288
Residence Inn Seattle East --
  Redmond, WA                                17,819,000    Extended Stay    1999 / NA       180
Residence Inn -- Long Beach, CA              15,324,000    Extended Stay   1987 / 2006      216
Residence Inn -- Costa Mesa, CA              13,578,000    Extended Stay    1986 / NA       144
Residence Inn Pasadena --
  Arcadia, CA                                11,760,500    Extended Stay    1989 / NA       120
Residence Inn -- Irvine, CA                  10,620,000    Extended Stay   1989 / 2003      112
Homewood Suites -- Herndon, VA               10,156,500    Extended Stay   1998 / 2006      109
Residence Inn Concord --
  Pleasant Hill, CA                           9,337,000    Extended Stay    1989 / NA       126
Residence Inn -- San Ramon, CA                7,982,500    Extended Stay    1989 / NA       106
Homewood Suites -- Linthicum, MD              7,662,000    Extended Stay   1998 / 2006      147
Residence Inn -- Saint Louis, MO              6,842,500    Extended Stay   1988 / 2005      152
Residence Inn -- Bakersfield, CA              6,272,000    Extended Stay   1990 / 2004      114
Residence Inn -- Boulder, CO                  6,022,500    Extended Stay   1986 / 2003      128
Residence Inn Chicago -- Deerfield, IL        5,951,500    Extended Stay   1989 / 2004      128
Residence Inn -- Hapeville, GA                5,951,500    Extended Stay    1990 / NA       126
Homewood Suites -- Malvern, PA                5,916,000    Extended Stay    1998 / NA       123
Residence Inn -- Houston, TX                  5,630,500    Extended Stay   1989 / 2003      110
Residence Inn -- Santa Fe, NM                 5,559,500    Extended Stay   1986 / 2006      120
Residence Inn -- Placentia, CA                5,452,500    Extended Stay   1988 / 2003      112
Homewood Suites -- Glen Allen, VA             5,132,000    Extended Stay    1998 / NA       123
Residence Inn -- Atlanta, GA (Buckhead)       5,096,000    Extended Stay   1987 / 2004      136
Homewood Suites -- Beaverton, OR              4,918,000    Extended Stay    1998 / NA       123
Residence Inn -- Cincinnati, OH               4,739,500    Extended Stay    1985 / NA       144
Residence Inn -- Lombard, IL                  4,561,500    Extended Stay   1987 / 2006      144
Residence Inn -- Jacksonville, FL             4,526,000    Extended Stay   1986 / 2004      112
Homewood Suites -- Irving, TX                 4,419,000    Extended Stay   1989 / 2005      136
Homewood Suites -- Clearwater, FL             4,383,500    Extended Stay   1998 / 2006      112
Residence Inn Dallas -- Irving, TX            4,383,500    Extended Stay   1989 / 2007      120
Residence Inn -- Boca Raton, FL               4,027,000    Extended Stay   1988 / 2005      120
Residence Inn -- Clearwater, FL               3,920,000    Extended Stay   1986 / 2004       88
Residence Inn -- Birmingham, AL               3,813,000    Extended Stay   1986 / 2004      128
Residence Inn -- Smyrna, GA                   3,670,500    Extended Stay   1986 / 2006      130
Homewood Suites -- Addison, TX                3,528,000    Extended Stay   1989 / 2006      120
Homewood Suites -- Chesterfield, MO           3,385,500    Extended Stay    1999 / NA       145
Residence Inn -- Montgomery, AL               3,350,000    Extended Stay   1990 / 2006       94
Homewood Suites -- Atlanta, GA
  (Buckhead)                                  3,314,500    Extended Stay   1997 / 2006       92
Residence Inn -- Blue Ash, OH                 3,029,000    Extended Stay   1989 / 2006      118
Residence Inn -- Chesterfield, MO             3,029,000    Extended Stay   1986 / 2006      104
Residence Inn -- Berwyn, PA                   2,993,500    Extended Stay   1988 / 2003       88
Residence Inn -- Danvers, MA                  2,922,000    Extended Stay   1989 / 2006       96
Homewood Suites -- Midvale, UT                2,886,500    Extended Stay    1996 / NA        98
Homewood Suites -- Plano, TX                  2,744,000    Extended Stay   1996 / 2006       99
Homewood Suites -- Atlanta, GA
  (Cumberland)                                2,530,000    Extended Stay   1990 / 2006      124
Residence Inn -- Memphis, TN                  2,245,000    Extended Stay   1986 / 2007      105
Residence Inn -- Atlanta, GA (DeKalb)         2,067,000    Extended Stay   1984 / 2002      144
Homewood Suites -- Norcross, GA               1,639,500    Extended Stay    1989 / NA        92
                                           ------------                                   -----
TOTAL/WEIGHTED AVERAGE                     $283,850,000                                   5,796
                                           ============                                   =====
-----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                            ALLOCATED
                                             CUT-OFF      APPRAISED
                                           DATE BALANCE     VALUE       OCCUPANCY           ADR            REVPAR
             PROPERTY NAME                  PER ROOM(1)   PER ROOM    PENETRATION(2)   PENETRATION(2)   PENETRATION(2)
----------------------------------------------------------------------------------------------------------------------

Residence Inn -- La Jolla, CA                $199,715     $301,042        107.0%           106.7%           114.2%
Residence Inn Seattle East --
  Redmond, WA                                $197,989     $292,222         96.6%           108.5%           104.9%
Residence Inn -- Long Beach, CA              $141,889     $210,185         94.5%           130.2%           123.1%
Residence Inn -- Costa Mesa, CA              $188,583     $275,000        107.9%           103.6%           111.7%
Residence Inn Pasadena --
  Arcadia, CA                                $196,008     $298,333        109.5%           122.8%           134.5%
Residence Inn -- Irvine, CA                  $189,643     $291,964        109.0%           122.7%           133.7%
Homewood Suites -- Herndon, VA               $186,358     $274,312        108.1%           100.3%           108.4%
Residence Inn Concord --
  Pleasant Hill, CA                          $148,206     $243,651        118.3%           112.2%           132.7%
Residence Inn -- San Ramon, CA               $150,613     $248,113        114.9%           131.1%           150.6%
Homewood Suites -- Linthicum, MD             $104,245     $156,463        106.8%           110.7%           118.2%
Residence Inn -- Saint Louis, MO             $ 90,033     $133,553        115.9%            99.0%           114.7%
Residence Inn -- Bakersfield, CA             $110,035     $164,912        121.7%           109.1%           132.8%
Residence Inn -- Boulder, CO                 $ 94,102     $151,563        127.2%            97.3%           123.8%
Residence Inn Chicago -- Deerfield, IL       $ 92,992     $142,969         95.5%           107.3%           102.4%
Residence Inn -- Hapeville, GA               $ 94,468     $165,079         95.1%           127.2%           120.9%
Homewood Suites -- Malvern, PA               $ 96,195     $160,163        117.1%           105.2%           123.2%
Residence Inn -- Houston, TX                 $102,373     $183,636        113.6%           110.1%           125.1%
Residence Inn -- Santa Fe, NM                $ 92,658     $137,500        140.8%           118.8%           167.3%
Residence Inn -- Placentia, CA               $ 97,366     $157,143        110.1%           100.1%           110.2%
Homewood Suites -- Glen Allen, VA            $ 83,447     $125,203        108.8%            99.0%           107.8%
Residence Inn -- Atlanta, GA (Buckhead)      $ 74,941     $122,794        108.6%            99.6%           108.2%
Homewood Suites -- Beaverton, OR             $ 79,967     $122,764        109.8%            96.6%           106.2%
Residence Inn -- Cincinnati, OH              $ 65,826     $102,778        135.8%           101.6%           137.9%
Residence Inn -- Lombard, IL                 $ 63,354     $ 99,306        104.5%            98.1%           102.6%
Residence Inn -- Jacksonville, FL            $ 80,821     $137,500        102.0%           109.3%           111.5%
Homewood Suites -- Irving, TX                $ 64,985     $ 99,265        109.3%           102.0%           111.5%
Homewood Suites -- Clearwater, FL            $ 78,277     $116,964        110.6%           111.3%           123.1%
Residence Inn Dallas -- Irving, TX           $ 73,058     $121,667         89.7%           120.8%           108.4%
Residence Inn -- Boca Raton, FL              $ 67,117     $109,167        107.5%           101.3%           108.8%
Residence Inn -- Clearwater, FL              $ 89,091     $139,773        111.6%           124.3%           138.8%
Residence Inn -- Birmingham, AL              $ 59,578     $ 97,656         84.9%           111.7%            94.9%
Residence Inn -- Smyrna, GA                  $ 56,469     $ 90,769         92.6%           117.5%           108.9%
Homewood Suites -- Addison, TX               $ 58,800     $ 90,833         98.1%           110.9%           108.8%
Homewood Suites -- Chesterfield, MO          $ 46,697     $ 72,414        109.9%            92.6%           101.7%
Residence Inn -- Montgomery, AL              $ 71,277     $111,702         90.1%            98.1%            88.4%
Homewood Suites -- Atlanta, GA
  (Buckhead)                                 $ 72,054     $107,609         94.6%           104.1%            98.5%
Residence Inn -- Blue Ash, OH                $ 51,339     $ 82,203        119.5%            91.8%           109.7%
Residence Inn -- Chesterfield, MO            $ 58,250     $ 91,346        113.0%           103.6%           117.1%
Residence Inn -- Berwyn, PA                  $ 68,034     $125,000        101.4%           115.7%           117.3%
Residence Inn -- Danvers, MA                 $ 60,875     $113,542        140.7%           123.7%           174.0%
Homewood Suites -- Midvale, UT               $ 58,908     $ 89,796        106.5%            99.3%           105.7%
Homewood Suites -- Plano, TX                 $ 55,434     $ 94,949        116.6%            99.1%           115.6%
Homewood Suites -- Atlanta, GA
  (Cumberland)                               $ 40,806     $ 63,710        117.4%            95.1%           111.6%
Residence Inn -- Memphis, TN                 $ 42,762     $ 68,571         82.2%            96.8%            79.5%
Residence Inn -- Atlanta, GA (DeKalb)        $ 28,708     $ 83,333         73.2%           102.7%            75.2%
Homewood Suites -- Norcross, GA              $ 35,641     $ 56,522        133.9%            97.8%           130.9%
TOTAL/WEIGHTED AVERAGE                       $ 97,947     $153,606        107.8%           107.6%           115.8%
---------------------------------------------------------------------------------------------------------------------

(1)   Cut-off date balance per room was derived from the aggregate indebtedness of the ING Hospitality Pool Loan and the ING Hospitality Pool Pari Passu
      Companion Loan.

(2)   The above information is based on Appraisals from HVS International dated
      March 2007.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       28

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                              ING HOSPITALITY POOL
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                 ING HOSPITALITY POOL FINANCIAL PERFORMANCE SUMMARY
------------------------------------------------------------------------------------------------------------------
                                                          2004                                  2005
                                           -----------------------------------  ----------------------------------
             PROPERTY NAME                 OCCUPANCY       ADR        REV PAR    OCCUPANCY      ADR        REV PAR
------------------------------------------------------------------------------------------------------------------

Residence Inn -- La Jolla, CA                 83.1%      $120.49      $100.13       81.2%     $134.53      $109.21
Residence Inn Seattle East --
  Redmond, WA                                 76.8%      $141.09      $108.39       79.8%     $145.53      $116.13
Residence Inn -- Long Beach, CA               82.6%      $111.49      $ 92.06       82.5%     $121.47      $100.15
Residence Inn -- Costa Mesa, CA               75.9%      $112.57      $ 85.49       83.0%     $127.35      $105.70
Residence Inn Pasadena --
  Arcadia, CA                                 85.6%      $125.00      $107.05       87.5%     $138.83      $121.53
Residence Inn -- Irvine, CA                   84.2%      $114.95      $ 96.83       82.7%     $125.81      $104.11
Homewood Suites -- Herndon, VA                82.3%      $142.06      $116.97       78.1%     $145.14      $113.36
Residence Inn Concord --
  Pleasant Hill, CA                           80.4%      $109.61      $ 88.18       79.0%     $117.73      $ 93.06
Residence Inn -- San Ramon, CA                71.6%      $115.42      $ 82.65       79.5%     $120.52      $ 95.78
Homewood Suites --
  Linthicum Heights, MD                       79.2%      $112.08      $ 88.71       78.8%     $115.73      $ 91.18
Residence Inn -- Saint Louis, MO              83.9%      $ 94.48      $ 79.24       79.8%     $ 97.79      $ 78.06
Residence Inn -- Bakersfield, CA              84.1%      $ 95.73      $ 80.54       88.2%     $102.11      $ 90.05
Residence Inn -- Boulder, CO                  73.2%      $108.93      $ 79.77       73.0%     $113.09      $ 82.51
Residence Inn -- Hapeville, GA                82.7%      $ 93.06      $ 76.98       85.6%     $101.37      $ 86.73
Residence Inn Chicago -- Deerfield, IL        79.0%      $ 90.41      $ 71.43       76.7%     $104.09      $ 79.88
Homewood Suites -- Malvern, PA                77.9%      $104.79      $ 81.59       83.6%     $104.69      $ 87.52
Residence Inn -- Houston, TX                  80.0%      $ 92.73      $ 74.15       82.0%     $ 97.87      $ 80.27
Residence Inn -- Santa Fe, NM                 75.9%      $ 94.24      $ 71.50       83.7%     $ 92.94      $ 77.76
Residence Inn -- Placentia, CA                79.9%      $ 91.05      $ 72.79       86.7%     $ 97.69      $ 84.68
Homewood Suites -- Glen Allen, VA             74.9%      $ 89.54      $ 67.06       68.1%     $ 97.02      $ 66.03
Residence Inn -- Atlanta, GA (Buckhead)       65.9%      $ 97.15      $ 64.00       71.7%     $104.31      $ 74.77
Homewood Suites -- Beaverton, OH              69.9%      $ 77.84      $ 54.45       74.3%     $ 81.25      $ 60.36
Residence Inn -- Cincinnati, OH               76.9%      $ 80.77      $ 62.14       76.5%     $ 87.70      $ 67.07
Residence Inn -- Lombard, IL                  77.2%      $ 81.89      $ 63.25       73.9%     $ 86.54      $ 63.94
Residence Inn -- Jacksonville, FL             79.9%      $ 86.15      $ 68.83       86.5%     $ 97.14      $ 84.05
Homewood Suites Dallas -- Irving, TX          75.3%      $ 88.45      $ 66.58       76.0%     $ 90.54      $ 68.77
Residence Inn Dallas -- Irving, TX            77.2%      $ 87.33      $ 67.38       77.7%     $ 92.85      $ 72.11
Homewood Suites -- Clearwater, FL             78.3%      $ 93.17      $ 72.96       79.5%     $ 98.52      $ 78.32
Residence Inn -- Boca Raton, FL               86.3%      $ 83.13      $ 71.76       82.6%     $ 83.39      $ 68.91
Residence Inn -- Clearwater, FL               81.7%      $ 97.33      $ 79.55       80.7%     $111.95      $ 90.34
Residence Inn -- Birmingham, AL               79.9%      $ 79.09      $ 63.16       78.1%     $ 91.97      $ 71.78
Residence Inn -- Smyrna, GA                   66.6%      $ 81.62      $ 54.36       77.7%     $ 82.72      $ 64.30
Homewood Suites -- Addison, TX                73.1%      $ 80.99      $ 59.24       72.8%     $ 84.75      $ 61.66
Homewood Suites -- Chesterfield, MO          100.3%      $ 59.08      $ 59.24       71.4%     $ 83.12      $ 59.35
Residence Inn -- Montgomery, AL               86.9%      $ 87.51      $ 76.04       82.9%     $ 94.00      $ 77.90
Homewood Suites -- Atlanta, GA
  (Buckhead)                                  76.2%      $101.18      $ 77.10       75.5%     $105.60      $ 79.71
Residence Inn -- Chesterfield, MO             71.3%      $ 84.54      $ 60.25       72.3%     $ 85.11      $ 61.57
Residence Inn -- Blue Ash, OH                 73.4%      $ 86.03      $ 63.15       72.5%     $ 90.87      $ 65.90
Residence Inn -- Berwyn, PA                   60.0%      $111.83      $ 67.09       52.5%     $129.72      $ 68.09
Residence Inn -- Danvers, MA                  78.8%      $ 94.60      $ 74.55       80.0%     $ 97.56      $ 78.01
Homewood Suites -- Midvale, UT                70.2%      $ 81.17      $ 56.99       70.1%     $ 39.35      $ 27.58
Homewood Suites -- Plano, TX                  77.9%      $ 80.56      $ 62.79       80.3%     $ 84.12      $ 67.58
Homewood Suites -- Atlanta, GA
  (Cumberland)                                68.6%      $ 87.35      $ 59.89       71.6%     $ 89.46      $ 64.01
Residence Inn -- Memphis, TN                  64.6%      $ 92.11      $ 59.49       70.1%     $ 89.54      $ 62.78
Residence Inn -- Atlanta, GA (DeKalb)         65.5%      $ 76.42      $ 50.07       66.4%     $ 84.45      $ 56.05
Homewood Suites -- Norcross, GA               73.8%      $ 74.12      $ 54.71       72.3%     $ 74.79      $ 54.08
AVERAGE                                       77.2%      $ 95.46      $ 73.71       77.5%     $100.93      $ 78.54
------------------------------------------------------------------------------------------------------------------

                                                          2006                              UNDERWRITTEN
                                           -----------------------------------  ----------------------------------
             PROPERTY NAME                 OCCUPANCY       ADR        REV PAR    OCCUPANCY      ADR        REV PAR
------------------------------------------------------------------------------------------------------------------

Residence Inn -- La Jolla, CA                 79.9%      $148.38      $118.55       79.9%     $156.91      $125.37
Residence Inn Seattle East --
  Redmond, WA                                 76.5%      $167.23      $127.88       76.8%     $179.49      $137.85
Residence Inn -- Long Beach, CA               74.6%      $128.13      $ 95.64       79.0%     $136.36      $107.72
Residence Inn -- Costa Mesa, CA               82.0%      $140.31      $115.08       82.3%     $151.92      $125.03
Residence Inn Pasadena --
  Arcadia, CA                                 80.0%      $148.93      $119.08       84.2%     $157.58      $132.68
Residence Inn -- Irvine, CA                   83.9%      $140.42      $117.80       83.7%     $152.87      $127.95
Homewood Suites -- Herndon, VA                80.5%      $150.15      $120.88       81.6%     $156.15      $127.42
Residence Inn Concord --
  Pleasant Hill, CA                           87.1%      $124.21      $108.24       86.0%     $135.35      $116.40
Residence Inn -- San Ramon, CA                82.2%      $132.90      $109.28       82.2%     $140.92      $115.88
Homewood Suites --
  Linthicum Heights, MD                       79.3%      $118.77      $ 94.14       79.5%     $123.41      $ 98.11
Residence Inn -- Saint Louis, MO              81.1%      $108.97      $ 88.37       81.1%     $114.19      $ 92.61
Residence Inn -- Bakersfield, CA              83.9%      $110.20      $ 92.48       86.3%     $117.55      $101.44
Residence Inn -- Boulder, CO                  76.4%      $118.12      $ 90.26       75.1%     $124.94      $ 93.83
Residence Inn -- Hapeville, GA                79.8%      $111.91      $ 89.26       83.8%     $115.26      $ 96.59
Residence Inn Chicago -- Deerfield, IL        77.5%      $114.61      $ 88.84       77.5%     $118.41      $ 91.77
Homewood Suites -- Malvern, PA                86.9%      $106.82      $ 92.87       87.8%     $112.67      $ 98.92
Residence Inn -- Houston, TX                  81.3%      $107.11      $ 87.13       81.3%     $113.83      $ 92.54
Residence Inn -- Santa Fe, NM                 68.7%      $102.42      $ 70.35       81.0%     $119.64      $ 96.91
Residence Inn -- Placentia, CA                81.7%      $106.06      $ 86.66       82.2%     $112.19      $ 92.22
Homewood Suites -- Glen Allen, VA             74.0%      $ 98.89      $ 73.15       74.0%     $ 98.89      $ 73.15
Residence Inn -- Atlanta, GA (Buckhead)       74.1%      $109.87      $ 81.43       76.1%     $113.01      $ 86.00
Homewood Suites -- Beaverton, OH              79.0%      $ 89.17      $ 70.48       78.4%     $ 93.84      $ 73.57
Residence Inn -- Cincinnati, OH               78.6%      $ 90.87      $ 71.40       78.0%     $ 93.94      $ 73.27
Residence Inn -- Lombard, IL                  76.9%      $ 95.36      $ 73.35       74.5%     $106.55      $ 79.38
Residence Inn -- Jacksonville, FL             77.8%      $105.43      $ 82.06       80.5%     $109.39      $ 88.06
Homewood Suites Dallas -- Irving, TX          78.8%      $ 94.80      $ 74.69       79.4%     $100.17      $ 79.53
Residence Inn Dallas -- Irving, TX            72.1%      $106.36      $ 76.65       75.9%     $113.35      $ 86.03
Homewood Suites -- Clearwater, FL             77.7%      $103.90      $ 80.76       77.7%     $103.90      $ 80.76
Residence Inn -- Boca Raton, FL               70.6%      $102.41      $ 72.35       73.0%     $111.76      $ 81.58
Residence Inn -- Clearwater, FL               79.6%      $115.19      $ 91.70       80.9%     $123.25      $ 99.71
Residence Inn -- Birmingham, AL               72.8%      $ 94.94      $ 69.14       75.8%     $ 98.96      $ 75.01
Residence Inn -- Smyrna, GA                   75.6%      $ 88.14      $ 66.67       78.3%     $ 95.40      $ 74.70
Homewood Suites -- Addison, TX                74.6%      $ 92.03      $ 68.62       75.2%     $ 95.37      $ 71.72
Homewood Suites -- Chesterfield, MO           69.7%      $ 84.07      $ 58.57       69.7%     $ 84.07      $ 58.56
Residence Inn -- Montgomery, AL               77.9%      $ 94.58      $ 73.67       80.5%     $102.84      $ 82.78
Homewood Suites -- Atlanta, GA
  (Buckhead)                                  75.2%      $112.54      $ 84.62       76.0%     $118.93      $ 90.38
Residence Inn -- Chesterfield, MO             77.0%      $ 94.04      $ 72.40       77.0%     $ 97.37      $ 74.97
Residence Inn -- Blue Ash, OH                 73.6%      $ 95.54      $ 70.30       74.6%     $100.34      $ 74.85
Residence Inn -- Berwyn, PA                   69.2%      $127.08      $ 87.95       69.2%     $128.56      $ 88.96
Residence Inn -- Danvers, MA                  79.9%      $103.44      $ 82.66       81.5%     $107.92      $ 87.95
Homewood Suites -- Midvale, UT                75.0%      $ 90.22      $ 67.64       75.4%     $ 93.73      $ 70.67
Homewood Suites -- Plano, TX                  78.0%      $ 96.79      $ 75.49       78.0%     $ 96.79      $ 75.48
Homewood Suites -- Atlanta, GA
  (Cumberland)                                67.3%      $ 94.76      $ 63.73       72.5%     $ 97.88      $ 70.96
Residence Inn -- Memphis, TN                  67.5%      $ 95.33      $ 64.39       67.5%     $100.43      $ 67.84
Residence Inn -- Atlanta, GA (DeKalb)         66.2%      $ 87.17      $ 57.67       67.4%     $ 92.26      $ 62.18
Homewood Suites -- Norcross, GA               78.2%      $ 79.59      $ 62.25       79.9%     $ 82.50      $ 65.92
AVERAGE                                       77.0%      $109.31      $ 84.49       78.2%     $115.24      $ 90.55
------------------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       29

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                              ING HOSPITALITY POOL
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "ING Hospitality Pool Loan") is secured by a first mortgage encumbering the borrowers' fee or leasehold interests in 46 extended stay hotels. The ING Hospitality Pool Loan represents approximately 7.9% of the Cut-Off Date Pool Balance. The ING Hospitality
      Pool Loan was originated on May 23, 2007, and has a principal balance as of the Cut-Off Date of $283,850,000. The ING Hospitality Pool Loan, which is evidenced by a pari passu note, dated May 23, 2007, is a portion of a whole loan with an original principal balance of $567,700,000. The other loan related to the ING Hospitality Pool Loan is evidenced by a separate note, dated May 23, 2007 (the "ING Hospitality Pool Pari Passu Loan" and
      together with the ING Hospitality Pool Loan, the "ING Hospitality Pool
      Whole Loan"), with an original principal balance of $283,850,000. The ING
      Hospitality Pool Pari Passu Loan will not be an asset of the Trust Fund.
      The ING Hospitality Pool Loan and the ING Hospitality Pool Pari Passu Loan
      are governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement, as described in the Prospectus Supplement under "DESCRIPTION OF THE MORTGAGE
      POOL--Co-Lender Loans". The ING Hospitality Pool Loan provides for interest-only payments for the entire loan term.

      The ING Hospitality Pool Loan has a remaining term of 58 months and matures on June 11, 2012. The ING Hospitality Pool Loan may be prepaid at any time through and including December 11, 2011, with payment of the greater of yield maintenance or 1.0% of the prepaid amount and without penalty thereafter.

o     THE BORROWERS. The borrowers consist of 13 special purpose entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the ING Hospitality Pool Loan. The sponsor of the borrowers is ING Clarion Partners ("ING Clarion") through its affiliate Lion ES Hotels, LP. ING Clarion Partners is a subsidiary of
      ING Insurance Americas ("ING Insurance").

      ING Clarion Partners, founded in 1982, and its affiliates manage more than
      $45 billion is assets in the private equity, public equity and public debt sectors of the real estate markets. ING Clarion Partners has more than 600 employees located in major markets throughout the United States.

      ING Insurance Americas offers individual, business and institutional customers financial products and services in insurance, investment, asset management and internet banking. ING Group ("ING Group") , the company's parent, employs more than 112,000 employees and provides banking, insurance and asset management to more than 60 million clients in more than 60 countries. As of July 27, 2007, ING Group was rated "AA--"
      (Fitch), "Aa2" (Moody's) and "AA-" (S&P).

o     THE PROPERTIES. The Mortgaged Properties consist of 46 extended stay hotels containing, in the aggregate, approximately 5,796 rooms located throughout 18 states. Based on the trailing 12-month period ending
      December 2006, the average occupancy rate for the Mortgaged Properties securing the ING Hospitality Pool Loan was approximately 77.0%.

o     SUBSTITUTION. The borrowers may substitute properties of like kind and quality subject to certain criteria, including but not limited to (i)
      substitution with a comparable franchise flag and management, (ii) the aggregate of all substituted properties following such substitution cannot exceed 30% of the Mortgaged Property as constituted on the date of origination nor shall the aggregate allocated loan amounts for the substituted properties following any substitution exceed fifty percent
      (50%) of the original principal amount of the Mortgage Loan, (iii) the appraisal of the substitute property indicates an appraised value at least equal to or greater than the appraised value of the substituted property,
      (iv) the substitute Mortgaged Property having a debt yield equal to or greater than the substituted Mortgaged Property debt yield at origination and (v) receipt by the mortgagee of a no downgrade letter from the Rating
      Agencies.

o     RELEASE. The release of an individual Mortgaged Property will be permitted subject to satisfaction of certain tests and conditions as set forth in the related Mortgage Loan documents including (i) a prepayment premium equal to the greater of 1.0% or yield maintenance, (ii) loan repayment in the amount of the Release Premium, (iii) a debt yield of not less than
      11.5% on the remaining properties and (iv) the mortgagee's receipt of a no-downgrade confirmation from the Rating Agencies where the partial release would result in the then outstanding Mortgage Loan balance being reduced by more than 15%. The Release Premium is 100% for the first 0-35%
      of the original loan amount being pre-paid, 105% for the next 36-50% of the original loan amount being pre-paid and 110% for the final 51-100% of the original loan amount being pre-paid.

o     LOCKBOX ACCOUNT. At the mortgagee's election, but only at a time during which the Mortgaged Property is not managed by a Qualified Manager (as defined in the Mortgage Loan documents) or an event of default under the
      Mortgage Loan documents exists, all revenue from the Mortgaged Properties will be deposited into a mortgagee-designated lockbox.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       30

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                              ING HOSPITALITY POOL
--------------------------------------------------------------------------------

o     MANAGEMENT. The Mortgaged Properties secured by Residence Inn hotels are managed by Residence Inn by Marriott, LLC, an affiliate of Marriott
      International, Inc. ("Marriott International"). Established in 1971 and
      headquartered in Washington, D.C., Marriott International engages in the operation and franchising of hotels and related lodging facilities worldwide. Marriott International operates in the full service, select-service, extended stay, timeshare and synthetic fuel industry segments. As of January 3, 2007, the company operated or franchised approximately 2,800 lodging properties.

      The Mortgaged Properties secured by Homewood Suites hotels are managed by
      Promus Hotels, Inc., an affiliate of Hilton Hotels Corporation ("Hilton
      Hotels"). Established in 1946 and headquartered in Beverly Hills,
      California, Hilton Hotels engages in the ownership, management and development of hotels, resorts and timeshare properties in the United
      States and internationally. Hilton Hotels operates full service, limited service and extended stay hotels in urban, airport, resort and suburban locations. As of March 31, 2007, Hilton Hotels had approximately 2,838 hotels and approximately 483,090 rooms.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       31

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       32

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                 SAWGRASS MILLS
--------------------------------------------------------------------------------

                          [4 PHOTOS OF SAWGRASS MILLS]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       33

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                 SAWGRASS MILLS
--------------------------------------------------------------------------------

                             [MAP OF SAWGRASS MILLS]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       34

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                 SAWGRASS MILLS
--------------------------------------------------------------------------------

                             [MAP OF SAWGRASS MILLS]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       35

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                 SAWGRASS MILLS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                     Nomura
CUT-OFF DATE BALANCE(1)                                            $265,294,118
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    7.4%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR(2)                                          Sunrise Mills (MLP) Limited
                                                                   Partnership;
                                                Sawgrass Mills Phase II Limited
                                          Partnership; Sawgrass Mills Phase III
                                            Limited Partnership; Sawgrass Mills
                                            Phase IV, LLC and The Mills Limited
                                                                    Partnership
TYPE OF SECURITY                                                            Fee
PARTIAL RELEASE(3)                                                          Yes
MORTGAGE RATE                                                            5.820%
MATURITY DATE                                                      July 1, 2014
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                         84
ORIGINAL TERM / AMORTIZATION                                            84 / IO
REMAINING TERM / AMORTIZATION                                           83 / IO
LOCKBOX                                                                     Yes

UP-FRONT RESERVES               None

ONGOING ANNUAL RESERVES
 INSURANCE                      Springing

ADDITIONAL FINANCING(4)         Pari Passu Debt     $554,705,882
                                B-Note              $30,000,000

                                   PARI PASSU       WHOLE MORTGAGE
                                    NOTES(5)             LOAN
                                  ------------      --------------
CUT-OFF DATE BALANCE              $820,000,000       $850,000,000
CUT-OFF DATE BALANCE / SF             $412               $427
CUT-OFF DATE LTV                     80.0%              82.9%
MATURITY DATE LTV                    80.0%              82.9%
UW DSCR ON NCF                       1.20x              1.16x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                            Sunrise, FL
PROPERTY TYPE                                                Retail -- Anchored
SIZE (SF)(6)                                                          1,991,491
OCCUPANCY AS OF MAY 1, 2007                                               95.8%
YEAR BUILT / YEAR RENOVATED                                         1990 / 2006
APPRAISED VALUE                                                  $1,025,000,000
PROPERTY MANAGEMENT                         Simon Management Associates II, LLC
UW ECONOMIC OCCUPANCY                                                     97.9%
UW REVENUES                                                         $87,617,479
UW TOTAL EXPENSES                                                   $28,145,597
UW NET OPERATING INCOME (NOI)                                       $59,471,882
UW NET CASH FLOW (NCF)                                              $57,968,003
--------------------------------------------------------------------------------

(1)   The $850 million Sawgrass Mills loan has been split into multiple pari-passu A-Notes in the amount of $820 million, $265,294,118 of which will be included in the trust fund, and a B-Note in the amount of $30 million.

(2)   The Mills Limited Partnership has provided for a payment guaranty in the maximum principal amount of $100,000,000, which may be reduced on a quarterly basis during the term of the Sawgrass Mills loan beginning with the calendar quarter beginning July 31, 2007, under the conditions set forth in the related Mortgage Loan documents. The Mills Limited
      Partnership payment guaranty shall terminate completely upon the earlier of (i) the total Whole Mortgage Loan is paid off or satisfied in full,
      (ii) the Whole Mortgage Loan is fully defeased pursuant to the terms of the loan agreement, or (iii) the adjusted guaranty amount is $0. There can be no assurance that the guarantors will have the creditworthiness or financial ability to make any payments due under the foregoing guaranties.

(3)   The release of non-income producing portions of the Mortgaged Property is permitted (which include the portion of the property's "ring road")
      subject to certain conditions in the related Mortgage Loan documents.

(4)   The borrower is permitted to secure future mezzanine debt provided certain terms and conditions are satisfied, including but not limited to:
      (i) the aggregate DSC ratio is not less than 1.05x and (ii) the aggregate
      LTV ratio does not exceed 85%.

(5)   LTV ratios, DSC ratio and Cut-Off Balance/SF were derived from the aggregate indebtedness of, or scheduled debt service due in connection with, the pari-passu A-- Notes for the Sawgrass Mills Loan.

(6)   Total square footage for the mall is approximately 2,275,541 square feet, of which approximately 1,991,491 square feet serves as collateral for the mortgage loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       36

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                 SAWGRASS MILLS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                SAWGRASS MILLS TENANT SUMMARY
-------------------------------------------------------------------------------------------
                                                                                  % OF NET
                                             RATINGS(1)         NET RENTABLE      RENTABLE
TENANT                                   FITCH/MOODY'S/S&P        AREA (SF)         AREA
-------------------------------------------------------------------------------------------

ANCHOR TENANTS
 Super Target .........................       A+/A1/A+             152,560
 Wannado ..............................       NR/NR/NR             113,567          5.7%
 Burlington Coat Factory ..............      CCC+/B3/B             111,324          5.6
 JC Penney ............................    BBB/Baa3/BBB-           104,506          5.2
 Regal Theatre ........................      B-/B2/BB-              89,591          4.5
 Bed, Bath & Beyond ...................      NR/NR/BBB              79,409          4.0
 BrandsMart ...........................       NR/NR/NR              77,527          3.9
 Marshalls ............................       NR/A3/A               77,340          3.9
 Outlet Marketplace ...................       NR/NR/NR              75,446
                                                                 ---------        -----
TOTAL ANCHOR TENANTS ..................                            881,270         32.8%(2)

MAJOR TENANTS
 American Signature Furniture .........       NR/NR/NR              53,768
 The Sports Authority .................       NR/NR/B               47,662          2.4%
 Saks .................................       B+/B3/B+              45,633          2.3
 Neiman Marcus ........................       B-/B2/B+              44,216          2.2
 T.J. Maxx ............................       NR/A3/A               37,948          1.9
 Gap Outlet, Store ....................     BB+/Ba1/BB+             28,152          1.4
 Nordstrom Rack .......................      A-/Baa1/A              26,976          1.4
 Nike Factory Store ...................       NR/A2/A+              25,110          1.3
 Bealls Outlet Stores, Inc. ...........       NR/NR/NR              22,656          1.1
 RonJon Surf Shop .....................       NR/NR/NR              22,539          1.1
                                                                 ---------        -----
 TOTAL MAJOR TENANTS ..................                            354,660         15.1%(2)

NON-MAJOR TENANTS .....................                            953,038         47.9
                                                                 ---------        -----

OCCUPIED TOTAL ........................                          1,907,194(2)      95.8%

VACANT SPACE ..........................                             84,297          4.2
                                                                 ---------        -----

COLLATERAL PROPERTY TOTAL .............                          1,991,491        100.0%
                                                                 =========        =====

TOTAL CENTER GLA ......................                          2,275,541(3)
                                                                 =========
-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                                  % OF TOTAL
                                                 BASE RENT                        ANNUAL BASE      LEASE
TENANT                                              PSF       ANNUAL BASE RENT       RENT       EXPIRATION
------------------------------------------------------------------------------------------------------------

ANCHOR TENANTS
 Super Target .........................   ANCHOR OWNED -- NOT PART OF COLLATERAL
 Wannado ..............................           $15.80       $ 1,794,359            4.1%       May 2024
 Burlington Coat Factory ..............           $ 6.00           667,944            1.5      December 2008
 JC Penney ............................           $ 5.84           610,573            1.4        June 2009
 Regal Theatre ........................           $15.47         1,385,973            3.1        May 2009
 Bed, Bath & Beyond ...................           $ 7.75           615,420            1.4      February 2009
 BrandsMart ...........................           $ 5.87           455,436            1.0      October 2010
 Marshalls ............................           $ 9.27           716,588            1.6      January 2011
 Outlet Marketplace ...................   ANCHOR OWNED -- NOT PART OF COLLATERAL
                                                                                    -----
TOTAL ANCHOR TENANTS ..................           $ 7.09       $ 6,246,292           14.2%

MAJOR TENANTS
 American Signature Furniture .........   TENANT OWNED -- NOT PART OF COLLATERAL
 The Sports Authority .................           $12.75       $   607,691            1.4%     November 2010
 Saks .................................           $11.08           505,756            1.1       March 2009
 Neiman Marcus ........................           $13.25           585,862            1.3      January 2016
 T.J. Maxx ............................           $ 9.59           363,980            0.8      January 2010
 Gap Outlet, Store ....................           $19.00           534,888            1.2        June 2008
 Nordstrom Rack .......................           $14.00           377,664            0.9       August 2013
 Nike Factory Store ...................           $24.50           615,195            1.4        May 2011
 Bealls Outlet Stores, Inc. ...........           $ 8.50           192,576            0.4      December 2059
 RonJon Surf Shop .....................           $22.55           508,254            1.2      December 2008
                                                               -----------          -----
 TOTAL MAJOR TENANTS ..................           $12.10       $ 4,291,866            9.7%

NON-MAJOR TENANTS .....................           $35.23        33,577,779           76.1
                                                               -----------          -----

OCCUPIED TOTAL ........................           $23.13       $44,115,937          100.0%
                                                               ===========          =====

VACANT SPACE ..........................

COLLATERAL PROPERTY TOTAL .............

TOTAL CENTER GLA ......................
------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

(2)   Does not include tenants whose space is not part of the collateral.

(3)   Includes approximately 2,276 square feet not included in Super Target.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       37

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                 SAWGRASS MILLS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                               SAWGRASS MILLS LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------------
                           WA BASE                               CUMULATIVE     % OF        CUMULATIVE
             # OF LEASES   RENT/SF   TOTAL SF    % OF TOTAL SF    % OF SF     BASE RENT     % OF BASE
    YEAR       EXPIRING    EXPIRING  EXPIRING      EXPIRING*     EXPIRING*    EXPIRING*   RENT EXPIRING*
--------------------------------------------------------------------------------------------------------

    2007          22        $39.36     59,430         3.0%           3.0%        5.3%           5.3%
    2008          29        $19.38    252,184        12.7%          15.6%       11.1%          16.4%
    2009          33        $16.46    416,540        20.9%          36.6%       15.5%          31.9%
    2010          36        $18.59    313,240        15.7%          52.3%       13.2%          45.1%
    2011          43        $25.78    226,301        11.4%          63.7%       13.2%          58.4%
    2012          23        $36.22     69,529         3.5%          67.1%        5.7%          64.1%
    2013          21        $28.65    109,860         5.5%          72.7%        7.1%          71.2%
    2014          16        $40.94     36,421         1.8%          74.5%        3.4%          74.6%
    2015           8        $35.48     33,353         1.7%          76.2%        2.7%          77.3%
    2016          35        $26.65    153,540         7.7%          83.9%        9.3%          86.5%
    2017          16        $42.42     52,732         2.6%          86.5%        5.1%          91.6%
 Thereafter       15        $20.12    184,064         9.2%          95.8%        8.4%         100.0%
   Vacant          0            NA     84,297         4.2%         100.0%        0.0%         100.0%
--------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       38

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                 SAWGRASS MILLS
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Sawgrass Mills Loan") is secured by a first mortgage encumbering an anchored retail property located in Sunrise,
      Florida. The Sawgrass Mills Loan represents approximately 7.4% of the
      Cut-Off Date Pool Balance. The Sawgrass Mills Loan was originated on June
      11, 2007 and has a principal balance as of the Cut-Off Date of
      $265,294,118. The Sawgrass Mills Loan, which is evidenced by a pari passu note, dated June 11, 2007, is a portion of a whole loan with an original principal balance of $850,000,000. The other loans related to the Sawgrass
      Mills Loan are evidenced by separate notes, each dated June 11, 2007 (the
      "Sawgrass Mills Pari Passu Companion Loans" and the "Sawgrass Mills
      Subordinate Companion Loan" and together with the Sawgrass Mills Loan, the
      "Sawgrass Mills Whole Loan"), with original aggregate principal balances of $554,705,882 and $30,000,000, respectively. The Sawgrass Mills Pari
      Passu Companion Loans and the Sawgrass Mills Subordinate Companion Loan
      will not be assets of the Trust Fund. The Sawgrass Mills Loan, Sawgrass
      Mills Pari Passu Companion Loans and the Sawgrass Mills Subordinate
      Companion Loan are governed by a co-lender arrangement and will be serviced pursuant to the terms of the pooling and servicing agreement relating to the J.P. Morgan Chase Commercial Mortgage Securities
      Corporation, Commercial Mortgage Pass-Through Certificates, Series
      2007-LDP 12 transaction, as described in the Prospectus Supplement under
      "DESCRIPTION OF THE MORTGAGE POOL -- Co-Lender Loans". The Sawgrass Mills
      Loan provides for interest-only payments for the entire loan term.

      The Sawgrass Mills Loan has a remaining term of 83 months and matures on
      July 1, 2014. The Sawgrass Mills Loan may be prepaid on or after January
      1, 2014, and permits defeasance with United States government obligations beginning 2 years after the Closing Date.

o     THE BORROWERS. The borrowers are Sunrise Mills (MLP) Limited Partnership,
      Sawgrass Mills Phase II Limited Partnership, and Sawgrass Mills Phase III
      Limited Partnership, all of which are special purpose entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Sawgrass Mills Loan. The principal of the borrowers is SPG -- FCM Ventures ("SPG - FCM"), which is a joint venture of Simon Property Group, Inc. ("Simon") and Farallon Capital
      Management ("Farallon"). SPG -- FCM successfully completed a tender offer to acquire all of the outstanding common stock of The Mills Corporation.
      As of the end of March 31, 2007, SPG-FCM owned approximately 75.38% of the outstanding common stock of The Mills Corporation. Simon is a self-administered and self-managed Real Estate Investment Trust (REIT)
      which, together with its affiliated management company, currently owns or has an interest in 285 properties in the United States, which consist of
      171 regional malls, 68 community/lifestyle centers, 36 Premium Outlet centers and 10 other shopping centers or outlet centers in 38 states and
      Puerto Rico. Simon also owns interests in four parcels of land held in the
      United States for future development. Internationally, Simon has ownership interests in 53 European shopping centers (France, Italy and Poland); five
      Premium Outlet centers in Japan; and one Premium Outlet center in Mexico.
      Simon has also begun construction on a Premium Outlet center in South
      Korea and, through a joint venture arrangement, Simon has ownership interests in four shopping centers under construction in China. As a result of The Mills Corporation acquisition, Simon now holds an interest in an additional 38 properties located throughout the United States, including 18 regional malls, 3 community/lifestyle centers, and 17 other retail properties. Simon Property Group, Inc. has a current rating of
      A-/A- (S&P/Fitch). Farallon is a global investment management company based in San Francisco that manages discretionary equity capital of more than $26 billion, largely from institutional investors such as university endowments, foundations, and pension plans. Farallon invests in public and private debt and equity securities and makes direct investments in private companies and real estate. Farallon invests in real estate across most asset classes around the world, including in the United States, Europe,
      Latin America and India.

o     THE PROPERTY. The Mortgaged Property is an approximately 1,991,491 square foot, 1-story anchored retail property, situated on approximately 440.0 acres. The Mortgaged Property was constructed in 1990 and most recently renovated in 2006. The Mortgaged Property is located in Sunrise, Florida.
      As of May 1, 2007, the occupancy rate for the Mortgaged Property securing the Sawgrass Mills Loan was approximately 95.8%.

      The largest tenant is Wannado, currently occupying approximately 113,567 square feet, or approximately 5.7% of the net rentable area. Aimed at children ages 3-13 years old, Wannado City recreates all the sites of a major city from the point of view of children, with many real-play venues and hundreds of career possibilities. The Wannado lease expires in May
      2024. The second largest tenant is Burlington Coat Factory, currently occupying approximately 111,324 square feet, or approximately 5.6% of the net rentable area. Burlington Coat Factory is a national department store retail chain which offers current, high quality, designer merchandise at discounted prices. Burlington Coat Factory stores feature coats, apparel, shoes, and

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       39

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                 SAWGRASS MILLS
--------------------------------------------------------------------------------

      accessories for family, baby clothes, furniture, toys, home decor items, and gifts. As of July 26, 2007, Burlington Coat Factory was rated "CCC+"
      (Fitch), "B3" (Moody's) and "B" (S&P). The Burlington Coat Factory lease expires in December 2008. The third largest tenant is JC Penney, occupying approximately 104,506 square feet or approximately 5.2% of the net rentable area. JC Penney Corporation, Inc., the wholly-owned operating subsidiary of JC Penney Company, Inc., is one of America's largest department store, catalog, and e-commerce retailers, employing approximately 15,100 people. The Company has a chain of about 1,035 JC
      Penney department stores in the US & Puerto Rico. As of July 26, 2007, JC
      Penney was rated "BBB" (Fitch), "Baa3" (Moody's) and "BBB--" (S&P). The JC
      Penney lease expires in June 2009.

o     MEZZANINE DEBT. The Borrower is permitted to incur future mezzanine indebtedness subject to certain conditions, but not limited to: (i) no event of default, (ii) combined LTV ratio of not more than 85%, (iii)
      combined DSCR of 1.05x or more and (iv) intercreditor agreement.

o     RELEASES. The related Mortgage Loan documents provide for the borrower's ability to get a release from the lien of the mortgage non-income producing portions of the property, subject but not limited to (i) no material adverse effect on value or operation, (ii) compliance with law, including, zoning, (iii) delivery of a REMIC opinion, and (iv) no breach of major leases or reciprocal easement agreements.

o     LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a lockbox account in the name of the borrowers and Sawgrass
      Mills Phase IV, L.L.C. for the sole and exclusive benefit of the mortgagee and its respective successors and assigns as secured parties.

o     MANAGEMENT. Simon Management Associates II, LLC, an affiliate of the borrowers, is the property manager for the Mortgaged Property securing the
      Sawgrass Mills Loan. Simon Management Associates II, LLC is an affiliated entity of Simon Property Group, Inc. ("Simon"). Simon, headquartered in
      Indianapolis, Indiana, is a self-administered and self-managed real estate investment trust. Through subsidiary partnerships, it is engaged primarily in the ownership, development, management, leasing, acquisition and expansion of income-producing, market dominant retail properties, primarily regional malls, Premium Outlet centers and community shopping centers.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       40

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 6
--------------------------------------------------------------------------------

                    [5 PHOTOS OF ASHFORD HOSPITALITY POOL 6]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       41

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 6
--------------------------------------------------------------------------------

                       [MAP OF ASHFORD HOSPITALITY POOL 6]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       42

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                               $260,980,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    7.2%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                         Ashford Hospitality Trust, Inc.
TYPE OF SECURITY                                                        Various
PARTIAL RELEASE*                                                            Yes
MORTGAGE RATE                                                            5.952%
MATURITY DATE                                                    April 11, 2017
AMORTIZATION TYPE                                                       Balloon
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                          120 / 360
REMAINING TERM / AMORTIZATION                                         116 / 360
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
  TAX                                             Yes
  ENGINEERING                                $625,625

ONGOING ANNUAL RESERVES
  TAX                                             Yes
  FF&E                  4.0% prior year gross revenue

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                               $260,980,000
CUT-OFF DATE BALANCE/ROOM                                              $247,374
CUT-OFF DATE LTV                                                          78.5%
MATURITY DATE LTV                                                         73.4%
UW DSCR ON NCF                                                            1.43x
--------------------------------------------------------------------------------

*     The Ashford Hospitality Pool 6 Loan allows for partial release subject to certain conditions including, but not limited to: (i) defeasance of the related Mortgage Loan in an amount equal to the then outstanding allocated loan amount, (ii) maintenance of certain financial covenants with respect to the remaining Mortgage Loans, and (iii) certain other conditions as specified in the related Mortgage Loan documents.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                3
LOCATION                                                                Various
PROPERTY TYPE                                       Hospitality -- Full Service
SIZE (ROOMS)                                                              1,055
OCCUPANCY AS OF TTM JUNE 15, 2007                                         69.4%
YEAR BUILT / YEAR RENOVATED                                             Various
APPRAISED VALUE                                                    $332,600,000
PROPERTY MANAGEMENT                                                     Various
UW ECONOMIC OCCUPANCY                                                     74.4%
UW REVENUES                                                         $78,735,669
UW TOTAL EXPENSES                                                   $49,467,479
UW NET OPERATING INCOME (NOI)                                       $29,268,190
UW NET CASH FLOW (NCF)                                              $26,647,419
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       43

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 6
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                 ASHFORD HOSPITALITY POOL 6 SUMMARY
-----------------------------------------------------------------------------------------------------
                                                                                     YEAR
                                      ALLOCATED                                     BUILT/
                                    CUT-OFF DATE   RELEASE PRICE      SPECIFIC       YEAR
PROPERTY NAME                          BALANCE       PERCENTAGE    PROPERTY TYPE   RENOVATED   ROOMS
-----------------------------------------------------------------------------------------------------

Marriott -- Seattle, WA ..........  $135,710,500        115%       Full Service    2003 / NA     358
Marriott -- Plano, TX ............    79,574,500        125%       Full Service   2001 / 2003    404
Renaissance -- Tampa, FL .........    45,695,000        115%       Full Service    2004 / NA     293
                                    ------------                                               -----
TOTAL/WEIGHTED AVERAGE ...........  $260,980,000                                               1,055
                                    ============                                               =====
-----------------------------------------------------------------------------------------------------

                                                                                    ESTIMATED 2006
                                                                       ------------------------------------------
                                    ALLOCATED
                                     CUT-OFF
                                      DATE     APPRAISED   APPRAISAL
                                     BALANCE   VALUE PER   VALUATION    OCCUPANCY         ADR           REVPAR
PROPERTY NAME                       PER ROOM     ROOM        DATE      PENETRATION*   PENETRATION*   PENETRATION*
-----------------------------------------------------------------------------------------------------------------

Marriott -- Seattle, WA ..........  $379,080   $461,732     3/1/2007      102.7%         112.9%         115.4%
Marriott -- Plano, TX ............  $196,967   $240,099    2/26/2007      100.5%          97.7%          98.2%
Renaissance -- Tampa, FL .........  $155,956   $239,932    2/16/2007       97.7%         120.2%         118.7%
TOTAL/WEIGHTED AVERAGE ...........  $247,374   $315,261                   100.5%         109.1%         109.7%
-----------------------------------------------------------------------------------------------------------------

*     The above information is based on appraisals from HVS International.

----------------------------------------------------------------------------------------------------------
                         ASHFORD HOSPITALITY POOL 6 FINANCIAL PERFORMANCE SUMMARY
----------------------------------------------------------------------------------------------------------
                                                  2005                                 2006
                                    ---------------------------------   ----------------------------------
PROPERTY NAME                       OCCUPANCY     ADR        REV PAR     OCCUPANCY      ADR        REV PAR
----------------------------------------------------------------------------------------------------------

Marriott -- Plano, TX ...........     74.8%     $125.06      $ 93.54       75.8%      $142.98      $108.33
Marriott -- Seattle, WA .........     72.7%     $185.89      $135.14       74.4%      $215.43      $160.29
Renaissance -- Tampa, FL ........     76.2%     $142.99      $108.96       75.3%      $168.86      $127.21
AVERAGE .........................     74.6%     $151.31      $112.55       75.2%      $175.76      $131.94
----------------------------------------------------------------------------------------------------------

                                               TTM 6/15/07                          UNDERWRITTEN
                                  -----------------------------------  -----------------------------------
PROPERTY NAME                      OCCUPANCY      ADR        REV PAR    OCCUPANCY       ADR        REV PAR
----------------------------------------------------------------------------------------------------------

Marriott -- Plano, TX ...........     74.3%     $150.21      $111.65      74.8%       $159.62      $119.43
Marriott -- Seattle, WA .........     72.2%     $220.42      $159.25      73.4%       $224.40      $164.75
Renaissance -- Tampa, FL ........     72.1%     $178.35      $128.53      74.9%       $185.92      $139.35
AVERAGE .........................     72.9%     $182.99      $133.14      74.4%       $189.98      $141.18
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                          COMPETITIVE SUMMARY -- MARRIOTT -- PLANO, TX
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  ESTIMATED 2006*
                                                   -----------------------------------------------------------------------------
                                       NUMBER OF                                          OCCUPANCY        ADR         REVPAR
PROPERTY                                 ROOMS     OCCUPANCY       ADR        REVPAR     PENETRATION   PENETRATION   PENETRATION
--------------------------------------------------------------------------------------------------------------------------------

Marriott -- Plano, TX (subject) .....      404       74.6%      $ 145.17     $ 108.33      100.5%         97.7%         98.2%
Westin Stonebriar Resort ............      301       75.0%      $ 168.00     $ 126.00      101.1%        113.1%        114.2%
Embassy Suites ......................      330       73.0%      $ 135.00     $  98.55       98.4%         90.9%         89.3%
                                         -----
TOTAL/WEIGHTED AVERAGE ..............    1,035       74.2%      $ 148.57     $ 110.35      100.0%        100.0%        100.0%
                                         =====
--------------------------------------------------------------------------------------------------------------------------------

*     The above information is based on the appraisal from HVS International dated March 30, 2007.

--------------------------------------------------------------------------------------------------------------------------------
                                         COMPETITIVE SUMMARY -- MARRIOTT -- SEATTLE, WA
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  ESTIMATED 2006*
                                                   -----------------------------------------------------------------------------
                                       NUMBER OF                                          OCCUPANCY        ADR         REVPAR
PROPERTY                                 ROOMS     OCCUPANCY       ADR        REVPAR     PENETRATION   PENETRATION   PENETRATION
------------------------------------------------------------------------------------------------------------------------------

Marriott -- Seattle, WA (subject) ...      358       74.4%      $ 215.43     $ 160.29      102.7%        112.8%        115.4%
Edgewater Hotel .....................      223       71.0%      $ 215.00     $ 152.65       98.0%        112.6%        109.9%
Hilton Seattle Hotel ................      237       74.0%      $ 171.00     $ 126.54      102.1%         89.6%         91.1%
Grand Hyatt Seattle Hotel ...........      425       79.0%      $ 203.00     $ 160.37      109.0%        106.3%        115.5%
W Hotel Seattle .....................      426       70.0%      $ 215.00     $ 150.50       96.6%        112.6%        108.4%
Renaissance Madison Hotel Seattle ...      553       68.0%      $ 146.00     $  99.28       93.8%         76.5%         71.5%
                                         -----
TOTAL/WEIGHTED AVERAGE ..............    2,222       72.5%      $ 190.91     $ 138.88      100.0%        100.0%        100.0%
                                         =====
------------------------------------------------------------------------------------------------------------------------------

*     The above information is based on the appraisal from HVS International dated March 28, 2007.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       44

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                     COMPETITIVE SUMMARY -- RENAISSANCE -- TAMPA, FL
--------------------------------------------------------------------------------------------------------------------------
                                                                              ESTIMATED 2006*
                                                  ------------------------------------------------------------------------
                                       NUMBER OF                                    OCCUPANCY        ADR         REVPAR
PROPERTY                                 ROOMS    OCCUPANCY    ADR       REVPAR    PENETRATION   PENETRATION   PENETRATION
--------------------------------------------------------------------------------------------------------------------------

Renaissance -- Tampa, FL (subject) ..      293      75.3%    $168.86     $127.21      97.7%         120.2%       118.7%
Hilton Westshore ....................      238      83.0%    $124.00     $102.92     107.7%          88.3%        96.0%
Wyndham .............................      322      82.0%    $105.00     $ 86.10     106.4%          74.7%        80.3%
Sheraton Suites .....................      259      76.0%    $105.00     $ 79.80      98.7%          74.7%        74.5%
Grand Hyatt .........................      445      72.0%    $177.00     $127.44      93.5%         126.0%       118.9%
                                         -----                           $107.17     100.0%         100.0%       100.0%
TOTAL/WEIGHTED AVERAGE ..............    1,557      77.0%    $140.50
                                         =====
--------------------------------------------------------------------------------------------------------------------------

*     The above information is based on the appraisal from HVS International dated March 23, 2007.

      -----------------------------------------------------------------
                FACILITY SUMMARY -- MARRIOTT -- SEATTLE, WA
      -----------------------------------------------------------------
      GUEST ROOMS                                                NUMBER
      -----------------------------------------------------------------
      King ...............................................          190
      Double/Double ......................................          155
      Junior Suites ......................................           10
      Hospitality Suites .................................            2
      Presidential Suites ................................            1
                                                                 ------
        TOTAL ............................................          358
                                                                 ======

      FOOD AND BEVERAGE                                         SEATING
      -----------------------------------------------------------------
      Fish Club Restaurant & Bar by Todd English .........          178
      Lobby Piano Bar ....................................           50
      Trolley Cafe & Gift Shop ...........................           16
                                                                 ------
        TOTAL ............................................          244
                                                                 ======

      MEETING AND BANQUET SPACE                             SQUARE FEET
      -----------------------------------------------------------------
      Grand Pacific Ballroom .............................        7,937
      Harbor Room ........................................          994
      Seaport Room .......................................          994
      Executive Boardroom ................................          686
      Maritime Room ......................................          354
                                                                 ------
        TOTAL ............................................       10,965
                                                                 ======

      AMENITIES
      -----------------------------------------------------------------
      Indoor/Outdoor Swimming Pool
      Indoor Whirlpool
      Gift Shop
      Business Center
      Fitness Room
      Guest Laundry
      Valet Parking
      -----------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       45

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 6
--------------------------------------------------------------------------------

-----------------------------------------------------------------
            FACILITY SUMMARY -- MARRIOTT -- PLANO, TX
-----------------------------------------------------------------
GUEST ROOMS                                                NUMBER
-----------------------------------------------------------------
King ...............................................          219
Queen/Queen ........................................          136
One Bedroom Suites .................................           42
Conference Suites ..................................            3
Presidential Suites ................................            4
                                                           ------
  TOTAL ............................................          404
                                                           ======

FOOD AND BEVERAGE                                         SEATING
-----------------------------------------------------------------
Chaddicks ..........................................           60
Copper Bottom ......................................          120
                                                           ------
  TOTAL ............................................          180
                                                           ======

MEETING AND BANQUET SPACE                             SQUARE FEET
-----------------------------------------------------------------
Brazos .............................................          368
Colorado Amphitheater ..............................        1,880
Colorado Foyer .....................................          624
Pecos ..............................................          920
Red River ..........................................          575
Rio Grade A ........................................          520
Rio Grade B ........................................          520
Sabine A ...........................................          520
Sabine B ...........................................          520
San Antonio ........................................          500
San Jacinto ........................................        1,880
Comal ..............................................          380
Guadalupe ..........................................          900
Suite 300 ..........................................          360
Suite 400 ..........................................          360
Suite 500 ..........................................          360
Trinity I ..........................................        5,330
Trinity II .........................................        4,264
Trinity III ........................................        2,132
Trinity IV .........................................        2,132
Trinity Foyer ......................................        6,642
                                                           ------
  TOTAL ............................................       31,687
                                                           ======

AMENITIES
-----------------------------------------------------------------
Outdoor Swimming Pool
Outdoor Hot Tub
Exercise Room
Gift Shop
Business Center
-----------------------------------------------------------------

-----------------------------------------------------------------
          FACILITY SUMMARY -- RENAISSANCE -- TAMPA, FL
-----------------------------------------------------------------
GUEST ROOMS                                                NUMBER
-----------------------------------------------------------------
King ...............................................          173
Queen/Queen ........................................          114
One-Bedroom Suites .................................            3
Hospitality Suites .................................            2
Presidential Suites ................................            1
                                                           ------
  TOTAL ............................................          293
                                                           ======

FOOD AND BEVERAGE                                         SEATING
-----------------------------------------------------------------
Pelagia ............................................           80
Pelagia Bar ........................................           30
Gabriella's ........................................           41
                                                           ------
  TOTAL ............................................          151
                                                           ======

MEETING AND BANQUET SPACE                             SQUARE FEET
-----------------------------------------------------------------
Costa del Sol Ballroom (8 sections) ................        7,883
Livorno ............................................          614
Marbella ...........................................          614
Genoa ..............................................        1,315
Kalamata ...........................................        1,310
Sergio Boardroom ...................................          458
                                                           ------
  TOTAL ............................................       12,194
                                                           ======

AMENITIES
-----------------------------------------------------------------
Outdoor Swimming Pool
Outdoor Hot Tub
Business Center
Exercise Room
Gift Shop
-----------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       46

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            FINANCIAL PERFORMANCE SUMMARY -- MARRIOTT -- SEATTLE, WA
--------------------------------------------------------------------------------
PERIOD                                   OCCUPANCY        ADR         REVPAR
--------------------------------------------------------------------------------
2005 ...............................       72.7%        $185.89       $135.14
2006 ...............................       74.4%        $215.43       $160.29
T 12 Through June 15, 2007 .........       72.2%        $220.42       $159.25
UW .................................       73.4%        $224.40       $164.75
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             FINANCIAL PERFORMANCE SUMMARY -- MARRIOTT -- PLANO, TX
--------------------------------------------------------------------------------
PERIOD                                   OCCUPANCY        ADR         REVPAR
--------------------------------------------------------------------------------
2005 ...............................       74.8%        $125.06       $ 93.54
2006 ...............................       75.8%        $142.98       $108.33
T 12 Through June 15, 2007 .........       74.3%        $150.21       $111.65
UW . . . . .........................       74.8%        $159.62       $119.43
--------------------------------------------------------------------------------

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            FINANCIAL PERFORMANCE SUMMARY -- RENAISSANCE -- TAMPA, FL
--------------------------------------------------------------------------------
PERIOD                                   OCCUPANCY        ADR         REVPAR
--------------------------------------------------------------------------------
2005 ...............................       76.2%        $142.99       $108.96
2006 ...............................       75.3%        $168.86       $127.21
T 12 Through June 15, 2007 .........       72.1%        $178.35       $128.53
UW .................................       74.9%        $185.92       $139.35
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       47

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 6
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Ashford Hospitality Pool 6 Loan") is
      secured by a first mortgage encumbering the borrowers' fee or leasehold interests in three full service hotels located in Florida, Texas and
      Washington. The Ashford Hospitality Pool 6 Loan represents approximately
      7.2% of the Cut-Off Date Pool Balance. The Ashford Hospitality Pool 6 Loan
      was originated on April 11, 2007, and has a principal balance as of the
      Cut-Off Date of $260,980,000. The Ashford Hospitality Pool 6 Loan provides for interest-only payments for the first 60 months of its term, and, thereafter, fixed monthly payments of principal and interest.

      The Ashford Hospitality Pool 6 Loan has a remaining term of 116 months and matures on April 11, 2017. The Ashford Hospitality Pool 6 Loan may be
      prepaid on or after March 11, 2017, and permits defeasance with United
      States government obligations beginning 2 years after the Closing Date.

o     THE BORROWERS. The borrowers are Ashford Plano-M LP, Ashford Seattle
      Waterfront LP and Ashford Tampa International Hotel, LP, all special purpose entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the
      Ashford Hospitality Pool 6 Loan. The sponsor of the borrowers is Ashford
      Hospitality Trust, Inc. ("AHT"). AHT, founded in 1968, is a self-administered real estate investment trust listed on the New York
      Stock Exchange that invests in the hospitality industry. AHT's management team has experience in sourcing, underwriting, operating, repositioning, developing, selling and financing a wide variety of lodging investments.
      As of December 31, 2006, AHT owned approximately 81 hotel properties in 26 states with approximately 15,492 rooms and an office building. The portfolio also includes 24 full-service, upscale hotels containing approximately 8,069 rooms, as well as 27 premium select-service hotels consisting of approximately 5,571 rooms in 31 markets throughout 18 states, the District of Columbia, and Canada.

o     THE PROPERTIES. The Marriott -- Plano, TX Mortgaged Property, constructed in 2001 and renovated in 2003, is a 6-story full service hotel containing approximately 404 rooms situated on approximately 4.2 acres. The Mortgaged
      Property is located in Plano, Texas. The Mortgaged Property features a restaurant, a bar and lounge, approximately 31,687 square feet of meeting space, an exercise room, a swimming pool and whirlpool and a business center. As of the trailing 12-month period ending June 15, 2007, the occupancy rate for the Marriott -- Plano, TX Mortgaged Property was approximately 73.2%.

      The Marriott -- Seattle, WA Mortgaged Property, constructed in 2003, is an
      8-story full service hotel containing approximately 358 rooms situated on approximately 1.5 acres. The Mortgaged Property is located on Elliott Bay
      (Puget Sound) in downtown Seattle, Washington. The Mortgaged Property features several restaurants, lounge, approximately 10,965 square feet of meeting space, an exercise room, outdoor and outdoor swimming pool and whirlpool and a business center. As of the trailing 12-month period ending
      June 15, 2007, the occupancy rate for the Marriott -- Seattle, WA
      Mortgaged Property was approximately 68.1%.

      The Renaissance Tampa -- FL Mortgaged Property, constructed in 2004, is an
      8-story full service hotel containing approximately 293 rooms situated on approximately 1.8 acres. The Mortgaged Property is located at
      International Plaza in the Westshore area of Tampa, Florida. The Mortgaged
      Property features a restaurant and lounge, approximately 12,194 square feet of meeting space, a fitness center, outdoor swimming pool and whirlpool, a business center and a gift shop. As of the trailing 12-month period ending June 15, 2007, the occupancy rate for the Renaissance --
      Tampa, FL Mortgaged Property was approximately 65.7%.

o     LOCKBOX ACCOUNT. All revenue from the Mortgaged Properties will be deposited into a mortgagor-designated lockbox.

o     RELEASES. The release of an individual Mortgaged Property will be permitted subject to the satisfaction of certain conditions as set forth in the related Mortgage Loan documents including, but not limited to, payment of an amount equal to the greater of (a) the amount which is necessary to defease a portion of the loan amount equal to the applicable
      Release Price Percentage, multiplied by the allocated loan amount with respect to the cross-collateralized property being released and (b) an amount needed in order to achieve the applicable required Debt Yield (as defined in the related Mortgage Loan documents).

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       48

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                           ASHFORD HOSPITALITY POOL 6
--------------------------------------------------------------------------------

o     MANAGEMENT. Marriott International, Inc. is the sponsor of Marriott --
      Seattle, WA Mortgaged Property. Marriott Hotel Services, Inc., an
      affiliate of Marriott International, Inc., is the property manager for the
      Marriott -- Plano, TX Mortgaged Property and Marriott -- Seattle, WA
      Mortgaged Property, both of which secure the Ashford Hospitality Pool 6
      Loan. Established in 1971 and headquartered in Washington, D.C., Marriott
      International, Inc. engages in the operation and franchising of hotels and related lodging facilities worldwide. It operates in Full Service Lodging,
      Select Service Lodging, Extended Stay Lodging, Timeshare, and Synthetic
      Fuel segments. As of January 3, 2007, the company operated or franchised approximately 2,800 lodging properties. The Renaissance -- Tampa, FL
      Mortgaged Property is managed by Renaissance Hotel Management Company, LLC and also secures the Ashford Hospitality Pool 6 Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       49

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       50

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                INDEPENDENCE MALL
--------------------------------------------------------------------------------

                         [4 PHOTOS OF INDEPENDENCE MALL]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       51

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                INDEPENDENCE MALL
--------------------------------------------------------------------------------

                           [MAP OF INDEPENDENCE MALL]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       52

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                               INDEPENDENCE MALL
--------------------------------------------------------------------------------

                           [MAP OF INDEPENDENCE MALL]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       53

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                INDEPENDENCE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                     Nomura
CUT-OFF DATE BALANCE                                               $200,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    5.6%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                              Simon Property Group, L.P.
TYPE OF SECURITY                                                            Fee
PARTIAL RELEASE                                                             Yes
MORTGAGE RATE                                                            5.943%
MATURITY DATE                                                     July 10, 2017
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          119 / IO
LOCKBOX                                                                     Yes

UP-FRONT RESERVES                                None

ONGOING ANNUAL RESERVES
  INSURANCE                                 Springing

ADDITIONAL FINANCING*                                                      None

CUT-OFF DATE BALANCE                                               $200,000,000
CUT-OFF DATE BALANCE/SF                                                    $503
CUT-OFF DATE LTV                                                          80.0%
MATURITY DATE LTV                                                         80.0%
UW DSCR ON NCF                                                            1.22x
--------------------------------------------------------------------------------

*     Future mezzanine debt is permitted subject to: (i) combined LTV ratio shall not exceed 80.0%, (ii) aggregate DSC ratio shall not be less than
      1.05x, (iii) an intercreditor agreement acceptable to the mortgagee, and
      (iv) other conditions as specified in the related Mortgage Loan documents.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                       Independence, MO
PROPERTY TYPE                                                 Retail - Anchored
SIZE (SF)                                                               398,009
OCCUPANCY AS OF MAY 30, 2007                                              98.5%
YEAR BUILT / YEAR RENOVATED                                         1974 / 1988
APPRAISED VALUE                                                    $250,000,000
PROPERTY MANAGEMENT                            Simon Management Associates, LLC
UW ECONOMIC OCCUPANCY                                                     95.9%
UW REVENUES                                                         $21,710,304
UW TOTAL EXPENSES                                                    $6,425,163
UW NET OPERATING INCOME (NOI)                                       $15,285,141
UW NET CASH FLOW (NCF)                                              $14,733,972
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       54

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                INDEPENDENCE MALL
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                TENANT SUMMARY
------------------------------------------------------------------------------
                                                             NET      % OF NET
                                          RATINGS(1)      RENTABLE    RENTABLE
TENANT                                 FITCH/MOODY'S/S&P  AREA (SF)     AREA
------------------------------------------------------------------------------

ANCHOR TENANTS
 Macy's(2) ........................      BBB/Baa2/BBB       188,802      7.7%
 Dillard's ........................          BB/B1/BB       174,500
 Sears(3) .........................        BB/Ba1/BB+       166,783      7.0
 Circuit City .....................          NR/NR/NR       134,714
 Independence Plaza ...............          NR/NR/NR        31,464
                                                          ---------    -----
 TOTAL ANCHOR TENANTS .............                         696,263     14.7%

MAJOR TENANTS
 Old Navy .........................       BB+/Ba1/BB+        17,800      4.5%
 Victoria's Secret ................          NR/NR/NR        11,029      2.8
 Abercrombie & Fitch ..............          NR/NR/NR         9,500      2.4
 New York & Co. ...................          NR/NR/NR         9,350      2.3
 The Gap ..........................       BB+/Ba1/BB+         9,139      2.3
                                                          ---------    -----
 TOTAL MAJOR TENANTS ..............                          56,818     14.3%

NON-MAJOR TENANTS .................                         276,628     69.5
                                                          ---------    -----

OCCUPIED TOTAL ....................                         392,069     98.5%

VACANT SPACE ......................                           5,940      1.5
                                                          ---------    -----

COLLATERAL PROPERTY TOTAL .........                         398,009    100.0%
                                                          =========    =====

TOTAL CENTER GLA ..................                       1,035,649
                                                          =========
------------------------------------------------------------------------------

                                                                       % OF TOTAL
                                        BASE         ANNUAL            ANNUAL BASE          LEASE
TENANT                                RENT PSF      BASE RENT             RENT           EXPIRATION
-----------------------------------------------------------------------------------------------------

ANCHOR TENANTS
 Macy's(2) ........................    $ 4.98      $   153,459             1.3%         December 2011
 Dillard's ........................             Anchor Owned - Not part of collateral
 Sears(3) .........................    $ 5.50          153,021             1.3          January 2009
 Circuit City .....................             Anchor Owned - Not part of collateral
 Independence Plaza ...............             Anchor Owned - Not part of collateral
                                                -------------------------------------
 TOTAL ANCHOR TENANTS .............                $   306,480             2.5%

MAJOR TENANTS
 Old Navy .........................    $22.46      $   399,720             3.3%         January 2009
 Victoria's Secret ................    $35.00          386,015             3.2          January 2017
 Abercrombie & Fitch ..............    $21.00          199,500             1.6          January 2011
 New York & Co. ...................    $26.00          243,100             2.0          January 2016
 The Gap ..........................    $14.81          135,375             1.1            May 2010
                                       ------      -----------           -----
 TOTAL MAJOR TENANTS ..............    $24.00      $ 1,363,710            11.2%

NON-MAJOR TENANTS .................    $38.12       10,544,111            86.3
                                       ------      -----------           -----

OCCUPIED TOTAL ....................    $31.15      $12,214,301           100.0%
                                                   ===========           =====
VACANT SPACE ......................

COLLATERAL PROPERTY TOTAL .........

TOTAL CENTER GLA ..................
---------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

(2)   Macy's occupies approximately 188,802 square feet, and approximately
      158,001 square feet of its space is excluded from the collateral of the loan. Macy's owns its own pad, comprised of approximately 158,001 square feet, and does not pay base rent; however, the tenant does pay $4.98/sf/yr for approximately 30,801 square feet of its space owned by the borrower.

(3)   Sears occupies approximately 166,783 square feet, and 138,961 square feet of its space is excluded from the collateral of the loan. Sears owns its own pad, comprised of approximately 138,961 square feet, and does not pay base rent; however, the tenant does pay $5.50/sf/yr for approximately
      27,822 square feet of its space owned by the borrower.

------------------------------------------------------------------------------------------------------------------------------------
                                            INDEPENDENCE MALL LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
             # OF LEASES   WA BASE RENT / SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
   YEAR       EXPIRING         EXPIRING        EXPIRING     EXPIRING*         EXPIRING*          EXPIRING*         RENT EXPIRING*
------------------------------------------------------------------------------------------------------------------------------------

   2007           5             $ 24.45         13,375         3.4%               3.4%              2.7%                 2.7%
   2008           9             $ 32.97         17,192         4.3%               7.7%              4.6%                 7.3%
   2009          15             $ 21.02         66,576        16.7%              24.4%             11.5%                18.8%
   2010          21             $ 31.38         49,063        12.3%              36.7%             12.6%                31.4%
   2011           9             $ 12.26         42,320        10.6%              47.4%              4.2%                35.6%
   2012           9             $ 33.69         24,077         6.0%              53.4%              6.6%                42.3%
   2013          16             $ 34.93         48,172        12.1%              65.5%             13.8%                56.0%
   2014          13             $ 34.42         40,279        10.1%              75.6%             11.4%                67.4%
   2015           8             $ 35.29         26,242         6.6%              82.2%              7.6%                75.0%
   2016           8             $ 39.78         19,459         4.9%              87.1%              6.3%                81.3%
   2017           7             $ 52.61         31,519         7.9%              95.0%             13.6%                94.9%
Thereafter        5             $ 45.21         13,795         3.5%              98.5%              5.1%               100.0%
  Vacant          0               NA             5,940         1.5%             100.0%              0.0%               100.0%
------------------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       55

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                INDEPENDENCE MALL
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Independence Mall Loan") is secured by the borrower's fee interest encumbering an anchored retail property located in Independence, Missouri. The Independence Mall Loan represents approximately 5.6% of the Cut-Off Date Pool Balance. The Independence Mall
      Loan was originated on July 10, 2007, and has a principal balance as of the Cut-Off Date of $200,000,000. The Independence Mall Loan provides for interest-only payments for the entire loan term.

      The Independence Mall Loan has a remaining term of 119 months and matures on July 10, 2017. The Independence Mall Loan may be prepaid on or after
      October 10, 2016, and permits defeasance with United States government obligations beginning 2 years after the Closing Date.

o     THE BORROWER. The borrower is SPG Independence Center, LLC, a special purpose entity. Legal counsel to the borrower delivered a
      non-consolidation opinion in connection with the origination of the
      Independence Mall Loan. The sponsor of the borrower is Simon Property
      Group, L.P. ("Simon"). Simon is a self-administered and self-managed Real
      Estate Investment Trust ("REIT") which, together with its affiliated management company, currently owns or has an interest in 285 properties in the United States, which consist of 171 regional malls, 68 community/lifestyle centers, 36 Premium Outlet centers and 10 other shopping centers or outlet centers in 38 states and Puerto Rico. Simon also owns interests in four parcels of land held in the United States for future development. Internationally, Simon has ownership interests in 53
      European shopping centers (France, Italy and Poland); five Premium Outlet centers in Japan; and one Premium Outlet center in Mexico. Simon has also begun construction on a Premium Outlet center in South Korea and, through a joint venture arrangement, Simon has ownership interests in four shopping centers under construction in China. Additionally, on March 29,
      2007, SPG-FCM Ventures, LLC ("SPG-FCM"), a joint venture between an entity owned 50% by the Operating Partnership and 50% by funds managed by
      Farallon Capital Management, L.L.C. ("Farallon"), successfully completed a tender offer to acquire all of the outstanding common stock of The Mills
      Corporation. As of the end of March 31, 2007, SPG-FCM owned 75.38% of the outstanding common stock of The Mills Corporation. As a result, Simon now holds an interest in an additional 38 properties located throughout the
      United States, including 18 regional malls, 3 community/lifestyle centers, and 17 other retail properties. Simon Property Group, Inc. has a current rating of A-/A- (Fitch/S&P).

o     THE PROPERTY. The Mortgaged Property is an approximately 398,009 square foot, 3-story anchored retail property, situated on approximately 27.1 acres. The Mortgaged Property was constructed in 1974 and most recently renovated in 1988. The Mortgaged Property is located in Independence,
      Missouri. As of May 30, 2007, the occupancy rate for the Mortgaged
      Property securing the Independence Mall Loan was approximately 98.5%.

      The largest tenant is Macy's (NYSE: "FD"), currently occupying approximately 188,802 square feet, of which approximately 30,801 square feet, or approximately 7.7% of the net rentable area, is part of the collateral. Macy's is owned by Federated Department Stores, Inc. Federated
      Department Stores, Inc. operates retail stores that sell a range of merchandise, including men's, women's, and children's apparel; and
      accessories, cosmetics, home furnishings, and other consumer goods. As of
      February 3, 2007, the company operated approximately 850 retail stores in
      45 states, the District of Columbia, Guam, and Puerto Rico under the names
      "Macy's" and "Bloomingdale's". As of July 26, 2007, Macy's was rated "BBB"
      (Fitch), "Baa2" (Moody's) and "BBB" (S&P). The Macy's lease expires in
      December 2011. The second largest tenant is Sears, currently occupying approximately 166,783 square feet, of which approximately 27,822 square feet, or approximately 7.0% of the net rentable area, is part of the collateral. Sears Holdings Corporation, through its subsidiaries, operates as a broad-line retailer in the United States and Canada. The company operates through three segments: Kmart, Sears Domestic, and Sears Canada.
      As of July 26, 2007, Sears was rated "BB" (Fitch), "Ba1" (Moody's) and
      "BB+" (S&P). The Sears lease expires in January 2009. The third largest tenant is Old Navy, occupying approximately 17,800 square feet or approximately 4.5% of the net rentable area. As of July 26, 2007, The Gap, which is its parent company of Old Navy, was rated "BB+" (Fitch), "Ba1"
      (Moody's) and "BB+" (S&P). The Old Navy lease expires in January 2009.

o     RELEASES. The related Mortgage Loan documents provide for the borrower's ability to obtain the release from the lien of the non-income producing portions of the Mortgaged Property and air rights with respect to the
      Mortgaged Property, subject to (i) no material adverse effect on value or operation, (ii) compliance with law, including zoning, (iii) delivery of a
      REMIC opinion, (iv) no breach of major leases or reciprocal easement agreements.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       56

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                INDEPENDENCE MALL
--------------------------------------------------------------------------------

o     LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a lockbox account in the name of the borrower for the sole and exclusive benefit of the mortgagee and its successors and assigns as secured parties.

o     MANAGEMENT. Simon Management Associates, LLC, an affiliate of the borrower, is the property manager for the Mortgaged Property securing the
      Independence Mall Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       57

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       58

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                 POTOMAC MILLS
--------------------------------------------------------------------------------

                           [5 PHOTOS OF POTOMAC MILLS]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       59

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                  POTOMAC MILLS
--------------------------------------------------------------------------------

                             [MAP OF POTOMAC MILLS]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       60

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                  POTOMAC MILLS
--------------------------------------------------------------------------------

                             [MAP OF POTOMAC MILLS]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       61

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                  POTOMAC MILLS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                               $164,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    4.6%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                Simon Property Group, Inc. and Farrallon
                                                             Capital Management
TYPE OF SECURITY                                                            Fee
PARTIAL RELEASE(1)                                                          Yes
MORTGAGE RATE                                                           5.8295%
MATURITY DATE                                                     July 11, 2017
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          119 / IO
LOCKBOX                                                                     Yes

UP-FRONT RESERVES                                None

ONGOING ANNUAL RESERVES                          None

ADDITIONAL FINANCING(2)               Pari Passu Debt              $246,000,000

                                                            PARI PASSU NOTES(3)
                                                          ---------------------
CUT-OFF DATE BALANCE                                               $410,000,000
CUT-OFF DATE BALANCE/SF                                                    $274
CUT-OFF DATE LTV                                                          78.8%
MATURITY DATE LTV                                                         78.8%
UW DSCR ON NCF                                                            1.17x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                         Woodbridge, VA
PROPERTY TYPE                                                 Retail - Anchored
SIZE (SF)(4)                                                          1,498,570
OCCUPANCY AS OF MAY 1, 2007(4)                                            97.8%
YEAR BUILT / YEAR RENOVATED                                           1989 / NA
APPRAISED VALUE                                                    $520,000,000
PROPERTY MANAGEMENT                         Simon Management Associates II, LLC
UW ECONOMIC OCCUPANCY                                                     99.1%
UW REVENUES                                                         $41,558,635
UW TOTAL EXPENSES                                                   $12,650,098
UW NET OPERATING INCOME (NOI)                                       $28,908,537
UW NET CASH FLOW (NCF)                                              $27,857,837
--------------------------------------------------------------------------------

(1)   Non-income producing parcels.

(2)   Future mezzanine debt is permitted subject to certain conditions including, but not limited to: (i) an aggregate DSC ratio of no less than
      1.05x, (ii) the aggregate LTV ratio shall not exceed 85.0% and (iii)
      certain other conditions as specified in the related Mortgage Loan documents.

(3)   LTV ratios, DSC ratio and Cut-Off Date Balance/SF were derived from the aggregate indebtedness of, or scheduled debt service due in conection with, the Potomac Mills Loan and the Potomac Mills Pari Passu Companion
      Loan.

(4)   The square footage and occupancy excludes the Burlington Coat Factory
      (anchor owned).

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       62

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                  POTOMAC MILLS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                   TENANT SUMMARY
-------------------------------------------------------------------------------------
                                                                  NET       % OF NET
                                              RATINGS(*)        RENTABLE    RENTABLE
TENANT                                     FITCH/MOODY'S/S&P   AREA (SF)      AREA
-------------------------------------------------------------------------------------

ANCHOR TENANTS -- ANCHOR OWNED
 Burlington Coat Factory ...............       CCC+/B3/B          119,511
                                                               ----------
 TOTAL ANCHOR OWNED ....................                          119,511
                                                               ==========

ANCHOR TENANTS -- COLLATERAL
 Costco (Ground Lease) .................       AA-/A2/A           148,663      9.9%
 JCPenney ..............................     BBB/Baa3/BBB-        107,021      7.1%
 AMC Theatres ..........................        B/B2/NR            75,274      5.0%
 Marshalls .............................        NR/A3/A            61,763      4.1%
 The Sports Authority ..................        NR/NR/B            42,212      2.8%
 Nordstrom Rack ........................       A-/Baa1/A           41,321      2.8%
 T.J. Maxx .............................        NR/A3/A            40,857      2.7%
                                                               ----------    -----
 TOTAL ANCHOR TENANTS -- COLLATERAL                               517,111     34.5%

TOP 5 NON-ANCHOR TENANTS
 OFF 5th Saks Fifth Avenue Outlet ......        B/B3/B+            38,210      2.5%
 G Street Fabrics ......................       NR/NR/NR            36,522      2.4%
 Steve & Barry's University
  Sportswear ...........................       NR/NR/NR            35,222      2.4%
 Linens 'n Things ......................        B-/B3/B            33,743      2.3%
 Sears .................................      BB/Ba1/BB+           33,103      2.2%
                                                               ----------    -----
 TOTAL TOP NON-ANCHOR TENANTS ..........                          176,800     11.8%

NON-MAJOR TENANTS ......................                          771,235     51.5
                                                               ----------    -----

OCCUPIED COLLATERAL TOTAL ..............                        1,465,146     97.8%
                                                               ==========    =====

IN-LINE VACANT SPACE ...................                           33,424      2.2

COLLATERAL TOTAL .......................                        1,498,570    100.0%
                                                               ==========    =====

PROPERTY TOTAL .........................                        1,618,081
                                                               ==========
-------------------------------------------------------------------------------------

                                                                     % OF TOTAL
                                             BASE        ANNUAL      ANNUAL BASE        LEASE
TENANT                                     RENT PSF    BASE RENT        RENT          EXPIRATION
--------------------------------------------------------------------------------------------------

ANCHOR TENANTS -- ANCHOR OWNED
 Burlington Coat Factory ...............                 ANCHORED OWNED NOT PART OF COLLATERAL
 TOTAL ANCHOR OWNED ....................

ANCHOR TENANTS -- COLLATERAL
 Costco (Ground Lease) .................   $  3.59    $    534,000       2.1%         June 2031
 JCPenney ..............................   $  6.19    $    662,480       2.6%         March 2008
 AMC Theatres ..........................   $ 20.00    $  1,505,460       5.9%       February 2019
 Marshalls .............................   $  8.75    $    540,428       2.1%        January 2009
 The Sports Authority ..................   $ 13.00    $    548,756       2.2%       February 2010
 Nordstrom Rack ........................   $  8.25    $    340,898       1.3%       September 2010
 T.J. Maxx .............................   $  9.50    $    388,142       1.5%          May 2009
                                                      ------------     -----
 TOTAL ANCHOR TENANTS -- COLLATERAL        $  8.74    $  4,520,164      17.8%

TOP 5 NON-ANCHOR TENANTS
 OFF 5th Saks Fifth Avenue Outlet ......   $  9.83    $    375,604       1.5%        October 2007
 G Street Fabrics ......................   $  8.25    $    301,307       1.2%         July 2017
 Steve & Barry's University
  Sportswear ...........................   $  9.17    $    322,986       1.3%        January 2011
 Linens 'n Things ......................   $ 11.36    $    383,457       1.5%       September 2010
 Sears .................................   $  8.97    $    297,072       1.2%         June 2009
                                                      ------------     -----
 TOTAL TOP NON-ANCHOR TENANTS ..........   $  9.50    $  1,680,426       6.6%

NON-MAJOR TENANTS ......................   $ 24.91      19,214,230      75.6
                                                      ------------     -----

OCCUPIED COLLATERAL TOTAL ..............   $ 17.35    $ 25,414,820     100.0%
                                                      ============     =====

IN-LINE VACANT SPACE ...................

COLLATERAL TOTAL .......................

PROPERTY TOTAL .........................
--------------------------------------------------------------------------------------------------

(*)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       63

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                  POTOMAC MILLS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
             # OF LEASES   WA BASE RENT / SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
   YEAR        EXPIRING        EXPIRING        EXPIRING     EXPIRING*         EXPIRING*          EXPIRING*         RENT EXPIRING*
------------------------------------------------------------------------------------------------------------------------------------

   2007           13           $ 12.83          62,884         4.2%              4.2%               3.2%                 3.2%
   2008           30           $ 13.21         229,580        15.3%             19.5%              11.9%                15.1%
   2009           21           $ 14.62         212,283        14.2%             33.7%              12.2%                27.3%
   2010           16           $ 16.18         163,962        10.9%             44.6%              10.4%                37.8%
   2011           24           $ 20.75         148,416         9.9%             54.5%              12.1%                49.9%
   2012           15           $ 28.32          44,852         3.0%             57.5%               5.0%                54.9%
   2013           22           $ 29.01          83,281         5.6%             63.1%               9.5%                64.4%
   2014           12           $ 23.34          56,045         3.7%             66.8%               5.1%                69.5%
   2015           19           $ 26.59          76,567         5.1%             71.9%               8.0%                77.5%
   2016           16           $ 27.28          73,233         4.9%             76.8%               7.9%                85.4%
   2017           11           $ 19.67          77,908         5.2%             82.0%               6.0%                91.4%
Thereafter         4           $  9.23         236,135        15.8%             97.8%               8.6%               100.0%
  Vacant           0             N/A            33,424         2.2%            100.0%               0.0%               100.0%
------------------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       64

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                  POTOMAC MILLS
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Potomac Mills Loan") is secured by a first mortgage encumbering a retail anchored regional mall consisting of approximately 1,498,570 square feet located in Woodbridge, Virginia. The
      Potomac Mills Loan represents approximately 4.6% of the Cut-Off Date Pool
      Balance. The Potomac Mills Loan was originated on June 15, 2007, and has a principal balance as of the Cut-Off Date of $164,000,000. The Potomac
      Mills Loan, which is evidenced by a pari passu note, dated June 15, 2007, is a portion of a whole loan with an original principal balance of
      $410,000,000. The other loan related to the Potomac Mills Loan is evidenced by a separate pari passu note, dated June 15, 2007 (the "Potomac
      Mills Pari Passu Companion Loan" and together with the Potomac Mills Loan, the "Potomac Mills Whole Loan"), with an original principal balance of
      $246,000,000. The Potomac Mills Pari Passu Companion Loan will not be an asset of the Trust Fund. The Potomac Mills Loan and Potomac Mills Pari
      Passu Companion Loan are governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement as described under "DESCRIPTION OF THE MORTGAGE
      POOL--Co-Lenders" in the Prospectus Supplement. The Potomac Mills Loan
      provides for interest-only payments for its entire loan term.

      The Potomac Mills Loan has a remaining term of 119 months and matures on
      July 11, 2017. The Potomac Mills Loan may be prepaid on or after October
      11, 2016, and permits defeasance with United States government obligations beginning 2 years after the Closing Date.

o     THE BORROWERS. The borrower is Mall at Potomac Mills, LLC, a special purpose entity. Legal counsel to the borrower delivered a
      non-consolidation opinion in connection with the origination of the
      Potomac Mills Pool Loan. The principal of the borrowers is SPG -- FCM
      Ventures ("SPG - FCM"), which is a joint venture of Simon Property Group,
      Inc. ("Simon") and Farallon Capital Management, L.L.C. ("Farallon"). SPG
      -- FCM successfully completed a tender offer to acquire all of the outstanding common stock of The Mills Corporation. As of March 31, 2007,
      SPG-FCM owned approximately 75.38% of the outstanding common stock of The
      Mills Corporation. Simon is a self-administered and self-managed Real
      Estate Investment Trust (REIT) which, together with its affiliated management company, currently owns or has an interest in 285 properties in the United States, which consist of 171 regional malls, 68 community/lifestyle centers, 36 Premium Outlet centers and 10 other shopping centers or outlet centers in 38 states and Puerto Rico.
      Internationally, Simon has ownership interests in 53 European shopping centers (France, Italy and Poland); five outlet centers in Japan; and one outlet center in Mexico. As a result of The Mills Corporation acquisition,
      Simon now holds an interest in an additional 38 properties located throughout the United States, including 18 regional malls, 3 community/lifestyle centers, and 17 other retail properties. As of July
      31, 2007, Simon Property Group, Inc. was rated "A-" (Fitch) and "A-"
      (S&P). Farallon is a global investment management company based in San
      Francisco that manages discretionary equity capital of more than $26 billion, largely from institutional investors such as university endowments, foundations, and pension plans. Farallon invests in public and private debt and equity securities and makes direct investments in private companies and real estate. Farallon invests in real estate across most asset classes around the world, including in the United States, Europe,
      Latin America and India.

o     THE PROPERTIES. The Mortgaged Property consists of a retail anchored regional mall, which in the aggregate comprise approximately 1,498,570 square feet, situated on approximately 133.0 acres. The Mortgaged
      Property, constructed in 1989, is located in Woodbridge, Virginia. As of
      May 1, 2007, the occupancy rate for the Mortgaged Property securing the
      Potomac Mills Loan was approximately 97.8%.

      The largest tenant is Costco Wholesale ("Costco"), currently occupying
      148,663 square feet, or approximately 9.9% of the net rentable area.
      Costco is a large, discount warehouse retailer, catering to small-to-medium-sized businesses as well as individuals. Costco operates approximately 377 stores across the United States and Puerto Rico, as well as numerous international locations. As of July 30, 2007, Costco was rate
      "AA-" (Fitch), "A2" (Moody's) and "A" (S&P). The Costco lease expires in
      June 2031. The second largest tenant is JCPenney, currently occupying approximately 107,021 square feet, or approximately 7.1% of the net rentable area. JCPenney is a large retailer and operates one of the largest general merchandise catalog businesses. JCPenney operates approximately 1,033 department stores throughout the United States and
      Puerto Rico. As of July 23, 2007, JCPenney was rated "BBB" (Fitch), "Baa3"
      (Moody's) and "BBB-" (S&P). The JCPenney lease expires in March 2008. The third largest tenant is AMC Theatres, currently occupying approximately
      75,274 square feet, or approximately 5.0% of the net rentable area. AMC
      Theatres is a leading theater chain in the United States, operating approximately 382 theaters with approximately 5,340 screens in the United
      States, Canada, France, Hong Kong, Japan, Portugal, Spain and the United
      Kingdom. As of July 23, 2007, AMC Theatres was rated "B" (Fitch) and "B2"
      (Moody's). The AMC Theatres lease expires in February 2019.

o     LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagor-designated lockbox account.

o     MANAGEMENT. Simon Management Associates II, LLC, an affiliate of one of the sponsors, is the property manager for the Mortgaged Property securing the Potomac Mills Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       65

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       66

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                               THREE BOROUGH POOL
--------------------------------------------------------------------------------

                        [4 PHOTOS OF THREE BOROUGH POOL]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       67

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                               THREE BOROUGH POOL
--------------------------------------------------------------------------------

                           [MAP OF THREE BOROUGH POOL]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       68

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                               THREE BOROUGH POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                       BCRE
CUT-OFF DATE BALANCE                                               $133,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    3.7%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSORS                                       Normandy Real Estate Fund, L.P.;
                                              Barclays Investment Holding Inc.;
                                                 Westbrook Real Estate Fund VI,
                                                                          L.P.;
                                                 Vantage Investors I LLC; David
                                                                         Kramer
TYPE OF SECURITY                                                            Fee
PARTIAL RELEASE(1)                                                          Yes
MORTGAGE RATE                                                            5.785%
MATURITY DATE                                                       May 1, 2012
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                            60 / IO
REMAINING TERM / AMORTIZATION                                           57 / IO
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
  TAX / INSURANCE                                 Yes
  VALUE ENHANCEMENT(2)                    $13,400,000
  ENVIRONMENTAL(3)                           $540,000

ONGOING ANNUAL RESERVES
  TAX / INSURANCE(4)                          Yes/Yes
  REPLACEMENT(5)                                  Yes

ADDITIONAL FINANCING(6)                   Second Lien                   $25,000

                                                                     TOTAL DEBT
                                                              -----------------
CUT-OFF DATE BALANCE                                               $133,000,000
CUT-OFF DATE BALANCE / UNIT                                             $80,802
CUT-OFF DATE LTV(7)                                                       79.0%
MATURITY DATE LTV(7)                                                      79.0%
UW DSCR ON NCF                                                            1.29x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                               42
LOCATION                                                           New York, NY
PROPERTY TYPE                                          Multifamily-Conventional
SIZE (UNITS)(8)                                                           1,646
OCCUPANCY AS OF JUNE 18, 2007(8)                                          96.3%
YEAR BUILT / YEAR RENOVATED                                   Various / Various
APPRAISED VALUE(9)                                                 $151,400,000
PROPERTY MANAGEMENT                                         Colonial Management
                                                                     Group, LLC
UW ECONOMIC OCCUPANCY                                                     96.1%
UW REVENUES                                                         $17,970,768
UW TOTAL EXPENSES                                                    $7,489,818
UW NET OPERATING INCOME (NOI)                                       $10,480,950
UW NET CASH FLOW (NCF)(10)                                          $10,068,950
--------------------------------------------------------------------------------

(1)   The Three Borough Pool Loan allows for partial release of individual
      Mortgaged Properties under certain circumstances. See "Release" below.

(2)   The Value Enhancement Reserve was funded at origination of the Three
      Borough Pool Loan to pay for unit improvements, tenant buyout costs and capital expenditures. See "Value Enhancement Reserve" below.

(3)   An Environmental Reserve was established at origination for remediation of certain local environmental law violations at the Mortgaged Properties.

(4)   Monthly deposits for taxes in an amount equal to 1/12th of the amount that the mortgagee estimates will be payable during the next twelve months for taxes are required to be made. For 2007, the borrower is required to make monthly deposits of $204,000 for taxes. In addition, monthly deposits in an amount equal to 1/12th of the annual insurance premiums estimated to be due by mortgagee are required to be made (unless an acceptable blanket or umbrella policy is in place and mortgagee has elected not to collect this reserve).

(5)   Monthly deposits to the Replacement Reserve are calculated based on 1/12th of $250 per residential unit per year. With respect to the residential units at Mortgaged Properties that are not subject to HAP contracts, the
      Replacement Reserve may be waived through and including May 1, 2010, if certain minimum balances are maintained in the Value Enhancement Reserve.
      After May 1, 2010, a Replacement Reserve of $250 per unit per year must be maintained for all residential units.

(6)   See "Additional Indebtedness" and "Mezzanine Debt" below.

(7)   Cut-Off Date LTV was adjusted by netting out $13,400,000 held in the Value
      Enhancement Reserve; adding back the Value Enhancement Reserve, the
      Cut-Off Date LTV and Maturity Date LTV is 87.85%. Furthermore, the
      appraised value, assuming completion of apartment major capital improvement ("MCI"), tenant buyouts and building MCI's, is $173,500,000 resulting in an LTV of 76.7%.

(8)   Does not include 20 professional and retail units.

(9)   Appraised value is shown on an "As-Is" basis based on appraisals dated from March 12 to March 14, 2007. The appraised value, assuming completion of apartment major capital improvement ("MCI"), tenant buyouts and building MCI's, is $173,500,000 resulting in an as-stabilized value of
      76.7%.

(10)  UW NCF is based on the rent roll in-place as of June 18, 2007.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       69

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                               THREE BOROUGH POOL
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                     UNIT MIX(1)
-------------------------------------------------------------------------------------
                                                                     AVERAGE IN-PLACE
           UNIT MIX               NO. OF UNITS (2)     % OF UNITS      MONTHLY RENT
-------------------------------------------------------------------------------------

RENT CONTROLLED
 Studio                                    1               0.1%           $  201
 One Bedroom                              11               0.7%           $  174
 Two Bedroom                              13               0.8%           $  217
 Three Bedroom                             4               0.2%           $  447
                                       -----             -----            ------
 Sub-total/Weighted Average               29               1.8%           $  232

RENT STABILIZED
 Studio                                   68               4.1%           $  686
 One Bedroom                             611              37.1%           $  757
 Two Bedroom                             455              27.6%           $  864
 Three Bedroom                           147               8.9%           $  937
 Four Bedroom                              1               0.1%           $1,015
                                       -----             -----            ------
 Sub-total/Weighted Average            1,282              77.9%           $  812

SECTION 8
 Studio                                    2               0.1%           $  758
 One Bedroom                             132               8.0%           $  961
 Two Bedroom                             145               8.8%           $1,170
 Three Bedroom                            41               2.5%           $1,352
                                       -----             -----            ------
 Sub-total/Weighted Average              320              19.4%           $1,105

VACANT
 Studio                                    5               0.3%           $  775
 One Bedroom                               5               0.3%           $  882
 Two Bedroom                               3               0.2%           $1,100
 Three Bedroom                             2               0.1%           $1,388
                                       -----             -----            ------
 Sub-total/Weighted Average               15               0.9%           $  957

TOTAL/WTD. AVG.                        1,646             100.0%           $  860
-------------------------------------------------------------------------------------

(1)   The above information is based on appraisals from Metropolitan Valuation
      Services, Inc. dated from March 12, 2007 to March 14, 2007.

(2)   Some of these properties include an employee unit which has been excluded from all calculations.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       70

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                               THREE BOROUGH POOL
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Three Borough Multifamily Pool Loan") is
      secured by a first mortgage encumbering 42 multifamily complexes, totaling
      1,646 units, located in the Manhattan, Brooklyn and Bronx boroughs of New
      York, New York (the "Three Borough Multifamily Pool"). The Three Borough
      Multifamily Pool Loan represents approximately 3.7% of the Cut-Off Date
      Pool Balance. The Three Borough Multifamily Pool Loan was originated on
      April 23, 2007, and has a principal balance as of the Cut-Off Date of
      $133,000,000.

      The Three Borough Multifamily Pool Loan has a remaining term of 57 months and matures on May 1, 2012. The Three Borough Multifamily Pool Loan may be
      prepaid in whole but not in part on or after May 1, 2008 with payment of the greater of yield maintenance or 1% of the prepaid amount. The Three
      Borough Multifamily Pool may be prepaid in whole but not in part without payment of any yield maintenance charge on or after February 1, 2012.

o     THE BORROWERS. The borrowers are 37 special purpose entities. Legal counsel to the borrowers has delivered a non-consolidation opinion in connection with the origination of the Three Borough Pool Loan. The sponsors of the borrowers are (i) a joint venture between Westbrook Real
      Estate Fund VI, L.P. ("Westbrook"), Normandy Real Estate Fund, L.P.
      ("Normandy"), Barclays Investment Holding Inc. ("Barclays Investment
      Holding") and Vantage Investors I LLC ("Vantage") and (ii) David Kramer.
      Westbrook specializes in opportunistic real estate investments within the
      United States, Europe and Japan. Its investments include office, industrial, apartment, retail, hotel and resort and residential properties, and range from $5 million to over $2 billion in purchase price. Normandy is a fully integrated real estate investment management company based in Morristown, New Jersey with offices in Boston and New
      York City. Over the last 10 years, Normandy has invested over $820 million of equity in 47 separate transactions totaling over $3 billion in asset value. Barclays Investment Holding is an affiliate of Barclays Real Estate
      Capital Inc. Vantage has co-invested in over 1,000 rent stabilized multifamily assets in New York City and specializes in value-added and opportunistic investment and redevelopment strategies. David Kramer is an owner and manager of lower income apartment buildings in the New York City area. David Kramer and his affiliates have managed over 2,000 tenants across 59 residential buildings, including the Three Borough Pool, and have completed total, moderate and cosmetic rehabilitation on several hundred units in the New York City area. David Kramer is the non-recourse carveout guarantor.

o     THE PROPERTIES. The Mortgaged Properties consist of 42 properties comprised of approximately 1,646 apartment units and 20 professional and retail units located within Manhattan, Brooklyn, and the Bronx. The
      Mortgaged Properties were built between 1910 and 1969 and have benefited from ongoing renovations, most recently from 2002 through 2007. All of the properties are well situated within their respective neighborhoods, offering tenants access to local amenities including schools, restaurants, supermarkets, and numerous public transportation options connecting the neighborhoods with Manhattan and the rest of the Tri-State area. The sponsors intend to renovate units as they become vacant, and a $13,400,000 reserve was funded at origination for the purpose of renovating units, improving common areas and buying out tenants. See "Value Enhancement
      Reserve" below. As of June 18, 2007, the occupancy rate for the Mortgaged
      Properties securing the Three Borough Multifamily Pool Loan was approximately 96%.

o     RENT STABILIZATION; RENT CONTROL; SECTION 8. As of June 18, 2007,
      approximately 78% of the apartments included in the Three Borough Pool are rent stabilized. Rent stabilized leases can be one or two years in length at the option of the tenant. The renewal rate that may be charged for a particular rent stabilized apartment is determined by criteria established by the City of New York. An apartment may become deregulated (or destabilized) if it becomes vacant or if criteria involving legal rental rate level and occupant income levels are met.

      As of June 18, 2007, approximately 2% of the apartments included in the
      Three Borough Pool are rent controlled. In order for an apartment to be under rent control, the tenant must have been living there continuously since before July 1, 1971. The renewal rate that may be charged for a particular rent stabilized apartment is determined by criteria established by the City of New York. When a rent controlled apartment is vacated, it becomes rent stabilized (where the building contains at least six units), or completely removed from regulation.

      As of June 18, 2007, approximately 19% of the apartments included in the
      Three Borough Pool are Section 8 project-based units. Section 8, administered by the US Department of Housing and Urban Development
      ("HUD"), is the federal government's largest program by which it subsidizes rental payments for low-income families.

o     LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       71

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                               THREE BOROUGH POOL
--------------------------------------------------------------------------------

o     ADDITIONAL INDEBTEDNESS. The Mortgaged Property known as 2463 Valentine
      Avenue, Bronx is encumbered by a second mortgage in the original principal amount of $25,000 ("Junior Debt") in favor of Harvey Rosen, an individual
      ("Junior Lender"). The mortgagee and the Junior Lender have executed a subordination and standstill agreement subordinating the Junior Debt to the mortgagee's first mortgage on the related Mortgaged Property.

o     MEZZANINE DEBT. The equity owners of the borrower may incur future mezzanine debt, subject to certain conditions including, but not limited to: (i) an aggregate DSCR of no less than 1.10x, (ii) an aggregate LTV ratio not in excess of 85.0%, (iii) written confirmation from the applicable rating agencies that the incurrence of such indebtedness will not result in the downgrade, qualification or withdrawal of the ratings then assigned to the Certificates and (iv) the mezzanine lender must enter into an acceptable intercreditor agreement with the mortgagee.

o     RELEASE. The borrower is permitted to obtain the release of an individual property on or after May 1, 2008, subject to satisfaction of certain conditions including, but not limited to, (i) the DSCR, after giving effect to the proposed release, is at least equal to (a) the DSCR as of the origination date for releases of properties with aggregate allocated loan amounts of up to and including the first 15% of the initial principal balance and (b) the DSCR immediately prior to the proposed release for releases of properties with aggregate allocated loan amounts greater than the first 15% of the initial principal balance of the Three Borough Pool
      Loan and (ii) a release price of 100% for the first 15% of released collateral, 110% for the subsequent 30% of released collateral, 115% of the subsequent 30% of released collateral and 120% for the final 25% of released collateral, based on allocated loan amounts. Prior to February 1,
      2012, the release price is also required to include a yield maintenance charge.

o     VALUE ENHANCEMENT RESERVE. At origination, $13,400,000 was deposited with the mortgagee in the Value Enhancement Reserve to pay for unit improvements, tenant buyout costs and capital expenditures. The remaining balance as of July 27, 2007, is $11,997,255. Disbursements of funds from the Value Enhancement Reserve are subject to the following restrictions:
      (i) the funds may not be used for any of the five mortgaged properties subject to housing assistance payments contracts, (ii) no more than
      $2,000,000 in the aggregate may be disbursed for tenant buyout costs, and
      (iii) with respect to the first $750,000 of tenant improvements, disbursements will based solely upon the borrower's request; any additional disbursement is subject to the lesser of actual costs incurred or a trailing average of $30,000 per unit.

o     PROPERTY MANAGEMENT. Colonial Management Group, LLC, an affiliate of one of the sponsors, is the property manager for the Three Borough Multifamily
      Pool.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       72

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                              110 EAST 42ND STREET
--------------------------------------------------------------------------------

                       [3 PHOTOS OF 110 EAST 42ND STREET]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       73

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                              110 EAST 42ND STREET
--------------------------------------------------------------------------------

                          [MAP OF 110 EAST 42ND STREET]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       74

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                              110 EAST 42ND STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $90,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.5%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                                           Charles Ishay
TYPE OF SECURITY                                                           Both
MORTGAGE RATE                                                            5.814%
MATURITY DATE                                                     July 11, 2017
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          119 / IO
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
  TAX / INSURANCE                                 Yes
  TI / LC (LOC)(1)                         $5,000,000
  DEBT SERVICE(2)(3)                       $3,000,000
  DEBT SERVICE (LOC)(2)                    $5,100,000

ONGOING ANNUAL RESERVES
  TAX / INSURANCE                                 Yes
  REPLACEMENT(4)                              $32,418
  TI / LC(1)                                Springing

ADDITIONAL FINANCING(5)                Mezzanine Debt              $ 16,000,000

                                                TRUST ASSET        TOTAL DEBT
                                                -----------      --------------
CUT-OFF DATE BALANCE                            $90,000,000       $106,000,000
CUT-OFF DATE BALANCE/SF                                $472               $556
CUT-OFF DATE LTV(6)                                   80.6%              94.9%
MATURITY DATE LTV(6)                                  80.6%              94.9%
UW DSCR ON NCF(7)                                     1.26x              1.00x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                           New York, NY
PROPERTY TYPE                                                     Office -- CBD
SIZE (SF)                                                               190,691
OCCUPANCY AS OF APRIL 1, 2007                                             98.4%
YEAR BUILT / YEAR RENOVATED                                           1921 / NA
APPRAISED VALUE                                                    $111,700,000
PROPERTY MANAGEMENT                              Downtown Broad Management, LLC
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES                                                         $11,044,883
UW TOTAL EXPENSES                                                    $4,427,960
UW NET OPERATING INCOME (NOI)                                        $6,616,922
UW NET CASH FLOW (NCF)(7)                                            $6,584,505
--------------------------------------------------------------------------------

(1)   The borrower posted a $5,000,000 letter of credit at closing. In the event the letter of credit is drawn down by the mortgagee at any time during the loan term, the borrower is required to either: (i) provide an additional letter of credit in an amount equal to the amount drawn, or (ii) deposit an amount equal to the amount drawn into a reletting reserve account.

(2)   There is a shortfall in the related Mortgaged Property cash flow to fully cover debt service payments. Amounts held in the debt service reserve will be released as needed to cover the debt service shortfall. The $5,100,000 letter of credit will be drawn down at the beginning of each loan year by the amount of any expected debt service shortfall, at which time the borrower will be required to provide an additional letter of credit in an amount equal to the amount drawn.

(3)   If at any time the DSC ratio reaches 1.05x for two consecutive quarters, the cash funds available in the debt service reserve account will be released by the mortgagee.

(4)   CPI adjusted after first loan year.

(5)   Future mezzanine debt is permitted subject to certain conditions including an aggregate DSC ratio of no less than 1.05x, an aggregate LTV ratio of no more than 85.0% and certain other conditions as specified in the related
      Mortgage Loan documents.

(6)   Based on the Joseph J. Blake and Associates, Inc. appraisal dated April
      26, 2007, the as-stabilized value as of August 2010 will be $131,500,000, resulting in Cut-Off Date LTV and Maturity Date LTV of 68.4% for the Trust
      Asset and a Cut-Off Date LTV and Maturity Date LTV of 80.6% for the Total
      Debt.

(7)   The UW NCF was derived based on certain assumptions, including that leases rolling during the loan term would be marked to market rents. If such rental rates are not achieved, then the NCF for the Mortgaged Property will be negatively affected. The "as-is" DSCR for the Trust Asset is 0.76x and Whole Mortgage Loan is 0.61x.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       75

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                              110 EAST 42ND STREET
--------------------------------------------------------------------------------

-------------------------------------------------------------------------
                             TENANT SUMMARY
-------------------------------------------------------------------------
                                   RATINGS(1)                    % OF NET
                                 FITCH/MOODY'S/   NET RENTABLE   RENTABLE
TENANT                                S&P           AREA (SF)      AREA
-------------------------------------------------------------------------

MAJOR TENANTS
Newmark & Co .................      NR/NR/NR         30,835        16.2%
Clear Channel ................    BB-/Baa3/B+        30,530        16.0
Morgan Lewis .................      NR/NR/NR         18,500         9.7
Ackman Ziff ..................      NR/NR/NR         16,795         8.8
Curtis Mallet ................      NR/NR/NR         11,384         6.0
SLR Acquisition ..............      NR/NR/NR         10,407         5.5
                                                    -------       -----
 TOTAL MAJOR TENANTS .........                      118,451        62.1%

NON-MAJOR TENANTS ............                       69,120        36.2
                                                    -------       -----
OCCUPIED TOTAL ...............                      187,571        98.4%

VACANT SPACE .................                        3,120         1.6
                                                    -------       -----
PROPERTY TOTAL ...............                      190,691       100.0%
                                                    =======       =====
-------------------------------------------------------------------------

                                                        % OF TOTAL
                                BASE RENT    ANNUAL     ANNUAL BASE         LEASE
TENANT                             PSF     BASE RENT       RENT           EXPIRATION
----------------------------------------------------------------------------------------

MAJOR TENANTS
Newmark & Co .................   $ 45.53   $1,404,049      18.7%      Multiple Spaces(2)
Clear Channel ................   $ 46.49    1,419,257      18.9          January 2010
Morgan Lewis .................   $ 39.77      735,745       9.8           July 2010
Ackman Ziff ..................   $ 34.47      578,924       7.7          October 2016
Curtis Mallet ................   $ 27.10      308,506       4.1            May 2017
SLR Acquisition ..............   $ 34.67      360,811       4.8           July 2015
                                           ----------     -----
 TOTAL MAJOR TENANTS .........   $ 40.58   $4,807,292      64.0%

NON-MAJOR TENANTS ............   $ 39.08    2,701,301      36.0
                                           ----------     -----
OCCUPIED TOTAL ...............   $ 40.03   $7,508,592     100.0%
                                           ==========     =====
VACANT SPACE .................

PROPERTY TOTAL ...............
----------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   Under the terms of multiple leases, approximately 13,149 square feet expire in May 2011 and approximately 17,686 square feet expire in May
      2016.

------------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
             # OF LEASES   WA BASE RENT / SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
   YEAR       EXPIRING         EXPIRING        EXPIRING     EXPIRING*         EXPIRING*          EXPIRING*         RENT EXPIRING*
------------------------------------------------------------------------------------------------------------------------------------

   2007           1             $ 39.98            978         0.5%               0.5%              0.5%                 0.5%
   2008           5             $ 32.62         17,938         9.4%               9.9%              7.8%                 8.3%
   2009           1             $ 42.64            933         0.5%              10.4%              0.5%                 8.8%
   2010          11             $ 43.31         67,626        35.5%              45.9%             39.0%                47.8%
   2011           7             $ 44.45         27,326        14.3%              60.2%             16.2%                64.0%
   2012           4             $ 41.09         16,498         8.7%              68.9%              9.0%                73.0%
   2013           0             $  0.00              0         0.0%              68.9%              0.0%                73.0%
   2014           0             $  0.00              0         0.0%              68.9%              0.0%                73.0%
   2015           1             $ 34.67         10,407         5.5%              74.3%              4.8%                77.9%
   2016           3             $ 39.28         34,481        18.1%              92.4%             18.0%                95.9%
   2017           1             $ 27.10         11,384         6.0%              98.4%              4.1%               100.0%
Thereafter        0             $  0.00              0         0.0%              98.4%              0.0%               100.0%
  Vacant          0                  NA          3,120         1.6%             100.0%              0.0%               100.0%
------------------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       76

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                              110 EAST 42ND STREET
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "110 East 42nd Street Loan") is secured by a first mortgage encumbering both a fee and leasehold interest in an office building located in New York, New York. The 110 East 42nd Street
      Loan represents approximately 2.5% of the Cut-Off Date Pool Balance. The
      110 East 42nd Street Loan was originated on June 26, 2007, and has a principal balance as of the Cut-Off Date of $90,000,000. The 110 East 42nd
      Street Loan provides for interest-only payments for the entire loan term.

      The 110 East 42nd Street Loan has a remaining term of 119 months and matures on July 11, 2017. The 110 East 42nd Street Loan may be prepaid on or after May 11, 2017, and permits defeasance with United States government obligations beginning 2 years after the Closing Date.

o     THE BORROWER. The borrower is Gotham 42nd Street LLC ("Gotham"), a special purpose entity. Legal counsel to the borrower delivered a
      non-consolidation opinion in connection with the origination of the 110
      East 42nd Street Loan. The sponsor of the borrower is Charles Ishay.
      Gotham Realty, an affiliate of the borrower, is a private investment firm that has acquired Class A commercial buildings in large commercial markets. Gotham Realty currently owns approximately 3.5 million square feet of commercial real estate.

o     THE PROPERTY. The Mortgaged Property is an approximately 190,691 square foot office building situated on approximately 0.6 acres. The Mortgaged
      Property was constructed in 1921. The Mortgaged Property is located in New
      York, New York. As of April 1, 2007, the occupancy rate for the Mortgaged
      Property securing the 110 East 42nd Street Loan was approximately 98.4%.

      The largest tenant is Newmark & Co. ("Newmark"), currently occupying approximately 30,835 square feet, or approximately 16.2% of the net rentable area. Newmark is headquartered in New York and is a large independent real estate service firm, which provides comprehensive real estate solutions to corporations, property owners, investors and developers across the globe. Founded in 1929, Newmark also offers asset management and advisory services, including real estate strategy, for growing companies. The Newmark leases expire at various times. The second largest tenant is Clear Channel (NYSE: "CCU"), currently occupying approximately 30,530 square feet, or approximately 16.0% of the net rentable area. Clear Channel is a large owner of radio stations across the
      United States, and has equity interests in approximately 240 international stations. Clear Channel also owns a 90% interest in a large, worldwide, outdoor advertising company, Clear Channel Outdoor Holding, which has approximately 910,000 display locations worldwide. As of July 23, 2007,
      Clear Channel was rated "BB-" (Fitch), "Baa3" (Moody's) and "B+" (S&P).
      The Clear Channel lease expires in January 2010. The third largest tenant is Morgan, Lewis & Bockius LLP, ("Morgan Lewis"), occupying approximately
      18,500 square feet, or approximately 9.7% of the net rentable area. Morgan
      Lewis is a Philadelphia, Pennsylvania based law firm founded in 1873.
      Morgan Lewis' multiple practice areas include employment, intellectual property and mergers and acquisitions. Morgan Lewis has more than 20 offices and approximately 1,300 attorneys located throughout New York,
      Philadelphia, Washington, D.C. and California. The Morgan Lewis lease expires in July 2010.

o     LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

o     MEZZANINE DEBT. A mezzanine loan with an original principal amount of
      $16,000,000 was originated on June 26, 2007. The mezzanine loan is not part of the Trust Fund and is secured by a pledge of an equity interest in
      Gotham 42nd Street LLC, the borrower under the 110 East 42nd Street Loan.
      Additionally, the sponsor is permitted to incur future mezzanine indebtedness subject to the following conditions: (i) the mezzanine lender shall enter into a form of intercreditor agreement, (ii) the total LTV ratio does not exceed 85.0%, (iii) the debt service coverage does not fall below 1.05x, (iv) the receipt of a no-downgrade confirmation from the applicable rating agency and (v) certain other conditions as specified in the related Mortgage Loan documents.

o     MANAGEMENT. Downtown Broad Management, LLC is the property manager for the
      Mortgaged Property securing the 110 East 42nd Street Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       77

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       78

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                        CENTRAL / EASTERN INDUSTRIAL POOL
--------------------------------------------------------------------------------

                 [5 PHOTOS OF CENTRAL / EASTERN INDUSTRIAL POOL]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       79

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                        CENTRAL / EASTERN INDUSTRIAL POOL
--------------------------------------------------------------------------------

                   [MAP OF CENTRAL / EASTERN INDUSTRIAL POOL]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       80

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                        CENTRAL / EASTERN INDUSTRIAL POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                               $ 89,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.5%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                                       Lakestar Property
TYPE OF SECURITY                                                            Fee
PARTIAL DEFEASANCE(1)                                                       Yes
MORTGAGE RATE                                                            5.749%
MATURITY DATE                                                     July 11, 2017
AMORTIZATION TYPE                                                       Balloon
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                          120 / 360
REMAINING TERM / AMORTIZATION                                         119 / 360
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
  ENGINEERING                                $128,858
  ENVIRONMENTAL                            $1,325,000

ONGOING ANNUAL RESERVES
  TAX / INSURANCE(2)                        Springing
  REPLACEMENT(2)                            Springing

ADDITIONAL FINANCING                           B-Note               $19,000,000

                                                                   WHOLE
                                            TRUST ASSET        MORTGAGE LOAN
                                            -----------        -------------
CUT-OFF DATE BALANCE                        $89,000,000        $108,000,000
CUT-OFF DATE BALANCE/SF                         $42                 $51
CUT-OFF DATE LTV                               73.3%               88.9%
MATURITY DATE LTV                              68.3%               82.9%
UW DSCR ON NCF                                 1.22x               1.01x
--------------------------------------------------------------------------------

(1)   The release of an individual Mortgaged Property will be permitted subject to the satisfaction of certain tests and conditions as set forth in the related Mortgage Loan documents. Certain of those conditions include, but are not limited to: (i) no event of default shall have occurred or be conitinuing and (ii) the greater of (a) payment of 120% of the then outstanding allocated loan amount related to such release, (b) the maintenance of a DSC ratio greater than or equal to the DSC ratio prior to the release or at origination, whichever is higher, and (c) amount necessary to defease a sum equal to 100% of net sales proceeds from sale of any of the individual Mortgaged Properties.

(2)   Required after an event of default.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                               13
LOCATION                                                                Various
PROPERTY TYPE                                           Industrial -- Warehouse
SIZE (SF)                                                             2,102,814
OCCUPANCY AS OF VARIOUS                                                  100.0%
YEAR BUILT / YEAR RENOVATED                                             Various
APPRAISED VALUE                                                    $121,450,000
PROPERTY MANAGEMENT                                    Lakestar Properties, LLC
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES                                                          $8,259,073
UW TOTAL EXPENSES                                                       $82,591
UW NET OPERATING INCOME (NOI)                                        $8,176,482
UW NET CASH FLOW (NCF)                                               $7,617,626
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       81

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                        CENTRAL / EASTERN INDUSTRIAL POOL
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                             CENTRAL / EASTERN INDUSTRIAL POOL SUMMARY
----------------------------------------------------------------------------------------------------
                                                                                           ALLOCATED
                                                                                            CUT-OFF
                                                ALLOCATED        YEAR                        DATE
                                                 CUT-OFF     BUILT / YEAR   NET RENTABLE    BALANCE
PROPERTY NAME                                 DATE BALANCE     RENOVATED      AREA (SF)     PER SF
----------------------------------------------------------------------------------------------------

InteliCoat Technologies - South Hadley, MA   $  12,155,093   1935 / 2002        443,006       $27
Summa Technology, Inc. - Huntsville, AL         11,795,384    1964 / NA         220,016       $54
American Bedding - Tampa, FL                    10,783,009    1972 / NA         266,840       $40
InteliCoat Technologies - Matthews, NC          10,218,519    1963 / NA         229,479       $45
A.R.E., Inc. - Massillon, OH                     9,866,639    1995 / NA         243,000       $41
The Durcon Company - Canton, MI                  8,356,111   1977 / 1998        126,904       $66
Buchanan Visual Communications - Farmers
  Branch, TX                                     6,992,269    1997 / NA          75,709       $92
Humanetics II, LTD - Carrollton, TX              4,660,139    1977 / NA         109,817       $42
Holm Industries - Aurora, OH                     4,491,204    1984 / NA         112,710       $40
Humanetics II, LTD - Mc Allen, TX                3,922,593    1999 / NA          92,573       $42
Holm Industries - Fort Smith, AR                 2,946,065    1966 / NA         107,560       $27
Humanetics II, LTD - Manor, TX                   1,924,213    1988 / NA          45,120       $43
Holm Industries - Evansville, IN                   888,764   1964 / 1999         30,080       $30
                                             -------------                    ---------
TOTAL/AVERAGE                                $  89,000,000                    2,102,814       $42
                                             =============                    =========
----------------------------------------------------------------------------------------------------

                                                                                                       APPRAISED
                                                          UNDERWRITTEN    UNDERWRITTEN   APPRAISAL       VALUE
PROPERTY NAME                                 OCCUPANCY     OCCUPANCY    NET CASH FLOW     VALUE        PER SF
----------------------------------------------------------------------------------------------------------------

InteliCoat Technologies - South Hadley, MA       100.0%        95.0%       $1,036,192   $ 16,450,000     $ 37
Summa Technology, Inc. - Huntsville, AL          100.0%        95.0%        1,001,741     16,250,000     $ 74
American Bedding - Tampa, FL                     100.0%        95.0%          917,853     14,700,000     $ 55
InteliCoat Technologies - Matthews, NC           100.0%        95.0%          873,400     13,800,000     $ 60
A.R.E., Inc. - Massillon, OH                     100.0%        95.0%          837,605     13,800,000     $ 57
The Durcon Company - Canton, MI                  100.0%        95.0%          710,003     11,400,000     $ 90
Buchanan Visual Communications - Farmers
  Branch, TX                                     100.0%        95.0%          593,791      9,450,000     $125
Humanetics II, LTD - Carrollton, TX              100.0%        95.0%          417,214      6,300,000     $ 57
Holm Industries - Aurora, OH                     100.0%        95.0%          381,447      6,100,000     $ 54
Humanetics II, LTD - Mc Allen, TX                100.0%        95.0%          348,131      5,300,000     $ 57
Holm Industries - Fort Smith, AR                 100.0%        95.0%          250,230      4,100,000     $ 38
Humanetics II, LTD - Manor, TX                   100.0%        95.0%          169,679      2,600,000     $ 58
Holm Industries - Evansville, IN                 100.0%        95.0%           80,339      1,200,000     $ 40
                                                                           ----------   ------------
TOTAL/AVERAGE                                    100.0%        95.0%       $7,617,626   $121,450,000     $ 58
                                                                           ==========   ============
----------------------------------------------------------------------------------------------------------------

*     Occupancy as of June 8, 2007, for A.R.E., Inc. -- Massillon, OH,
      InteliCoat Technologies - South Hadley, MA, Summa Technology, Inc. --
      Huntsville, AL, American Bedding -- Tampa, FL, and InteliCoat Technologies
      - Matthews, NC, June 6, 2007, for The Durcan Company -- Canton, MI, June
      7, 2007, for Humanetics II, LTD -- Manor, TX, Humanetics II, LTD --
      Carrollton, TX, Humanetics II, LTD -- McAllen, TX, Holm Industries --
      Aurora, OH and Buchanan Visual Communications -- Farmers Branch, TX, and
      June 12, 2007, for Holm Industries -- Fort Smith, AR and Holm Industries
      -- Evansville IN.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       82

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                        CENTRAL / EASTERN INDUSTRIAL POOL
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                     TENANT SUMMARY
-----------------------------------------------------------------------------------------
                                                                                 % OF NET
                                                   RATINGS        NET RENTABLE   RENTABLE
TENANT                                        FITCH/MOODY'S/S&P     AREA (SF)      AREA
-----------------------------------------------------------------------------------------

MAJOR TENANTS
Intelicoat Technologies -- South Hadley, MA        NR/NR/NR           443,006       21.1%
American Bedding Industries -- Tampa, FL ...       NR/NR/NR           266,840       12.7
A.R.E. Accessories, Inc. -- Massillon, OH ..       NR/NR/NR           243,000       11.6
Intelicoat Technologies - Matthews, NC .....       NR/NR/NR           229,479       10.9
Summa Technology, Inc. -- Huntsville, AL ...       NR/NR/NR           220,016       10.5
The Durcon Company -- Canton, MI ...........       NR/NR/NR           126,904        6.0
Holm Industries, Inc. -- Aurora, OH ........       NR/NR/NR           112,710        5.4
Humanetics II, Ltd -- Farmer Branch, TX ....       NR/NR/NR           109,817        5.2
Holm Industries, Inc. -- Ft Smith, AR ......       NR/NR/NR           107,560        5.1
Humanetics II, Ltd. -- McAllen, TX .........       NR/NR/NR            92,573        4.4
                                                                    ---------      -----
 TOTAL MAJOR TENANTS .......................                        1,951,905       92.8%

NON-MAJOR TENANTS ..........................                          150,909        7.2
                                                                    ---------      -----
OCCUPIED TOTAL .............................                        2,102,814      100.0%

VACANT SPACE ...............................                                0        0.0
                                                                    ---------      -----
PROPERTY TOTAL .............................                        2,102,814      100.0%
                                                                    =========      =====
-----------------------------------------------------------------------------------------

                                                                           % OF
                                                BASE     ANNUAL BASE   TOTAL ANNUAL       LEASE
TENANT                                        RENT PSF       RENT       BASE RENT      EXPIRATION
---------------------------------------------------------------------------------------------------

MAJOR TENANTS
Intelicoat Technologies -- South Hadley, MA    $ 2.61     $1,157,657       13.6%       August 2020
American Bedding Industries -- Tampa, FL ...   $ 3.86      1,028,990       12.1       February 2025
A.R.E. Accessories, Inc. -- Massillon, OH ..   $ 3.88        942,516       11.1       October 2024
Intelicoat Technologies - Matthews, NC .....   $ 4.22        967,560       11.4         May 2020
Summa Technology, Inc. -- Huntsville, AL ...   $ 5.02      1,104,568       13.0       October 2020
The Durcon Company -- Canton, MI ...........   $ 6.15        780,714        9.2       November 2019
Holm Industries, Inc. -- Aurora, OH ........   $ 3.80        428,463        5.1        April 2020
Humanetics II, Ltd -- Farmer Branch, TX ....   $ 4.21        462,138        5.4         July 2018
Holm Industries, Inc. -- Ft Smith, AR ......   $ 2.66        286,526        3.4        April 2020
Humanetics II, Ltd. -- McAllen, TX .........   $ 4.21        389,571        4.6         June 2018
                                                          ----------      -----
 TOTAL MAJOR TENANTS .......................   $ 3.87     $7,548,704       89.0%

NON-MAJOR TENANTS ..........................   $ 6.19        934,775       11.0
                                                          ----------      -----
OCCUPIED TOTAL .............................   $ 4.03     $8,483,479      100.0%
                                                          ==========      =====
VACANT SPACE ...............................

PROPERTY TOTAL .............................
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                        LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------
                           WA BASE                                CUMULATIVE %   % OF BASE   CUMULATIVE %
             # OF LEASES   RENT/SF    TOTAL SF    % OF TOTAL SF      OF SF         RENT      OF BASE RENT
   YEAR       EXPIRING     EXPIRING   EXPIRING      EXPIRING*      EXPIRING*     EXPIRING*    EXPIRING*
---------------------------------------------------------------------------------------------------------

   2017           0         $ 0.00            0        0.0%            0.0%         0.0%          0.0%
   2018           3         $ 4.21      247,510       11.8%           11.8%        12.3%         12.3%
   2019           2         $ 7.08      202,613        9.6%           21.4%        16.9%         29.2%
   2020           6         $ 3.53    1,142,851       54.3%           75.8%        47.6%         76.8%
   2021           0         $ 0.00            0        0.0%           75.8%         0.0%         76.8%
   2022           0         $ 0.00            0        0.0%           75.8%         0.0%         76.8%
   2023           0         $ 0.00            0        0.0%           75.8%         0.0%         76.8%
   2024           1         $ 3.88      243,000       11.6%           87.3%        11.1%         87.9%
   2025           1         $ 3.86      266,840       12.7%          100.0%        12.1%        100.0%
Thereafter        0         $ 0.00            0        0.0%          100.0%         0.0%        100.0%
  Vacant          0           NA              0        0.0%          100.0%         0.0%        100.0%
---------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       83

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                        CENTRAL / EASTERN INDUSTRIAL POOL
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Central/Eastern Industrial Pool Loan")
      is secured by first mortgages or deeds of trust encumbering 13, single tenant, industrial properties located throughout the United States. The
      Central/Eastern Industrial Pool Loan represents approximately 2.5% of the
      Cut-Off Date Pool Balance. The Central/Eastern Industrial Pool Loan was
      originated on June 22, 2007 and has a principal balance as of the Cut-Off
      Date of $89,000,000. The Central/Eastern Industrial Pool Loan, dated June
      22, 2007, is a portion of a whole loan with an original principal balance of $108,000,000. The other loan related to the Central/Eastern Industrial
      Pool Loan is evidenced by a separate subordinate note, dated June 22,
      2007, (the "Central/Eastern Industrial Pool Subordinate Companion Loan"
      with an original principal balance of $19,000,000 and, together with the
      Central/Eastern Industrial Pool Loan, comprise the "Central/Eastern
      Industrial Pool Whole Loan"). The Central/Eastern Industrial Pool
      Subordinate Companion Loan will not be an asset of the Trust Fund. The
      Central/Eastern Industrial Pool Loan and the Central/Eastern Industrial
      Pool Subordinate Companion Loan are governed by an intercreditor and servicing agreement, as described in the Prospectus Supplement under
      "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement. The
      Central/Eastern Industrial Pool Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

      The Central/Eastern Industrial Pool Loan has a remaining term of 119 months and matures on July 11, 2017. The Central/Eastern Industrial Pool
      Loan may be prepaid on or after May 11, 2017, and permits defeasance with
      United States government obligations beginning 2 years after the Closing
      Date.

o     THE BORROWERS. The borrowers are 11 limited partnerships, each special purpose entities. Each borrower is controlled by Lakestar Properties.
      Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Central/Eastern Industrial Pool
      Loan. Lakestar Properties, a real estate investment firm led by Mark
      Frankel, has acquired approximately 30 office, retail and multifamily properties along the East and West Coasts valued at approximately
      $450,500,000. Mr. Frankel is the Chairman and CEO of International Assets
      Advisory, LLC, a global securities dealer, and Global Assets Advisory,
      LLC, a registered investment advisor specializing in money management of high net worth individuals.

o     THE PROPERTIES. The Mortgaged Properties consist of 13, single tenant, industrial properties located throughout the United States. As of June
      2007, the occupancy rate for the Mortgaged Properties securing the
      Central/Eastern Industrial Pool Loan was approximately 100.0%. The
      Mortgaged Properties contain, in the aggregate, approximately 2,102,814 square feet of industrial space.

o     LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o     RELEASES. The release of an individual Mortgaged Property will be permitted subject to the satisfaction of certain conditions as set forth in the related Mortgage Loan documents including, but not limited to, the following: (i) no event of default shall have occurred and be continuing and (ii) payment of an amount equal to the greater of (a) the amount which is necessary to defease a sum equal to 100% of the net sales proceeds from the sale of the cross-collateralized property being released, (b) 120% of the allocated loan amount with respect to the cross-collateralized property being released and (c) such amount as would cause the Aggregate
      Debt Service Coverage ratio (as defined in the related Mortgage Loan documents) after the release to equal or exceed the Aggregate Debt Service
      Coverage ratio prior to release or at origination, whichever is higher.

o     MANAGEMENT. The Mortgaged Properties are managed by Lakestar Properties,
      LLC, the sponsor.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       84

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                 THE RENAISSANCE
--------------------------------------------------------------------------------

                          [3 PHOTOS OF THE RENAISSANCE]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       85

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                 THE RENAISSANCE
--------------------------------------------------------------------------------

                            [MAP OF THE RENAISSANCE]

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       86

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                 THE RENAISSANCE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $84,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.3%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                        The Moinan Group
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.670%
MATURITY DATE                                                      May 11, 2012
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                            60 / IO
REMAINING TERM / AMORTIZATION                                           57 / IO
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
  TAX / INSURANCE                          Yes
  ENGINEERING                         $322,457
  DEBT SERVICE(1)                   $2,000,000

ONGOING ANNUAL RESERVES
  TAX / INSURANCE                          Yes
  REPLACEMENT                          $22,100
  DEBT SERVICE(1)                          Yes

ADDITIONAL FINANCING                    B-Note                       $9,000,000

                                                                      WHOLE
                                   TRUST ASSET                    MORTGAGE LOAN
                                   -----------                    -------------
CUT-OFF DATE BALANCE               $84,000,000                     $93,000,000
CUT-OFF DATE BALANCE / UNIT         $380,090                        $420,814
CUT-OFF DATE LTV                      71.2%                           78.8%
MATURITY DATE LTV                     71.2%                           78.8%
UW DSCR ON NCF(2)                     1.35x                           1.22x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                           New York, NY
PROPERTY TYPE                                        Multifamily - Conventional
SIZE (UNITS)                                                                221
OCCUPANCY AS OF JULY 17, 2007                                             97.3%
YEAR BUILT / YEAR RENOVATED                                         1931 / 1999
APPRAISED VALUE                                                    $118,000,000
PROPERTY MANAGEMENT                         Douglas Elliman Property Management
UW ECONOMIC OCCUPANCY                                                     97.0%
UW REVENUES                                                          $9,701,394
UW TOTAL EXPENSES                                                    $3,247,284
UW NET OPERATING INCOME (NOI)                                        $6,454,110
UW NET CASH FLOW (NCF)(2)                                            $6,409,910
--------------------------------------------------------------------------------

(1)   Funds held in the debt service reserve account will be released as needed to cover any debt service shortfall. On the earlier of (i) November 11,
      2008, or (ii) the reserve balances falling below $250,000, and each one year anniversary thereafter until the Mortgage Property achieves a debt service ratio of 1.20x for 2 consecutive quarters, the borrower is required to deposit an amount determined by the mortgagee that when added to the Rent will reasonably provide for a debt service ratio of 1.10x for the subsequent 12 month period.

(2)   The UW NCF was derived based on certain assumptions, including that leases rolling during the loan term would be marked to market rents. If such rental rates are not achieved, then the NCF for the Mortgaged Property will be negatively affected. The "as-is" DSCR for the Trust Asset is 1.09x and Whole Mortgage Loan is 0.98x.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       87

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                 THE RENAISSANCE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                      UNIT MIX
------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE     APPROXIMATE
            UNIT MIX                NO. OF UNITS   UNIT SIZE (SF)    NRA (SF)     % OF NRA     MARKET RENT
------------------------------------------------------------------------------------------------------------

Studio ..........................       182              642          116,927       76.1%    $         2,509
1 BR ............................        32              844           27,022       17.6     $         3,383
2 BR ............................         6            1,112            6,673        4.3     $         4,066
4 BR ............................         1            3,084            3,084        2.0     $        11,000
                                        ---                           -------      -----
 TOTAL/WEIGHTED AVERAGE .........       221              696          153,706      100.0%    $2,716/$3.91/SF
                                        ===                           =======      =====
------------------------------------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan ("The Renaissance Loan") is secured by a first mortgage encumbering a 221-unit multifamily complex located in New York,
      New York. The Renaissance Loan represents approximately 2.3% of the
      Cut-Off Date Pool Balance. The Renaissance Loan was originated on April
      24, 2007, and has a principal balance as of the Cut-Off Date of
      $84,000,000. The Renaissance Loan, dated April 24, 2007, is a portion of a whole loan with an original principal balance of $93,000,000. The other loan related to the Renaissance Loan is evidenced by a separate subordinate note, dated April 24, 2007, (the "Renaissance Subordinate
      Companion Loan" with an original principal balance of $9,000,000 and, together with the Renaissance Loan, comprise the "Renaissance Whole
      Loan"). The Renaissance Subordinate Companion Loan will not be an asset of the Trust Fund. The Renaissance Loan and the Renaissance Subordinate
      Companion Loan are governed by an intercreditor and servicing agreement, as described in the Prospectus Supplement under "DESCRIPTION OF THE
      MORTGAGE POOL--Co-Lender Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement. The Renaissance Loan provides for interest-only payments for the entire loan term.

      The Renaissance Loan has a remaining term of 57 months and matures on May
      11, 2012. The Renaissance Loan may be prepaid on or after March 11, 2012, and permits defeasance with United States government obligations beginning
      2 years after the Closing Date.

o     THE BORROWER. The borrower is 100 John Mazal LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Renaissance Loan. The sponsor of the borrower is The Moinian Group, a development firm headed by
      Joseph Moinian, which owns and manages over $8 billion in assets and has been actively involved in greater New York commercial real estate for over
      15 years. The Moinian Group currently owns and controls a portfolio of approximately 20 million square feet of office, industrial, retail, residential, and hotel properties throughout the United States and abroad, including approximately 13 million square feet in Manhattan.

o     THE PROPERTY. The Mortgaged Property is a 221-unit complex of residential condominiums, situated on floors 14 to 34 of a 34-story mixed-use building located in New York, New York. The building in which the Mortgaged
      Property is located consists of residential use on the upper floors and office and retail uses on the lower floors, and is situated on approximately 0.3 acres. The Mortgaged Property was constructed in 1931 and renovated in 1999. Common area amenities include a swimming pool, two laundry rooms, a concierge, a health club and storage closets. Individual unit amenities include gas stoves, refrigerators, dishwashers, microwaves and washer/dryer. As of July 17, 2007, the occupancy rate for the
      Mortgaged Property securing The Renaissance Loan was approximately 97.3%.

o     LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

o     PROPERTY MANAGEMENT. Douglas Elliman Property Management is the property manager for the Mortgaged Property securing The Renaissance Loan. Douglas
      Elliman Property Management, headquartered in Manhattan, offers expert management of co-op, condominium and rental properties throughout the five boroughs of New York City, Long Island, Weschester County and Northern New
      Jersey.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       88

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       89

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                            84 LUMBER INDUSTRIAL POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                       BCRE
CUT-OFF DATE BALANCE (1)                                           $ 75,008,971
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.1%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                          The Spirit Finance Corporation
TYPE OF SECURITY                                                            Fee
PARTIAL RELEASE / SUBSTITUTION(2)                                           Yes
MORTGAGE RATE                                                           6.1720%
MATURITY DATE                                                     May 5th, 2017
AMORTIZATION TYPE                                                       Balloon
INTEREST ONLY PERIOD                                                         24
ORIGINAL TERM / AMORTIZATION                                            120/360
REMAINING TERM / AMORTIZATION                                           117/360
LOCKBOX                                                                    Hard

UP-FRONT RESERVES
  TAX / INSURANCE                               None
  ENGINEERING / REPLACEMENT(3)            $2,458,685

ONGOING ANNUAL RESERVES
  TAX / INSURANCE(4)                       Springing

ADDITIONAL FINANCING(5)        Pari Passu Debt                      $75,008,971

                                                               PARI PASSU NOTES
                                                               ----------------
CUT-OFF DATE BALANCE                                               $150,017,942
CUT-OFF DATE BALANCE / SF                                                   $43
CUT-OFF DATE LTV                                                          68.5%
MATURITY DATE LTV                                                         61.0%
UW DSCR ON NCF                                                            1.57x
--------------------------------------------------------------------------------

(1)   The total balance of the 84 Lumber Industrial Pool loan is $150,017,942 as of the Cut-off Date ("Whole Loan") and consists of two pari passu notes:
      Notes A-1 with a Cut-off Date Balance of $75,008,971, and Note A-2 with a
      Cut-off Date Balance of $75,008,971. Note A-1 will be included in the trust; Note A-2 will not be included in the trust. Unless otherwise specified, all DSC ratio, LTV ratio and other calculations with respect to the 84 Lumber Pool Loan are based on both Note A-1 and Note A-2.

(2)   The release of an individual Mortgaged Property will be permitted through partial defeasance after expiration of a lock-out period subject to satisfaction of certain conditions as set forth in the loan documents including, but not limited to (i) a portion of the loan defeased in the amount of 100% of the allocated loan amount for "dark" properties (which is limited to 10% of the original loan amount) or 125% of the allocated loan amount for occupied properties and (ii) the DSC ratio must be at least equal to the greater of the DSC ratio at release or the DSC ratio at origination.

      The borrower may substitute Mortgaged Properties subject to satisfaction of certain conditions as set forth in the loan documents including, but not limited to (i) the aggregate allocated loan amount shall not exceed
      30% of the original loan amount, (ii) the DSC ratio must be at least equal to the greater of the DSC ratio at substitution or the DSC ratio at origination, and (iii) receipt of rating agency confirmation after 10% of properties based on allocated loan amounts have been substituted.

(3)   An Engineering/Replacement Reserve was funded at closing for post-construction costs at 7 Mortgaged Properties as well as 125% of the engineer's estimated immediate repairs.

(4)   Reserve accounts for (i) annual real estate taxes and (ii) annual insurance premiums, will be required if the EBITDA ratio for the tenant is less than or equal to 1.25x or if certain other conditions specified in the related loan documents are not met; provided, however, the requirement for reserve accounts may be satisfied by posting a letter of credit meeting the conditions contained in the loan documents.

(5)   No additional secured debt may be placed on the properties, however, the
      Spirit Finance Corporation or an affiliate may pledge, directly or indirectly, equity interests in the borrower to secure a line of credit, revolving credit facility or other corporate facility.

                      [PHOTO OF 84 LUMBER INDUSTRIAL POOL]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                               54
LOCATION                                                                Various
PROPERTY TYPE                                                        Industrial
SIZE (SF)                                                             3,458,528
OCCUPANCY AS OF 8/1/07                                                   100.0%
YEAR BUILT / YEAR RENOVATED                                     Various/Various
APPRAISED VALUE                                                    $218,880,000
PROPERTY MANAGEMENT                                               Owner-Managed
UW ECONOMIC OCCUPANCY                                                     99.0%
UW REVENUES                                                         $17,731,041
UW TOTAL EXPENSES                                                      $177,310
UW NET OPERATING INCOME (NOI)                                       $17,553,730
UW NET CASH FLOW (NCF)                                              $17,207,877
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       90

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                            84 LUMBER INDUSTRIAL POOL
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                    POOL SUMMARY
-------------------------------------------------------------------------------------
                                                                          ALLOCATED
                                                          ALLOCATED        CUT-OFF
                                                          WHOLE LOAN    DATE A-1 NOTE
PROPERTY NAME                    LOCATION                  BALANCE         BALANCE
-------------------------------------------------------------------------------------

165 South Spruce Avenue ......   Rialto, CA              $  6,518,049    $ 3,259,025
275 East Willis Road .........   Chandler, AZ               5,483,112      2,741,556
6173 Arizona Farms ...........   Florence, AZ               4,249,412      2,124,706
13285 Fenway Boulevard .......   Hugo, MN                   3,906,717      1,953,359
7960 Notes Drive .............   Manassas, VA               3,831,324      1,915,662
200 84 Way ...................   Hammond, LA                3,769,639      1,884,820
101 South Bernard Road .......   Broussard, LA              3,687,393      1,843,696
3777 CR 544 East .............   Haines City, FL            3,564,023      1,782,011
436 Powerhouse Street ........   McKinney, TX               3,375,541      1,687,770
21881 Grenada Avenue .........   Lakeville, MN              3,255,598      1,627,799
550 Quality Center ...........   Wrightstown, WI            3,221,328      1,610,664
2800 15th Street East ........   Bradenton, FL              3,152,789      1,576,395
108 Madison Oaks Avenue ......   Georgetown, TX             3,002,004      1,501,002
6335 West Integrity Way ......   Post Falls, ID             2,988,296      1,494,148
1893 North Chappel Drive .....   Spanish Fork, UT           2,926,611      1,463,305
4287 Stough Road .............   Concord, NC                2,912,903      1,456,452
3147 Jim Christal Road .......   Denton, TX                 2,878,634      1,439,317
2725 East 24th Street ........   Yuma, AZ                   2,878,634      1,439,317
3800 Richard Street ..........   Moss Point, MS             2,861,499      1,430,750
4802 Roy J. Smith Drive ......   Killeen, TX                2,789,533      1,394,767
700 East Minooka Road ........   Minooka, IL                2,748,410      1,374,205
2350 West Orange Blossom
  Terrace ....................   Apopka, FL                 2,741,556      1,370,778
501 Beard Avenue .............   Modesto, CA                2,741,556      1,370,778
3874 Bethel Drive Ext ........   High Point, NC             2,724,421      1,362,211
3670 Deer Park Boulevard .....   Elkton, FL                 2,673,017      1,336,509
7107 McFarland Boulevard .....   Northport, AL              2,638,748      1,319,374
240 Yardmaster Court .........   Stephenson, VA             2,625,040      1,312,520
1073 Lincoln Avenue ..........   North Charleston, SC       2,621,613      1,310,806
11628 McCord Road ............   Huntersville, NC           2,587,343      1,293,672
111 Tennessee Way ............   Hendersonville, TN         2,484,535      1,242,268
200 McAllister Road ..........   Burleson, TX               2,467,400      1,233,700
2684 Shafer Road .............   San Benito, TX             2,467,400      1,233,700
10425 Fischer Road ...........   Von Ormy, TX               2,467,400      1,233,700
18100 FM Highway 2252 ........   San Antonio (E), TX        2,398,861      1,199,431
295 East Willis Road .........   Chandler, AZ               2,398,861      1,199,431
1780 Carson Road North .......   Fultondale, AL             2,398,861      1,199,431
184 Interstate Drive .........   Richland, MS               2,313,188      1,156,594
601 Derby Line Road ..........   Genoa, IL                  2,261,784      1,130,892
801 East Lincoln Avenue ......   Hinckley, IL               2,261,784      1,130,892
2187 Stateline Road ..........   South Haven, MS            2,261,784      1,130,892
5471 Augusta Road ............   Lexington, SC              2,244,649      1,122,324
5371 Hamilton Blvd ...........   Theodore, AL               2,244,649      1,122,324
14200 Lincoln Boulevard ......   Oklahoma City (N), OK      2,227,514      1,113,757
7401 South Sooner Road .......   Oklahoma City (S), OK      2,193,245      1,096,622
3200 Ash Avenue ..............   McAllen, TX                2,138,414      1,069,207
170 Commerce Road ............   Piperton, TN               2,124,706      1,062,353
2846 Eblen Road ..............   Chattanooga, TN            2,107,571      1,053,786
620 Belt Boulevard ...........   Fayetteville, NC           2,107,571      1,053,786
2600 Lowery Street ...........   Winston-Salem, NC          2,039,032      1,019,516
595 Alfred Thun Road .........   Clarksville, TN            1,987,628        993,814
134 Wescott Drive ............   Ranson, WV                 1,960,213        980,106
85 Industrial Way ............   Highspire, PA              1,884,820        942,410
6828 Bankhead Highway ........   Douglasville, GA           1,850,550        925,275
1380 Franklin Street .........   Rocky Mount, VA            1,370,778        685,389
                                                         ------------    -----------
TOTAL/WEIGHTED AVERAGE                                   $150,017,942    $75,008,971
                                                         ============    ===========
-------------------------------------------------------------------------------------

                                                           ALLOCATED
                                                  NET      WHOLE LOAN                              APPRAISED
                                 YEAR BUILT/   RENTABLE     BALANCE                  APPRAISED       VALUE
PROPERTY NAME                     RENOVATED      AREA        PER SF     OCCUPANCY      VALUE        PER SF
------------------------------------------------------------------------------------------------------------

165 South Spruce Avenue ......   2006 / NA        59,650      $109         100.0%   $  9,510,000     $159
275 East Willis Road .........   2005 / NA        67,728      $ 81         100.0%      8,000,000     $118
6173 Arizona Farms ...........   2006 / NA        63,120      $ 67         100.0%      6,200,000     $ 98
13285 Fenway Boulevard .......   2002 / 2005      90,000      $ 43         100.0%      5,700,000     $ 63
7960 Notes Drive .............   2005 / NA        66,000      $ 58         100.0%      5,590,000     $ 85
200 84 Way ...................   2006 / NA       114,000      $ 33         100.0%      5,500,000     $ 48
101 South Bernard Road .......   2006 / NA       102,000      $ 36         100.0%      5,380,000     $ 53
3777 CR 544 East .............   2006 / NA        73,600      $ 48         100.0%      5,200,000     $ 71
436 Powerhouse Street ........   2006 / NA        70,450      $ 48         100.0%      4,925,000     $ 70
21881 Grenada Avenue .........   2005 / NA        61,250      $ 53         100.0%      4,750,000     $ 78
550 Quality Center ...........   2006 / NA        70,450      $ 46         100.0%      4,700,000     $ 67
2800 15th Street East ........   2006 / NA        46,450      $ 68         100.0%      4,600,000     $ 99
108 Madison Oaks Avenue ......   2006 / NA        64,800      $ 46         100.0%      4,380,000     $ 68
6335 West Integrity Way ......   2005 / NA        68,050      $ 44         100.0%      4,360,000     $ 64
1893 North Chappel Drive .....   2006 / NA        66,000      $ 44         100.0%      4,270,000     $ 65
4287 Stough Road .............   1990 / 2005      86,136      $ 34         100.0%      4,250,000     $ 49
3147 Jim Christal Road .......   2005 / NA        59,650      $ 48         100.0%      4,200,000     $ 70
2725 East 24th Street ........   2006 / NA        66,000      $ 44         100.0%      4,200,000     $ 64
3800 Richard Street ..........   2006 / NA        94,450      $ 30         100.0%      4,175,000     $ 44
4802 Roy J. Smith Drive ......   2006 / NA        66,000      $ 42         100.0%      4,070,000     $ 62
700 East Minooka Road ........   2006 / NA        58,800      $ 47         100.0%      4,010,000     $ 68
2350 West Orange Blossom
  Terrace ....................   2005 / NA        40,864      $ 67         100.0%      4,000,000     $ 98
501 Beard Avenue .............   2005 / NA        59,650      $ 46         100.0%      4,000,000     $ 67
3874 Bethel Drive Ext ........   2006 / NA        58,450      $ 47         100.0%      3,975,000     $ 68
3670 Deer Park Boulevard .....   2005 / NA        58,800      $ 45         100.0%      3,900,000     $ 66
7107 McFarland Boulevard .....   2006 / NA        78,000      $ 34         100.0%      3,850,000     $ 49
240 Yardmaster Court .........   2006 / NA        83,250      $ 32         100.0%      3,830,000     $ 46
1073 Lincoln Avenue ..........   2005 / NA        57,850      $ 45         100.0%      3,825,000     $ 66
11628 McCord Road ............   2006 / NA        55,200      $ 47         100.0%      3,775,000     $ 68
111 Tennessee Way ............   2006 / NA        64,250      $ 39         100.0%      3,625,000     $ 56
200 McAllister Road ..........   2006 / NA        51,250      $ 48         100.0%      3,600,000     $ 70
2684 Shafer Road .............   2006 / NA        70,450      $ 35         100.0%      3,600,000     $ 51
10425 Fischer Road ...........   2006 / NA        58,450      $ 42         100.0%      3,600,000     $ 62
18100 FM Highway 2252 ........   2004 / NA        58,450      $ 41         100.0%      3,500,000     $ 60
295 East Willis Road .........   2005 / NA        27,720      $ 87         100.0%      3,500,000     $126
1780 Carson Road North .......   2007 / NA        66,000      $ 36         100.0%      3,500,000     $ 53
184 Interstate Drive .........   2005 / NA        58,450      $ 40         100.0%      3,375,000     $ 58
601 Derby Line Road ..........   2005 / NA        56,950      $ 40         100.0%      3,300,000     $ 58
801 East Lincoln Avenue ......   2005 / NA        64,750      $ 35         100.0%      3,300,000     $ 51
2187 Stateline Road ..........   2005 / NA        56,400      $ 40         100.0%      3,300,000     $ 59
5471 Augusta Road ............   2006 / NA        58,450      $ 38         100.0%      3,275,000     $ 56
5371 Hamilton Blvd ...........   2006 / NA        76,700      $ 29         100.0%      3,275,000     $ 43
14200 Lincoln Boulevard ......   2005 / NA        51,250      $ 43         100.0%      3,250,000     $ 63
7401 South Sooner Road .......   1980 / 2005      68,800      $ 32         100.0%      3,200,000     $ 47
3200 Ash Avenue ..............   2005 / NA        51,250      $ 42         100.0%      3,120,000     $ 61
170 Commerce Road ............   2006 / NA        58,450      $ 36         100.0%      3,100,000     $ 53
2846 Eblen Road ..............   2006 / NA        58,450      $ 36         100.0%      3,075,000     $ 53
620 Belt Boulevard ...........   2006 / NA        58,450      $ 36         100.0%      3,075,000     $ 53
2600 Lowery Street ...........   2005 / NA        51,250      $ 40         100.0%      2,975,000     $ 58
595 Alfred Thun Road .........   2005 / NA        51,250      $ 39         100.0%      2,900,000     $ 57
134 Wescott Drive ............   2005 / NA        63,600      $ 31         100.0%      2,860,000     $ 45
85 Industrial Way ............   2005 / NA        53,650      $ 35         100.0%      2,750,000     $ 51
6828 Bankhead Highway ........   2005 / NA        40,650      $ 46         100.0%      2,700,000     $ 66
1380 Franklin Street .........   1968 / 2005      76,560      $ 18         100.0%      2,000,000     $ 26
                                               ---------                            ------------
TOTAL/WEIGHTED AVERAGE                         3,458,528      $ 43         100.0%   $218,880,000     $ 63
                                               =========                            ============
------------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       91

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                            84 LUMBER INDUSTRIAL POOL
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                       TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------
                                                          % OF NET        BASE     ANNUAL BASE
TENANT                             NET RENTABLE AREA   RENTABLE AREA    RENT PSF      RENT       OCCUPANCY   LEASE EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------

84 Lumber Company ..............       3,458,528            100%         $ 5.18    $17,910,142    100.0%        April 2027
                                       ---------            ---          ------    -----------    -----
TOTAL/WEIGHTED AVERAGE .........       3,458,528            100%         $ 5.18    $17,910,142    100.0%
                                       =========            ===          ======    ===========    =====
-----------------------------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       92

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       93

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                FORT 1 PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $64,800,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.8%
NUMBER OF MORTGAGE LOANS                                                      5
LOAN PURPOSE                                                        Acquisition
SPONSOR                                     Cole Credit Property Trust II, Inc.
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.550%
MATURITY DATE                                                   August 11, 2017
AMORTIZATION TYPE                                             Interest-Only ARD
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          120 / IO
LOCKBOX*                                                              Springing

UP-FRONT RESERVES                         None

ONGOING ANNUAL RESERVES
  TAX / INSURANCE                    Springing
  EDS LEASE TERMINATION
    ESCROW                           Springing

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $64,800,000
CUT-OFF DATE BALANCE/SF                                                     $48
CUT-OFF DATE LTV                                                          75.0%
MATURITY DATE LTV                                                         75.0%
UW DSCR ON NCF                                                            1.50x
--------------------------------------------------------------------------------

*     A lockbox will be required upon certain conditions as specified in the related Mortgage Loan documents.

                           [PHOTO OF FORT 1 PORTFOLIO]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                5
LOCATION                                                                Various
PROPERTY TYPE                                                           Various
SIZE (SF)                                                             1,345,131
OCCUPANCY AS OF JUNE 2007                                                100.0%
YEAR BUILT / YEAR RENOVATED                                        Various / NA
APPRAISED VALUE                                                     $86,400,000
PROPERTY MANAGEMENT                                                Self-Managed
UW ECONOMIC OCCUPANCY                                                     95.9%
UW REVENUES                                                          $7,583,351
UW TOTAL EXPENSES                                                    $2,033,574
UW NET OPERATING INCOME (NOI)                                        $5,549,777
UW NET CASH FLOW (NCF)                                               $5,384,045
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       94

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                FORT 1 PORTFOLIO
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                   PORTFOLIO SUMMARY
----------------------------------------------------------------------------------------
                                                          ALLOCATED
                                                           CUT-OFF                NET
                                      PROPERTY              DATE        YEAR   RENTABLE
       PROPERTY NAME                    TYPE               BALANCE     BUILT   AREA (SF)
----------------------------------------------------------------------------------------

Circuit City Distribution
  Center -- Groveland, FL   Industrial -- Distribution   $20,250,000   1999      706,560
EDS Building -- West               Industrial --
  Valley, UT                 Warehouse / Distribution     18,000,000   1993      406,101
Lowe's Home
  Improvement Store --
  Cincinnati, OH              Retail -- Single Tenant     13,800,000   1998      129,044
Kohl's -- Lake Zurich, IL     Retail -- Single Tenant      9,075,000   2000       88,306
Walgreens -- Fort Worth,
  TX                          Retail -- Single Tenant      3,675,000   1999       15,120
                                                         -----------           ---------
TOTAL / AVERAGE                                          $64,800,000           1,345,131
                                                         ===========           =========
----------------------------------------------------------------------------------------

                            CUT-OFF
                              DATE                               UNDERWRITTEN                 APPRAISED
                            BALANCE               UNDERWRITTEN     NET CASH      APPRAISED      VALUE
       PROPERTY NAME         PER SF   OCCUPANCY    OCCUPANCY         FLOW          VALUE       PER SF
-------------------------------------------------------------------------------------------------------

Circuit City Distribution
  Center -- Groveland, FL    $ 29       100%          95.0%        $1,605,015   $27,000,000     $ 38
EDS Building -- West
  Valley, UT                 $ 44       100%          95.0%         1,499,890    24,000,000     $ 59
Lowe's Home
  Improvement Store --
  Cincinnati, OH             $107       100%         100.0%         1,196,733    18,400,000     $143
Kohl's -- Lake Zurich, IL    $103       100%         100.0%           782,157    12,100,000     $137
Walgreens -- Fort Worth,
  TX                         $243       100%         100.0%           300,250     4,900,000     $324
                                                                   ----------   -----------
TOTAL / AVERAGE              $ 48       100%          95.9%        $5,384,045   $86,400,000     $ 64
                                                                   ==========   ===========
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                               PORTFOLIO TENANT SUMMARY
--------------------------------------------------------------------------------------
                                                                             % OF NET
                                              RATINGS*        NET RENTABLE    RENTABLE
TENANT                                    FITCH/MOODY'S/S&P     AREA (SF)       AREA
--------------------------------------------------------------------------------------

MAJOR TENANTS
 Circuit City Stores, Inc. ............       NR/NR/NR            706,560       52.5%
 EDS Information Services, L.L.C. .....     BBB-/Ba1/BBB-         406,101       30.2
 Lowe's Home Center, Inc. .............       A+/A1/A+            129,044        9.6
 Kohl's Department Stores, Inc. .......        A/A3/A-             88,306        6.6
 Walgreen Co. .........................       NR/Aa3/A+            15,120        1.1
                                                                ---------      -----
 TOTAL MAJOR TENANTS ..................                         1,345,131      100.0%
NON-MAJOR TENANTS .....................                                 0        0.0
                                                                ---------      -----
OCCUPIED TOTAL ........................                         1,345,131      100.0%

VACANT SPACE ..........................                                 0        0.0
                                                                ---------      -----
PROPERTY TOTAL ........................                         1,345,131      100.0%
                                                                =========      =====
--------------------------------------------------------------------------------------

                                                       ANNUAL         % OF
                                            BASE        BASE      TOTAL ANNUAL       LEASE
TENANT                                    RENT PSF      RENT       BASE RENT       EXPIRATION
-----------------------------------------------------------------------------------------------

MAJOR TENANTS
 Circuit City Stores, Inc. ............    $ 2.59    $1,830,075       31.2%       August 2021
 EDS Information Services, L.L.C. .....    $ 4.17     1,692,689       28.9         July 2016
 Lowe's Home Center, Inc. .............    $ 9.51     1,227,509       21.0       February 2019
 Kohl's Department Stores, Inc. .......    $ 9.07       800,902       13.7        August 2020
 Walgreen Co. .........................    $20.23       305,842        5.2       November 2059
                                                     ----------      -----
 TOTAL MAJOR TENANTS ..................    $ 4.35    $5,857,017      100.0%
NON-MAJOR TENANTS .....................    $ 0.00             0        0.0
                                                     ----------      -----
OCCUPIED TOTAL ........................    $ 4.35    $5,857,017      100.0%
                                                     ==========      =====
VACANT SPACE ..........................

PROPERTY TOTAL ........................
-----------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

---------------------------------------------------------------------------------------------------------
                                        LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------
                           WA BASE                                CUMULATIVE %   % OF BASE   CUMULATIVE %
             # OF LEASES   RENT/SF    TOTAL SF    % OF TOTAL SF      OF SF         RENT      OF BASE RENT
   YEAR       EXPIRING     EXPIRING   EXPIRING      EXPIRING*      EXPIRING*     EXPIRING*    EXPIRING*
---------------------------------------------------------------------------------------------------------

   2016           1         $ 4.17    406,101         30.2%           30.2%         28.9%        28.9%
   2017           0         $ 0.00          0          0.0%           30.2%          0.0%        28.9%
   2018           0         $ 0.00          0          0.0%           30.2%          0.0%        28.9%
   2019           1         $ 9.51    129,044          9.6%           39.8%         21.0%        49.9%
   2020           1         $ 9.07     88,306          6.6%           46.3%         13.7%        63.5%
   2021           1         $ 2.59    706,560         52.5%           98.9%         31.2%        94.8%
   2059           1         $20.23     15,120          1.1%          100.0%          5.2%       100.0%
Thereafter        0         $ 0.00          0          0.0%          100.0%          0.0%       100.0%
  Vacant          0           NA            0          0.0%          100.0%          0.0%       100.0%
---------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       95

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                EXCHANGE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                     Nomura
CUT-OFF DATE BALANCE                                                $62,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.7%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                              Exchange Building VAF, LLC
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.615%
MATURITY DATE                                                      May 11, 2014
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                         84
ORIGINAL TERM / AMORTIZATION                                            84 / IO
REMAINING TERM / AMORTIZATION                                           81 / IO
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
  TI / LC                           $2,800,000
  INTEREST RESERVE(1)               $1,000,000
  BASE BUILDING RESERVE             $2,000,000

ONGOING ANNUAL RESERVES
  TAX / INSURANCE                    Springing
  TI / LC(2)                               Yes
  REPLACEMENT(3)                     Springing

ADDITIONAL FINANCING(4)                                                    None

CUT-OFF DATE BALANCE                                                $62,500,000
CUT-OFF DATE BALANCE/SF                                                    $203
CUT-OFF DATE LTV                                                          77.5%
MATURITY DATE LTV                                                         77.5%
UW DSCR ON NCF                                                            1.32x
--------------------------------------------------------------------------------

(1)   At origination, $1,000,000 was escrowed to fund an Interest Reserve to be held by the mortgagee. The borrower will not be able to draw down on said funds until October 1, 2007 ("Drawdown Date"). At the Drawdown Date, funds will be disbursed to borrower upon request to be applied toward the monthly debt service payment based on the following conditions: (i) no event of default, and (ii) on a monthly basis borrower may draw the difference between the actual property cashflows and the monthly debt service in an amount not to exceed $100,000, Once the Underwritten Net
      Cashflow supports a 1.10x DSC ratio based on the actual loan constant
      (exclusive of the Interest Reserve), any remaining funds in the Interest
      Reserve will be released to borrower.

(2)   At origination, $2,800,000 was escrowed to fund a TI / LC Reserve to be held by the mortgagee. If the TI / LC Reserve falls under $1,000,000 and an event of default exists, the Borrower shall pay to the mortgagee annual deposits to the TI / LC Reserve in an amount equal to approximately
      $295,820 up to a cap of $1,500,000.

(3)   Upon an event of default, the borrower shall pay to the mortgagee annual deposits into the Replacement Reserve in favor of the mortgagee in the amount equal to approximately $128,333.

(4)   Future mezzanine debt is permitted subject to: (i) combined LTV ratio shall not exceed 77.5%, (ii) aggregate DSC ratio shall not be less than
      1.15x, (iii) an intercreditor agreement acceptable to the mortgagee, and
      (iv) other conditions as specified in the related Mortgage Loan documents.

                         [3 PHOTOS OF EXCHANGE BUILDING]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                            Seattle, WA
PROPERTY TYPE                                                     Office -- CBD
SIZE (SF)                                                               308,129
OCCUPANCY AS OF MARCH 31, 2007                                            95.5%
YEAR BUILT / YEAR RENOVATED                                         1929 / 2001
APPRAISED VALUE                                                     $80,600,000
PROPERTY MANAGEMENT                                      Ashforth Pacific, Inc.
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES                                                          $7,459,382
UW TOTAL EXPENSES                                                    $2,459,684
UW NET OPERATING INCOME (NOI)                                        $4,999,697
UW NET CASH FLOW (NCF)                                               $4,704,417
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       96

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                EXCHANGE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TENANT SUMMARY
--------------------------------------------------------------------------------
                                                                        % OF NET
                                        RATINGS(1)       NET RENTABLE   RENTABLE
TENANT                               FITCH/MOODY'S/S&P    AREA (SF)       AREA
--------------------------------------------------------------------------------

MAJOR TENANTS
  King County(2) .................      AAA/Aaa/AAA        114,072        37.0%
  aQuantive, Inc.(3) .............       NR/NR/NR           76,088        24.7
  PAR3 Communications, Inc .......       NR/NR/NR           38,115        12.4
                                                           -------       -----
  TOTAL MAJOR TENANTS ............                         228,275        74.1%

NON-MAJOR TENANTS ................                          65,890        21.4
                                                           -------       -----
OCCUPIED TOTAL ...................                         294,165        95.5%

VACANT SPACE .....................                          13,964         4.5
                                                           -------       -----
PROPERTY TOTAL ...................                         308,129       100.0%
                                                           =======       =====
--------------------------------------------------------------------------------

                                                                     % OF TOTAL
                                     BASE RENT                       ANNUAL BASE
TENANT                                  PSF       ANNUAL BASE RENT      RENT        LEASE EXPIRATION
-----------------------------------------------------------------------------------------------------

MAJOR TENANTS
  King County(2) .................    $ 30.90        $3,524,710          47.2%       September 2007
  aQuantive, Inc.(3) .............    $ 23.02         1,751,639          23.5        September 2012
  PAR3 Communications, Inc .......    $ 23.15           882,482          11.8      Multiple Spaces(4)
                                                     ----------         -----
  TOTAL MAJOR TENANTS ............    $ 26.98        $6,158,830          82.5%

NON-MAJOR TENANTS ................    $ 19.85         1,308,029          17.5
                                                     ----------         -----
OCCUPIED TOTAL ...................    $ 25.38        $7,466,860         100.0%
                                                     ==========         =====
VACANT SPACE .....................

PROPERTY TOTAL ...................
-----------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

(2)   Borrower is in discussion with various tenants to lease the majority of the King County space at rents ranging from $31.00 to $36.00 per square foot.

(3)   aQuantive, Inc. is being acquired by Microsoft Corporation.

(4)   Under the terms of multiple leases, approximately 30,712 square feet expire in June 2013 and approximately 7,403 square feet expire in December
      2007.

---------------------------------------------------------------------------------------------------------
                                        LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------
                           WA BASE                                CUMULATIVE %   % OF BASE   CUMULATIVE %
             # OF LEASES   RENT/SF    TOTAL SF    % OF TOTAL SF      OF SF         RENT      OF BASE RENT
   YEAR       EXPIRING     EXPIRING   EXPIRING      EXPIRING*      EXPIRING*     EXPIRING*    EXPIRING*
---------------------------------------------------------------------------------------------------------

   2007          12         $30.56    122,343         39.7%           39.7%         50.1%        50.1%
   2008           1         $26.87        434          0.1%           39.8%          0.2%        50.2%
   2009           0         $ 0.00          0          0.0%           39.8%          0.0%        50.2%
   2010           3         $21.63     18,395          6.0%           45.8%          5.3%        55.6%
   2011          10         $24.39     29,305          9.5%           55.3%          9.6%        65.1%
   2012           6         $23.02     76,088         24.7%           80.0%         23.5%        88.6%
   2013          10         $22.47     30,712         10.0%           90.0%          9.2%        97.8%
   2014           0         $ 0.00          0          0.0%           90.0%          0.0%        97.8%
   2015           2         $ 9.62     16,888          5.5%           95.5%          2.2%       100.0%
   2016           0         $ 0.00          0          0.0%           95.5%          0.0%       100.0%
   2017           0         $ 0.00          0          0.0%           95.5%          0.0%       100.0%
Thereafter        0         $ 0.00          0          0.0%           95.5%          0.0%       100.0%
  Vacant          0          NA        13,964          4.5%          100.0%          0.0%       100.0%
--------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       97

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                            NORDIC COLD STORAGE POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                       BCRE
CUT-OFF DATE BALANCE(1)                                             $55,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.5%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR(2)                                        Corporate Property Associates
                                                         16-Global Incorporated
TYPE OF SECURITY                                                            Fee
PARTIAL RELEASE / SUBSTITION(3)                                             Yes
MORTGAGE RATE                                                            5.980%
MATURITY DATE                                                     March 1, 2017
AMORTIZATION TYPE                                                       Balloon
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                          120 / 360
REMAINING TERM / AMORTIZATION                                         115 / 360
LOCKBOX                                                                    Hard

UP-FRONT RESERVES                  None

ONGOING ANNUAL RESERVES
  TAX / INSURANCE(4)               Springing
  REPLACEMENT(5)                   Springing
  TI / LC(5)                       Springing

ADDITIONAL FINANCING               B-Note                           $10,000,000

                                   TRUST ASSET                    MORTGAGE LOAN
                                   -----------                    -------------
CUT-OFF DATE BALANCE               $55,500,000                     $65,500,000
CUT-OFF DATE BALANCE / SF              $42                             $50
CUT-OFF DATE LTV                      62.9%                           74.2%
MATURITY DATE LTV                     58.8%                           69.4%
UW DSCR ON NCF                        1.45x                           1.23x
--------------------------------------------------------------------------------

(1)   The total balance of the Nordic Cold Storage Pool loan is $65,500,000 as of the Cut-Off Date ("Whole Loan") and consists of a senior A Note with a
      Cut-Off Date Balance of $55,500,000 and a subordinate B Note with a
      Cut-Off Date Balance of $10,000,000. Unless otherwise specified, all DSC ratio, LTV ratio and other calculations with respect to the Nordic Cold
      Storage Loan are based on the A Note and exclude the B Note.

(2)   Affiliates of the sponsor are subjects of an SEC investigation. For more information, see "Risk Factors--Litigation May Have Adverse Effect on
      Borrowers" in the prospectus supplement.

(3)   The Nordic Cold Storage Pool Loan allows for release of a Mortgaged
      Property through partial defeasance after expiration of a lock-out period, subject to certain conditions including, but not limited to: (i) a portion of the Mortgage Loan is defeased in the amount of 120% of the allocated loan amount, (ii) a minimum DSC ratio of 1.25x, and (iii) a maximum LTV ratio of 80%. The borrower will also have the one time ability during the loan term to substitute one Mortgaged Property subject to certain conditions including, but not limited to: (i) a minimum DSC ratio of 1.25x and (ii) a maximum LTV ratio of 75% on the remaining collateral. In addition, the borrower is permitted to release a portion of the Rockmart parcel comprising vacant land as to which no value was attributed.

(4)   Monthly tax and insurance reserves will be waived so long as the current tenant (or a replacement tenant) is required to pay the real estate taxes and insurance premiums directly pursuant to its lease.

(5)   Ongoing replacement reserves of $327,780 per annum, and TI / LC reserves of $130,653 per annum, will be required upon so long as the current tenant
      (or a replacement tenant) is responsible for replacements or tenant improvements, as applicable, under its lease.

                       [PHOTO OF NORDIC COLD STORAGE POOL]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                3
LOCATION                                     Doraville, Atlanta, Rockmart in GA
PROPERTY TYPE                                                        Industrial
SIZE (SF)                                                             1,306,533
OCCUPANCY AS OF AUGUST 1, 2007                                           100.0%
YEAR BUILT / YEAR RENOVATED                                   Various / Various
APPRAISED VALUE                                                     $88,300,000
PROPERTY MANAGEMENT                                               Owner-Managed
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES                                                          $6,983,570
UW TOTAL EXPENSES                                                      $740,576
UW NET OPERATING INCOME (NOI)                                        $6,242,994
UW NET CASH FLOW (NCF)                                               $5,776,465
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       98

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                            NORDIC COLD STORAGE POOL
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            POOL SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       ALLOCATED
                                                ALLOCATED                                LOAN
                                              CUT-OFF DATE                    NET       A-NOTE                             APPRAISED
                                                 A-NOTE      YEAR BUILT/   RENTABLE     BALANCE                APPRAISED     VALUE
PROPERTY NAME                   LOCATION         BALANCE      RENOVATED      AREA       PER SF     OCCUPANCY     VALUE      PER SF
------------------------------------------------------------------------------------------------------------------------------------

4300 Pleasantdale Road .....  Doraville, GA   $29,995,420    1962 / 2004     853,577      $35       100.0%    $47,700,000    $ 56
1802 Rome Highway ..........   Rockmart, GA    20,174,885    1991 / 2002     280,800      $72       100.0%     32,100,000    $114
3485 Empire Boulevard ......   Atlanta, GA      5,329,695    1959 / 2001     172,156      $31       100.0%      8,500,000    $ 49
                                              -----------                  ---------                          -----------
TOTAL/WEIGHTED AVERAGE .....                   55,500,000                  1,306,533      $42       100.0%     88,300,000    $ 68
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                              TENANT SUMMARY
-----------------------------------------------------------------------------------------------------
                             NET      % OF NET
                           RENTABLE   RENTABLE     BASE       ANNUAL
TENANT                       AREA       AREA     RENT PSF   BASE RENT    OCCUPANCY   LEASE EXPIRATION
-----------------------------------------------------------------------------------------------------

Nordic Cold Storage LLC   1,306,533     100%      $ 4.79    $6,258,293    100.0%      February 2027
-----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE    1,306,533     100%      $ 4.79    $6,258,293    100.0%
-----------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       99

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                79 MADISON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $55,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.5%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                          Kenneth Carmel
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            6.250%
MATURITY DATE                                                     July 11, 2017
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          119 / IO
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
  TAX / INSURANCE                          Yes

ONGOING ANNUAL RESERVES
  TAX / INSURANCE                          Yes
  REPLACEMENT(1)                       $35,065

ADDITIONAL FINANCING(2)                                                    None

CUT-OFF DATE BALANCE                                                $55,000,000
CUT-OFF DATE BALANCE/SF                                                    $220
CUT-OFF DATE LTV                                                          54.8%
MATURITY DATE LTV                                                         54.8%
UW DSCR ON NCF                                                            1.47x
--------------------------------------------------------------------------------

(1)   Deposits to the replacement reserve are required to maintain a balance of
      $105,194 throughout the term of the Mortgage Loan.

(2)   Future mezzanine debt is permitted subject to certain conditions including an aggregate DSC ratio of no less than 1.20x, an aggregate LTV ratio of no more than 80.0% and certain other conditions as specified in the related
      Mortgage Loan documents.

                          [PHOTO OF 79 MADISON AVENUE]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                           New York, NY
PROPERTY TYPE                                                      Office - CBD
SIZE (SF)                                                               250,463
OCCUPANCY AS OF JULY 1, 2007                                             100.0%
YEAR BUILT / YEAR RENOVATED                                         1925 / 2005
APPRAISED VALUE                                                    $100,300,000
PROPERTY MANAGEMENT                       Williams U.S.A. Realty Services, Inc.
UW ECONOMIC OCCUPANCY                                                     97.0%
UW REVENUES                                                         $10,022,231
UW TOTAL EXPENSES                                                    $4,740,506
UW NET OPERATING INCOME (NOI)                                        $5,281,725
UW NET CASH FLOW (NCF)                                               $5,056,228
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       100

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                79 MADISON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TENANT SUMMARY
--------------------------------------------------------------------------------
                                                              NET       % OF NET
                                             RATINGS        RENTABLE    RENTABLE
TENANT                                  FITCH/MOODY'S/S&P   AREA (SF)     AREA
--------------------------------------------------------------------------------

MAJOR TENANTS
Manning Salvage & Lee Inc. ..........       NR/NR/NR         88,446       35.3%
F. Schumacher & Co. .................       NR/NR/NR         70,865       28.3
Ted Moudis Associates Inc. ..........       NR/NR/NR         32,000       12.8
Morris Visitor Publications .........       NR/NR/NR         16,000        6.4
Wind-Up Entertainment Inc. ..........       NR/NR/NR         16,000        6.4
Prana Restaurant LLC ................       NR/NR/NR         14,935        6.0
                                                            -------      -----
 TOTAL MAJOR TENANTS ................                       238,246       95.1%

NON-MAJOR TENANTS ...................                        12,217        4.9
                                                            -------      -----
OCCUPIED TOTAL ......................                       250,463      100.0%

VACANT SPACE ........................                             0        0.0
                                                            -------      -----
PROPERTY TOTAL ......................                       250,463      100.0%
                                                            =======      =====
--------------------------------------------------------------------------------

                                                               % OF TOTAL
                                          BASE       ANNUAL       ANNUAL         LEASE
TENANT                                  RENT PSF   BASE RENT    BASE RENT     EXPIRATION
------------------------------------------------------------------------------------------

MAJOR TENANTS
Manning Salvage & Lee Inc. ..........   $ 36.14    $3,196,311      37.3%      March 2013
F. Schumacher & Co. .................   $ 26.50     1,877,923      21.9       April 2010
Ted Moudis Associates Inc. ..........   $ 31.70     1,014,320      11.8        July 2016
Morris Visitor Publications .........   $ 33.83       541,200       6.3      December 2016
Wind-Up Entertainment Inc. ..........   $ 36.90       590,400       6.9        May 2017
Prana Restaurant LLC ................   $ 44.83       669,500       7.8      January 2022
                                                   ----------     -----
 TOTAL MAJOR TENANTS ................   $ 33.12    $7,889,654      92.1%

NON-MAJOR TENANTS ...................   $ 55.67       680,131       7.9
                                                   ----------     -----
OCCUPIED TOTAL ......................   $ 34.22    $8,569,785     100.0%
                                                   ==========     =====
VACANT SPACE ........................

PROPERTY TOTAL ......................
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                        LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------
                           WA BASE                                CUMULATIVE %   % OF BASE   CUMULATIVE %
             # OF LEASES   RENT/SF    TOTAL SF    % OF TOTAL SF      OF SF         RENT      OF BASE RENT
   YEAR       EXPIRING     EXPIRING   EXPIRING      EXPIRING*      EXPIRING*     EXPIRING*    EXPIRING*
---------------------------------------------------------------------------------------------------------

   2007           4         $73.24     4,619           1.8%            1.8%          3.9%         3.9%
   2008           0         $ 0.00         0           0.0%            1.8%          0.0%         3.9%
   2009           0         $ 0.00         0           0.0%            1.8%          0.0%         3.9%
   2010           1         $26.50    70,865          28.3%           30.1%         21.9%        25.9%
   2011           0         $ 0.00         0           0.0%           30.1%          0.0%        25.9%
   2012           0         $ 0.00         0           0.0%           30.1%          0.0%        25.9%
   2013           3         $36.14    88,446          35.3%           65.5%         37.3%        63.2%
   2014           1         $75.50       737           0.3%           65.7%          0.6%        63.8%
   2015           0         $ 0.00         0           0.0%           65.7%          0.0%        63.8%
   2016           2         $32.41    48,000          19.2%           84.9%         18.2%        82.0%
   2017           1         $36.90    16,000           6.4%           91.3%          6.9%        88.8%
Thereafter        2         $43.85    21,796           8.7%          100.0%         11.2%       100.0%
  Vacant          0           NA           0           0.0%          100.0%          0.0%       100.0%
---------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       101

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                           SAN PALACIO APARTMENT HOMES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $45,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.2%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                                         La Terraza, LLC
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.730%
MATURITY DATE                                                     June 11, 2017
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          118 / IO
LOCKBOX                                                                    None

UP-FRONT RESERVES
 TAX                                              Yes

ONGOING ANNUAL RESERVES
 TAX                                              Yes
 INSURANCE                                  Springing

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $45,000,000
CUT-OFF DATE BALANCE/UNIT                                              $127,841
CUT-OFF DATE LTV                                                          77.6%
MATURITY DATE LTV                                                         77.6%
UW DSCR ON NCF                                                            1.21x
--------------------------------------------------------------------------------

                     [PHOTO OF SAN PALACIO APARTMENT HOMES]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                           Chandler, AZ
PROPERTY TYPE                                        Multifamily - Conventional
SIZE (UNITS)                                                                352
OCCUPANCY AS OF JULY 20, 2007                                             93.8%
YEAR BUILT / YEAR RENOVATED                                           2005 / NA
APPRAISED VALUE                                                     $58,000,000
PROPERTY MANAGEMENT                              Mark - Taylor Residential Inc.
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES                                                          $4,438,253
UW TOTAL EXPENSES                                                    $1,244,524
UW NET OPERATING INCOME (NOI)                                        $3,193,729
UW NET CASH FLOW (NCF)                                               $3,123,329
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       102

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                           SAN PALACIO APARTMENT HOMES
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                             UNIT MIX
-----------------------------------------------------------------------------------------------------------------------------------
UNIT MIX                           NO. OF UNITS   APPROXIMATE UNIT SIZE (SF)   APPROXIMATE NRA (SF)   % OF NRA       MARKET RENT
-----------------------------------------------------------------------------------------------------------------------------------

1 BR/ 1 BA ......................       64                   689                     44,096              13.5%                $850
1 BR/ 1 BA ......................       64                   708                     45,312              13.9                 $875
2 BR/ 2 BA ......................       44                 1,001                     44,044              13.5               $1,045
2 BR/ 2 BA ......................       44                 1,020                     44,880              13.7               $1,055
2 BR/ 2 BA ......................       44                 1,019                     44,836              13.7               $1,060
2 BR/ 2 BA ......................       44                 1,038                     45,672              14.0               $1,050
3 BR/ 2 BA ......................       24                 1,190                     28,560               8.7               $1,410
3 BR/ 2 BA ......................       24                 1,209                     29,016               8.9               $1,410
                                       ---                                           ------             -----
 TOTAL/WEIGHTED AVERAGE .........      352                   927                    326,416             100.0%     $1,032/$1.11/SF
                                       ===                                          =======             =====
-----------------------------------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       103

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                  560 BROADWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $40,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.1%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                           Jeffrey Gural
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.910%
MATURITY DATE                                                     June 11, 2017
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          118 / IO
LOCKBOX                                                                    None

UP-FRONT RESERVES
  TAX                                             Yes

ONGOING ANNUAL RESERVES
  TAX                                             Yes
  INSURANCE                                 Springing

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $40,000,000
CUT-OFF DATE BALANCE/SF                                                    $310
CUT-OFF DATE LTV                                                          41.8%
MATURITY DATE LTV                                                         41.8%
UW DSCR ON NCF*                                                           1.87x
--------------------------------------------------------------------------------

                             [PHOTO OF 560 BROADWAY]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                           New York, NY
PROPERTY TYPE                                                     Office -- CBD
SIZE (SF)                                                               128,956
OCCUPANCY AS OF MAY 15, 2007                                             100.0%
YEAR BUILT / YEAR RENOVATED                                         1890 / 1985
APPRAISED VALUE                                                     $95,600,000
PROPERTY MANAGEMENT                          Newmark & Company Real Estate Inc.
UW ECONOMIC OCCUPANCY                                                     96.0%
UW REVENUES                                                          $7,187,779
UW TOTAL EXPENSES                                                    $2,615,367
UW NET OPERATING INCOME (NOI)                                        $4,572,411
UW NET CASH FLOW (NCF)*                                              $4,423,986
--------------------------------------------------------------------------------

*     The UW NCF, yielding the 1.87x DSC ratio, was based upon the rent that
      Dean & Deluca will begin paying October 1, 2008. Based upon a newly executed lease, Dean & Deluca occupies approximately 10,310 square feet of ground floor retail space at a current base rent of $59.46 per square foot; however, the base rent under the lease increases to $242.48 per square foot as of October 1, 2008. Based upon the current Dean & Deluca rent, the "as-is" DSC ratio for the Mortgage Loan is 1.23x.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       104

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                  560 BROADWAY
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                  TENANT SUMMARY
---------------------------------------------------------------------------------
                                                                         % OF NET
                                           RATINGS        NET RENTABLE   RENTABLE
TENANT                                FITCH/MOODY'S/S&P     AREA (SF)      AREA
---------------------------------------------------------------------------------

MAJOR TENANTS
Dean & Deluca New York .............      NR/NR/NR            12,560         9.7%
Devachan Salon and Spa, Inc. .......      NR/NR/NR             9,250         7.2
Ann Taylor Retail Inc. .............      NR/NR/NR             7,000         5.4
Zorbit, Inc. .......................      NR/NR/NR             6,100         4.7
The Huffingtonpost.com .............      NR/NR/NR             5,950         4.6
                                                             -------       -----
 TOTAL MAJOR TENANTS ...............                          40,860        31.7%
NON-MAJOR TENANTS ..................                          88,096        68.3
                                                             -------       -----
OCCUPIED TOTAL .....................                         128,956       100.0%

VACANT SPACE .......................                               0         0.0
                                                             -------       -----
PROPERTY TOTAL .....................                         128,956       100.0%
                                                             =======       =====
---------------------------------------------------------------------------------

                                                     ANNUAL          % OF
                                         BASE         BASE       TOTAL ANNUAL        LEASE
TENANT                                 RENT PSF       RENT         BASE RENT       EXPIRATION
-------------------------------------------------------------------------------------------------

MAJOR TENANTS
Dean & Deluca New York .............   $ 204.55    $2,569,167         39.4%    Multiple Spaces(1)
Devachan Salon and Spa, Inc. .......   $  12.20       112,892          1.7     Multiple Spaces(2)
Ann Taylor Retail Inc. .............   $  60.66       424,613          6.5        January 2015
Zorbit, Inc. .......................   $  39.95       243,695          3.7        October 2011
The Huffingtonpost.com .............   $  42.35       252,000          3.9     Multiple Spaces(3)
                                                   ----------        -----
 TOTAL MAJOR TENANTS ...............   $  88.16    $3,602,367         55.2%
NON-MAJOR TENANTS ..................   $  33.20     2,924,347         44.8
                                                   ----------        -----
OCCUPIED TOTAL .....................   $  50.61    $6,526,714        100.0%
                                                   ==========        =====
VACANT SPACE .......................

PROPERTY TOTAL .....................
-------------------------------------------------------------------------------------------------

(1)   Under the terms of multiple leases, approximately 2,250 square feet of office space, at a rental rate of $30.74 per square foot, expire in
      September 2008, and approximately 10,310 square feet of ground floor retail space expire in September 2023. The current rental rate for approximately 10,310 square foot retail space is $59.46 per square foot, with a contractual rent step as of October 1, 2008 to $242.48 per square foot. The base rent per square foot of $204.55 shown above, is equal to the weighted average for the current office rent and the retail rent payable as of October 1, 2008.

(2)   Under the terms of multiple leases, approximately 1,250 square feet expire on a month-to-month basis and approximately 8,000 square feet expire in
      January 2015.

(3)   Under the terms of multiple leases, approximately 2,450 square feet expire in January 2012 and approximately 3,500 square feet expire in May 2014.

------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                                                                                                               CUMULATIVE % OF
                 # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF   % OF BASE RENT      BASE RENT
      YEAR         EXPIRING        EXPIRING      EXPIRING     EXPIRING*       SF EXPIRING*       EXPIRING*        EXPIRING*
------------------------------------------------------------------------------------------------------------------------------

      2007            7           $ 33.40         18,049         14.0%            14.0%             9.2%              9.2%
      2008            8           $ 32.68         15,766         12.2%            26.2%             7.9%             17.1%
      2009            5           $ 36.67         10,480          8.1%            34.3%             5.9%             23.0%
      2010            7           $ 31.54         24,530         19.0%            53.4%            11.9%             34.9%
      2011            5           $ 35.09         13,921         10.8%            64.2%             7.5%             42.4%
      2012            4           $ 35.73          8,800          6.8%            71.0%             4.8%             47.2%
      2013            1           $ 31.46          1,825          1.4%            72.4%             0.9%             48.1%
      2014            2           $ 37.39          6,275          4.9%            77.3%             3.6%             51.6%
      2015            2           $ 33.91         15,000         11.6%            88.9%             7.8%             59.4%
      2016            1           $ 36.77          4,000          3.1%            92.0%             2.3%             61.7%
      2017            0           $  0.00              0          0.0%            92.0%             0.0%             61.7%
   Thereafter         1           $242.48         10,310          8.0%           100.0%            38.3%            100.0%
     Vacant           0             NA                 0          0.0%           100.0%             0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       105

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                          VILLAGE SHOPPES AT CREEKSIDE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $39,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.1%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                                           Carlton Cabot
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.720%
MATURITY DATE                                                     July 11, 2017
AMORTIZATION TYPE                                                       Balloon
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                          120 / 360
REMAINING TERM / AMORTIZATION                                         119 / 360
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
  TAX/INSURANCE                                   Yes
  TI / LC                                  $1,125,000
  REPLACEMENT                                 $75,000

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                                   Yes
  REPLACEMENT                                 $21,272
  TI / LC(1)                                Springing

ADDITIONAL FINANCING(2)                                                    None

CUT-OFF DATE BALANCE                                                $39,500,000
CUT-OFF DATE BALANCE/SF                                                    $186
CUT-OFF DATE LTV                                                          77.3%
MATURITY DATE LTV                                                         72.0%
UW DSCR ON NCF                                                            1.26x
--------------------------------------------------------------------------------

(1)   In the event the TI/LC Reserve balance is less than $700,000, the borrower is required to make deposits at an annual rate of $85,088, until $700,000 is achieved.

(2)   Future mezzanine debt, secured by interests in the Master Tenant (as defined in the related Mortgage Loan documents), is permitted, subject to certain conditions including but not limited to: (i) an aggregate debt service coverage ratio of no less than 1.25x, (ii) the aggregate loan-to-value ratio shall not exceed 80.0% and (iii) certain other conditions as specified in the related Mortgage Loan Documents.

                     [PHOTO OF VILLAGE SHOPPES AT CREEKSIDE]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                      Lawrenceville, GA
PROPERTY TYPE                                                 Retail - Anchored
SIZE (SF)                                                               212,722
OCCUPANCY AS OF MAY 14, 2007                                              99.2%
YEAR BUILT / YEAR RENOVATED                                           2006 / NA
APPRAISED VALUE                                                     $51,100,000
PROPERTY MANAGEMENT                           Jones Lang Lasalle Americas, Inc.
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES                                                          $4,650,090
UW TOTAL EXPENSES                                                    $1,110,013
UW NET OPERATING INCOME (NOI)                                        $3,540,077
UW NET CASH FLOW (NCF)                                               $3,480,262
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       106

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                          VILLAGE SHOPPES AT CREEKSIDE
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                        TENANT SUMMARY
-------------------------------------------------------------------------------------------------------------------------------
                                  RATINGS*                     % OF NET                 ANNUAL         % OF
                                   FITCH/       NET RENTABLE   RENTABLE     BASE         BASE      TOTAL ANNUAL       LEASE
TENANT                           MOODY'S/S&P      AREA (SF)      AREA     RENT PSF       RENT        BASE RENT     EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
Gold's Gym ..................     NR/NR/NR          30,000        14.1%    $ 7.50    $  225,000          5.9%      July 2017
Staples .....................  BBB+/Baa1/BBB+       20,350         9.6     $12.50       254,375          6.7     December 2021
Grand Harbour Import ........     NR/NR/NR          15,000         7.1     $ 9.75       146,250          3.9     December 2013
Concentra ...................     NR/NR/NR          10,982         5.2     $ 8.24        90,492          2.4       June 2017
Process Institute ...........     NR/NR/NR           9,500         4.5     $14.75       140,125          3.7      January 2017
                                                    ------       -----               ----------        -----
 TOTAL MAJOR TENANTS ........                       85,832        40.3%    $ 9.98    $  856,242         22.6%

NON-MAJOR TENANTS ...........                      125,090        58.8     $23.41     2,928,750         77.4
                                                   -------       -----               ----------        -----
OCCUPIED TOTAL ..............                      210,922        99.2%    $17.94    $3,784,992        100.0%
                                                                                     ==========        =====
VACANT SPACE ................                        1,800         0.8
                                                   -------       -----
PROPERTY TOTAL ..............                      212,722       100.0%
                                                   =======       =====
-------------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                                                                                                              CUMULATIVE % OF
                # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF   % OF BASE RENT      BASE RENT
     YEAR         EXPIRING        EXPIRING      EXPIRING     EXPIRING*       SF EXPIRING*       EXPIRING*        EXPIRING*
------------------------------------------------------------------------------------------------------------------------------

     2011           1             $24.00          1,500          0.7%          0.7%                1.0%              1.0%
     2012          44             $22.52        107,499         50.5%         51.2%               64.0%             64.9%
     2013           1             $ 9.75         15,000          7.1%         58.3%                3.9%             68.8%
     2014           1             $23.00          5,350          2.5%         60.8%                3.3%             72.0%
     2015           0             $ 0.00              0          0.0%         60.8%                0.0%             72.0%
     2016           1             $30.00          2,400          1.1%         61.9%                1.9%             73.9%
     2017           4             $ 9.35         51,682         24.3%         86.2%               12.8%             86.7%
  Thereafter        3             $18.30         27,491         12.9%         99.2%               13.3%            100.0%
    Vacant          0              NA             1,800          0.8%        100.0%                0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       107

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                THE LION BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $33,600,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    0.9%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
                                                      BlackRock Realty and Core
SPONSOR                                                         Plus Properties
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.794%
MATURITY DATE                                                     June 11, 2012
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                            60 / IO
REMAINING TERM / AMORTIZATION                                           58 / IO
LOCKBOX                                                                    None

UP-FRONT RESERVES                                None

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                             Springing

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $33,600,000
CUT-OFF DATE BALANCE/SF                                                    $230
CUT-OFF DATE LTV                                                          54.2%
MATURITY DATE LTV                                                         54.2%
UW DSCR ON NCF                                                            1.31x
--------------------------------------------------------------------------------

                          [PHOTO OF THE LION BUILDING]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                         Washington, DC
PROPERTY TYPE                                                     Office -- CBD
SIZE (SF)                                                               146,298
OCCUPANCY AS OF MAY 31, 2007                                              99.8%
YEAR BUILT / YEAR RENOVATED                                         1984 / 2004
APPRAISED VALUE                                                     $62,000,000
PROPERTY MANAGEMENT                                     Core Plus Services, LLC
UW ECONOMIC OCCUPANCY                                                     94.0%
UW REVENUES                                                          $5,393,226
UW TOTAL EXPENSES                                                    $2,340,776
UW NET OPERATING INCOME (NOI)                                        $3,052,450
UW NET CASH FLOW (NCF)                                               $2,553,255
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       108

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                                THE LION BUILDING
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                    TENANT SUMMARY
-------------------------------------------------------------------------------------
                                                                             % OF NET
                                               RATINGS        NET RENTABLE   RENTABLE
TENANT                                    FITCH/MOODY'S/S&P     AREA (SF)      AREA
-------------------------------------------------------------------------------------

MAJOR TENANTS
Bonner Kiernan Trebach .................     NR/NR/NR             28,697        19.6%
Interface Video Systems, Inc. ..........     NR/NR/NR             26,117        17.9
Embassy of the Socialist Republic of
  Vietnam ..............................     NR/NR/NR             13,014         8.9
College Entrance Examination ...........     NR/NR/NR             12,613         8.6
Rader Fishman & Grauer .................     NR/NR/NR             11,584         7.9
Center For Individual Rights ...........     NR/NR/NR              6,766         4.6
                                                                  ------       -----
 TOTAL MAJOR TENANTS ...................                          98,791        67.5%

NON-MAJOR TENANTS ......................                          47,193        32.3
                                                                  ------       -----
OCCUPIED TOTAL .........................                         145,984        99.8%

VACANT SPACE ...........................                             314         0.2
                                                                 -------       -----
PROPERTY TOTAL .........................                         146,298       100.0%
                                                                 =======       =====
-------------------------------------------------------------------------------------

                                                                    % OF TOTAL
                                          BASE RENT      ANNUAL     ANNUAL BASE       LEASE
TENANT                                       PSF       BASE RENT        RENT       EXPIRATION
-----------------------------------------------------------------------------------------------

MAJOR TENANTS
Bonner Kiernan Trebach .................   $ 38.43    $1,102,826        22.1%      March 2016
Interface Video Systems, Inc. ..........   $ 26.96       704,114        14.1     December 2010
Embassy of the Socialist Republic of
  Vietnam ..............................   $ 36.02       468,812         9.4      August 2008
College Entrance Examination ...........   $ 38.21       481,925         9.7      October 2013
Rader Fishman & Grauer .................   $ 36.54       423,276         8.5      August 2008
Center For Individual Rights ...........   $ 36.00       243,576         4.9      October 2016
                                                      ----------       -----
 TOTAL MAJOR TENANTS ...................   $ 34.66    $3,424,529        68.6%

NON-MAJOR TENANTS ......................   $ 33.22     1,567,978        31.4
                                                      ----------       -----
OCCUPIED TOTAL .........................   $ 34.20    $4,992,508       100.0%
                                                      ==========       =====
VACANT SPACE ...........................

PROPERTY TOTAL .........................
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------------------------------
                                    WA BASE                                    CUMULATIVE        % OF         CUMULATIVE
                   # OF LEASES      RENT/SF     TOTAL SF     % OF TOTAL SF       % OF SF      BASE RENT       % OF BASE
      YEAR           EXPIRING      EXPIRING     EXPIRING       EXPIRING*        EXPIRING*     EXPIRING*     RENT EXPIRING*
--------------------------------------------------------------------------------------------------------------------------

      2007             4            $30.47        5,238            3.6%             3.6%          3.2%            3.2%
      2008             9            $35.17       32,466           22.2%            25.8%         22.9%           26.1%
      2009             6            $35.23       18,317           12.5%            38.3%         12.9%           39.0%
      2010             9            $28.63       37,438           25.6%            63.9%         21.5%           60.5%
      2011             0            $ 0.00            0            0.0%            63.9%          0.0%           60.5%
      2012             0            $ 0.00            0            0.0%            63.9%          0.0%           60.5%
      2013             2            $38.21       12,613            8.6%            72.5%          9.7%           70.1%
      2014             0            $ 0.00            0            0.0%            72.5%          0.0%           70.1%
      2015             0            $ 0.00            0            0.0%            72.5%          0.0%           70.1%
      2016             6            $37.38       39,912           27.3%            99.8%         29.9%          100.0%
      2017             0            $ 0.00            0            0.0%            99.8%          0.0%          100.0%
   Thereafter          0            $ 0.00            0            0.0%            99.8%          0.0%          100.0%
     Vacant            0              NA            314            0.2%           100.0%          0.0%          100.0%
--------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       109

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                           HIGH BLUFF RIDGE AT DEL MAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $32,900,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    0.9%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                                PRISA II
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.510%
MATURITY DATE                                                     July 11, 2017
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          119 / IO
SHADOW RATING (MOODY'S / S&P)*                                           Baa3/A
LOCKBOX                                                                    None

UP-FRONT RESERVES                                None

ONGOING ANNUAL RESERVES
  TAX / INSURANCE                           Springing

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $32,900,000
CUT-OFF DATE BALANCE / SF                                                  $209
CUT-OFF DATE LTV                                                          39.2%
MATURITY DATE LTV                                                         39.2%
UW DSCR ON NCF                                                            2.25x
--------------------------------------------------------------------------------

*     Moody's and S&P have confirmed that the High Bluff Ridge at Del Mar Loan has, in the context of its inclusion in the mortgage pool, credit characteristics consistent with an investment grade obligation.

                     [PHOTO OF HIGH BLUFF RIDGE AT DEL MAR]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                          San Diego, CA
PROPERTY TYPE                                                Office -- Suburban
SIZE (SF)                                                               157,567
OCCUPANCY AS OF MAY 23, 2007                                              97.4%
YEAR BUILT / YEAR RENOVATED                                           2005 / NA
APPRAISED VALUE                                                     $83,900,000
PROPERTY MANAGEMENT                      Brandywine Operating Partnership, L.P.
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES                                                          $6,333,522
UW TOTAL EXPENSES                                                    $2,033,055
UW NET OPERATING INCOME (NOI)                                        $4,300,468
UW NET CASH FLOW (NCF)                                               $4,072,412
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       110

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33

--------------------------------------------------------------------------------
                           HIGH BLUFF RIDGE AT DEL MAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TENANT SUMMARY
--------------------------------------------------------------------------------
                                           RATINGS*                     % OF NET
                                        FITCH/MOODY'S/   NET RENTABLE   RENTABLE
TENANT                                        S&P          AREA (SF)      AREA
--------------------------------------------------------------------------------

MAJOR TENANTS
Morrison & Foerster ..................     NR/NR/NR          80,005        50.8%
Cadence Pharmaceuticals Inc. .........     NR/NR/NR          23,494        14.9
Bernstein Litowitz Berger ............     NR/NR/NR          21,888        13.9
Domain Associates, LLC ...............     NR/NR/NR           7,962         5.1
Charles Schwab & Co. Inc. ............     A/A2/A--           6,185         3.9
                                                             ------       -----
 TOTAL MAJOR TENANTS .................                      139,534        88.6%

NON-MAJOR TENANTS ....................                       13,893         8.8
                                                            -------       -----

OCCUPIED TOTAL .......................                      153,427        97.4%

VACANT SPACE .........................                        4,140         2.6
                                                            -------       -----
PROPERTY TOTAL .......................                      157,567       100.0%
                                                            =======       =====
--------------------------------------------------------------------------------

                                                                   % OF TOTAL
                                        BASE RENT      ANNUAL     ANNUAL BASE       LEASE
TENANT                                     PSF       BASE RENT        RENT        EXPIRATION
----------------------------------------------------------------------------------------------

MAJOR TENANTS
Morrison & Foerster ..................   $ 35.40     $2,832,177        47.9%     November 2015
Cadence Pharmaceuticals Inc. .........   $ 43.80      1,029,037        17.4     September 2012
Bernstein Litowitz Berger ............   $ 39.00        853,632        14.4      December 2015
Domain Associates, LLC ...............   $ 42.84        341,092         5.8      December 2015
Charles Schwab & Co. Inc. ............   $ 42.02        259,894         4.4        May 2016
                                                     ----------       -----
 TOTAL MAJOR TENANTS .................   $ 38.10     $5,315,832        89.9%

NON-MAJOR TENANTS ....................   $ 43.15        599,474        10.1
                                                     ----------       -----

OCCUPIED TOTAL .......................   $ 38.55     $5,915,306       100.0%
                                                     ==========       =====
VACANT SPACE .........................

PROPERTY TOTAL .......................
----------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

-----------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE EXPIRATION SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
                # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF  CUMULATIVE % OF SF  % OF BASE RENT   CUMULATIVE % OF BASE
     YEAR         EXPIRING        EXPIRING      EXPIRING     EXPIRING*         EXPIRING*         EXPIRING*        RENT EXPIRING*
-----------------------------------------------------------------------------------------------------------------------------------

     2007            0            $ 0.00              0          0.0%              0.0%             0.0%                0.0%
     2008            0            $ 0.00              0          0.0%              0.0%             0.0%                0.0%
     2009            3            $40.96          7,083          4.5%              4.5%             4.9%                4.9%
     2010            1            $46.20          2,441          1.5%              6.0%             1.9%                6.8%
     2011            1            $45.00          4,369          2.8%              8.8%             3.3%               10.1%
     2012            1            $43.80         23,494         14.9%             23.7%            17.4%               27.5%
     2013            0            $ 0.00              0          0.0%             23.7%             0.0%               27.5%
     2014            0            $ 0.00              0          0.0%             23.7%             0.0%               27.5%
     2015            3            $36.66        109,855         69.7%             93.4%            68.1%               95.6%
     2016            1            $42.02          6,185          3.9%             97.4%             4.4%              100.0%
     2017            0            $ 0.00              0          0.0%             97.4%             0.0%              100.0%
  Thereafter         0            $ 0.00              0          0.0%             97.4%             0.0%              100.0%
    Vacant           0              NA            4,140          2.6%            100.0%             0.0%              100.0%
-----------------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       111

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o     GENERAL. For a detailed presentation of certain characteristics of the
      Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the Prospectus Supplement. See Annex A-2
      to the Prospectus Supplement for certain information regarding multifamily
      Mortgaged Properties. See Annex A-3 to the Prospectus Supplement for
      certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the Prospectus
      Supplement for certain information relating to the commercial tenants at the Mortgaged Properties. See Annex A-5 to the Prospectus Supplement for
      certain information relating to cross-collateralized and cross-defaulted
      Mortgage Loans. See Annex A-6 to the Prospectus Supplement for certain information relating to the 9720 & 9730 Cypresswood Drive Mortgage Loan.

-------------------------------------------------------------------------------------------------------------------------
                                            SIGNIFICANT SPONSOR CONCENTRATION
-------------------------------------------------------------------------------------------------------------------------
                                      # OF                                   % OF CUT-   WEIGHTED   WEIGHTED    WEIGHTED
                                     LOANS/                     AGGREGATE     OFF DATE    AVERAGE    AVERAGE    AVERAGE
                                    MORTGAGED                 CUT-OFF DATE      POOL      CUT-OFF    UW DSCR    MORTGAGE
             SPONSOR               PROPERTIES   LOAN NUMBER      BALANCE      BALANCE    DATE LTV    ON NCF       RATE
-------------------------------------------------------------------------------------------------------------------------

Simon Property Group Inc.             3/3        6, 5, 3      $629,294,118      17.5%       79.7%      1.20x      5.862%
George Gellert; Jared Kushner         1/1           1         $285,500,000       7.9%       60.8%      1.46x      6.353%
ING Clarion Partners                 1/46           2         $283,850,000       7.9%       63.8%      2.14x      5.663%
Ashford Hospitality Trust, Inc.       1/3           4         $260,980,000       7.2%       78.5%      1.43x      5.952%
The Moinan Group                      1/1           10        $ 84,000,000       2.3%       71.2%      1.35x      5.670%
Spirit Finance Corporation           1/54           11        $ 75,008,971       2.1%       68.5%      1.57x      6.172%
-------------------------------------------------------------------------------------------------------------------------

o     CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Six (6) groups of
      Mortgage Loans, representing approximately 3.6% of the Cut-Off Date Pool
      Balance, are cross-collateralized and/or cross-defaulted with one or more
      Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the
      Prospectus Supplement. As of the Closing Date, no Mortgage Loan (other than the Co-Lender Loans described on the next page) will be cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the
      case may be, will determine whether to enforce the cross-default and/or cross-collateralization rights upon a Mortgage Loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other
      Mortgage Loans are subject to cross-collateralization or cross-default provisions.

o     DSC RATIO AND LTV RATIO ADJUSTMENTS. The DSC Ratio at certain of the
      Mortgaged Properties have been adjusted to take into account certain letters of credit, holdbacks and cash escrows retained at origination or to determine the LTV Ratios on an "as-stabilized" basis assuming certain assumptions come to pass. The DSC Ratio of certain Mortgaged Properties have been calculated based on assumptions regarding the future financial performance of the related Mortgaged Property. The table below identifies
      Mortgage Loans where the unaudited adjustments are reflected in the DSC
      Ratio and LTV Ratios, as applicable. See "RISK FACTORS--Risks Relating to
      Net Cash Flow" and "--Inspections and Appraisals May Not Accurately
      Reflect Value or Condition of Mortgaged Property" in the Prospectus
      Supplement.

--------------------------------------------------------------------------------------------------------------------------------
                                                   ADJUSTED LTV OR DSC RATIOS
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 % OF CUT-OFF
                        MORTGAGE LOAN                         # OF LOANS             LOAN NUMBERS              DATE POOL BALANCE
--------------------------------------------------------------------------------------------------------------------------------

LTV ratio is based on the "as-stabilized" appraised value        9        2, 37, 60, 67, 71, 82, 95, 134, 137         9.9%
Adjustment to LTV ratio based on certain escrows, holdbacks
  or letters of credit                                           3                    7, 65, 87                       4.2%
Adjustment to DSC ratio based on certain escrows, holdbacks
  or letters of credit                                           4                 65, 87, 101, 153                   0.7%
--------------------------------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       112

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o     SUBORDINATE FINANCING

--------------------------------------------------------------------------------------------------------------------------------
                                                 EXISTING SUBORDINATE FINANCING
--------------------------------------------------------------------------------------------------------------------------------
                                                              # OF                                             % OF CUT-OFF DATE
                                                             LOANS                 LOAN NUMBERS                  POOL BALANCE
--------------------------------------------------------------------------------------------------------------------------------

Secured by Mortgaged Property(1)                               4                7, 42, 47, 162                        4.6%
Mezzanine Debt Secured by Ownership Interests in Borrower      7           1, 8, 22, 27, 28, 55, 131                 13.0%
--------------------------------------------------------------------------------------------------------------------------------

(1)   Excludes Subordinate Companion Loans shown in the table "Subordinate
      Companion Loans" below.

-----------------------------------------------------------------------------------------------------------------------------------
                                                   FUTURE SUBORDINATE FINANCING
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       % OF CUT-OFF
                                                           # OF                                                            DATE
                                                          LOANS                      LOAN NUMBERS                      POOL BALANCE
-----------------------------------------------------------------------------------------------------------------------------------

                                                                 1, 2, 3, 5, 6, 7, 8, 11, 12, 14, 17, 25, 26, 28, 36,
                                                                        40, 51, 61, 62, 81, 84, 93, 114, 117,
Secured by Ownership Interests in Borrower                 30                122, 130, 138, 141, 156, 160                 51.2%
Secured by Mortgaged Property                               1                             82                               0.2%
Unsecured Debt                                              2                           58, 69                             0.6%
Secured by Mortgaged Property and Ownership Interests in
  Borrower                                                  1                            152                               0.1%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                 SUBORDINATE COMPANION LOANS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                              CUT-OFF
                                                                                            SUBORDINATE
                                        LOAN       CUT-OFF DATE OF      % CUT-OFF DATE     COMPANION LOAN
           MORTGAGE LOAN               NUMBER     PRINCIPAL BALANCE      POOL BALANCE         BALANCE        PRIMARY SERVICER
-----------------------------------------------------------------------------------------------------------------------------

Sawgrass Mills                            3          $265,294,118             7.4%          $30,000,000           TBD*
Central / Eastern Industrial Pool         9            89,000,000             2.5           $19,000,000       Wachovia Bank
The Renaissance                          10            84,000,000             2.3           $ 9,000,000       Wachovia Bank
Nordic Cold Storage Pool                 13            55,500,000             1.5           $10,000,000       Wachovia Bank
4929 Wilshire                            20            31,316,000             0.9           $ 4,000,000       Wachovia Bank
Deerwood MHP I                           49            14,413,500             0.4           $ 1,601,500       Wachovia Bank
Deerwood MHP II                          50            14,413,500             0.4           $ 1,601,500       Wachovia Bank
                                                     ------------            ----
                                                     $553,937,118            15.4%
                                                     ============            ====
-----------------------------------------------------------------------------------------------------------------------------

*     To be primary servicer for JPMCC 2007-LDP12 transaction.

See "RISK FACTORS--Additional Debt on Some Mortgage Loans Creates Additional
Risks" and "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans" in the Prospectus
Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       113

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C33
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                     PARI PASSU LOANS
---------------------------------------------------------------------------------------------------------------------------
                                                                                           CUT-OFF DATE
                                                                                 % OF       PARI PASSU
                              LOAN     CUT-OFF DATE OF        % CUT-OFF       PARI PASSU     COMPANION       CONTROLLING
                             NUMBER   PRINCIPAL BALANCE   DATE POOL BALANCE      DEBT      LOAN BALANCE      TRANSACTION
---------------------------------------------------------------------------------------------------------------------------

666 Fifth Avenue               1        $  285,500,000          7.9%             24%        $929,500,000    GECMC 2007-C1
ING Hospitality Pool           2           283,850,000          7.9              50%        $283,850,000    WBCMT 2007-C32
Sawgrass Mills                 3           265,294,118          7.4              32%        $554,705,882  JPMCC 2007 LDP-12
Potomac Mills                  6           164,000,000          4.6              40%        $246,000,000    LBUBS 2007 C-6
84 Lumber Industrial Pool     11            75,008,971          2.1              50%        $ 75,008,971    WBCMT 2007-C33
                                        --------------         ----
                                        $1,073,653,089         29.8%
                                        ==============         ====
---------------------------------------------------------------------------------------------------------------------------

See "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans" in the Prospectus
Supplement.

------------------------------------------------------------------------------------
                 OPEN PERIODS GREATER THAN OR EQUAL TO SIX PERIODS
------------------------------------------------------------------------------------
                                # OF             LOAN               % OF CUT-OFF
                               LOANS            NUMBERS           DATE POOL BALANCE
------------------------------------------------------------------------------------

Open for six periods             4          2, 44, 58, 76                8.9%
Open for seven periods           6       1, 3, 13, 19, 84, 97           18.1
Open for ten periods             2              5, 6                    10.1
Open for twelve periods          1               164                     0.0
Open for thirteen periods        1               141                     0.1
                                                                        ----
                                                                        37.2%
                                                                        ====
------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC and Barclays Capital Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                             BARCLAYS CAPITAL

                                       114

The file "WBCMT 2007-C33 Free Writing Prospectus Annexes A1-6.xls", which is a
Microsoft Excel*, Version 5.0 spreadsheet, provides in electronic format certain information shown in Annexes A-1, A-2, A-3, A-4, A-5 and A-6. In addition, the spreadsheet provides certain Mortgage Loan and Mortgaged Property information contained in Annex A-1 and information detailing the changes in the amount of monthly payments with regard to certain Mortgage Loans. As described under
"DESCRIPTION OF THE CERTIFICATES--Reports to Certificateholders; Available
Information" in the Prospectus Supplement, each month the Trustee will make available through its internet website an electronic file in CMSA format updating and supplementing the information contained in the "WBCMT 2007-C31 Free
Writing Prospectus Annexes A1-6.xls" file. Also included on the CD-ROM is an electronic copy of Annex B.

To open the file, insert the CD-ROM into your CD-ROM drive. Copy the file "WBCMT
2007-C33 Free Writing Prospectus Annexes A1-6.xls" to your hard drive or network drive. Open the file "WBCMT 2007-C33 Free Writing Prospectus Annexes A1-6.xls"
as you would normally open any spreadsheet in Microsoft Excel. After the file is opened, a securities law legend will be displayed. READ THE LEGEND CAREFULLY. To view the data, see the worksheets labeled "Disclaimer", "A-1 Certain
Characteristics of the Mortgage Loans and Mortgaged Properties" or "A-2 Certain
Information Regarding Multifamily Mortgaged Properties" or "A-3 Reserve Account
Information" or "A-4 Commercial Tenant Schedule" or "A-5 Certain Characteristics
of the Mortgage Loans and Mortgaged Properties (Crossed and Portfolios)" or "A-6
Debt Service Payment Schedule for the 9720 & 9730 Cypresswood Drive Mortgage
Loan", respectively.

*     Microsoft Excel is a registered trademark of Microsoft Corporation.